Exhibit (C)(10)

Materials Prepared for the Conflicts Committee of the Board of Directors of Crestwood Gas Services GP LLC

Project Intrepid

May 5, 2013

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Crestwood Gas Services GP LLC (the “Company”), the general partner of Crestwood Midstream Partners LP (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Partnership and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Conflicts Committee.

These materials were compiled on a confidential basis for use by the Conflicts Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.

These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.

Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Confidential

Table of Contents

Section

Introduction I

Executive Summary II

Overview of CMLP III

Indicative Valuation of CMLP IV

Overview of NRGM V

Indicative Valuation of NRGM VI

Summary Analysis of the Proposed Exchange Ratio VII

Summary Pro Forma Impact VIII

Appendix

A. Weighted Average Cost of Capital

B. CMLP Management Sensitivity Case

C. NRGM Management Sensitivity Case

D. Additional Pro Forma Impact Sensitivities

I. Introduction

Confidential

Introduction

Overview of Materials

Evercore Partners (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Crestwood Gas Services GP LLC, the general partner of Crestwood Midstream

Partners LP (“Crestwood”, “CMLP” or the “Partnership”), regarding the proposed merger of CMLP with and into Inergy Midstream, L.P. (“NRGM”) (the “Proposed Transaction” or “Project Intrepid”)

As part of the Proposed Transaction, each common unit and Class D Unit(1) of CMLP is to be exchanged for 1.070x NRGM units and each CMLP common unit owned by unaffiliated unitholders will receive $1.03 in cash (the “Proposed Consideration”)

The exchange ratio is based on a proposed 5.0% premium to CMLP’s volume-weighted average unit price over the previous 20 trading days ending May 3, 2013

The cash consideration of $1.03 per unit is based on an aggregate $25.0 million dollar one-time cash payment to CMLP unaffiliated unitholders from NRGM and an aggregate $10.0 million dollar one-time cash payment to CMLP unaffiliated unitholders from Crestwood Holdings, LLC (“Crestwood Holdings”)

Represents a 14.4% premium to CMLP’s $23.85 per unit closing price on May 3, 2013 for CMLP’s unaffiliated unitholders

Pro forma for Project Intrepid, CMLP will survive as a wholly-owned subsidiary of NRGM

As part of the Proposed Transaction, NRGM will assume CMLP’s current debt outstanding

As a condition to the Proposed Transaction, Inergy, L.P. (“NRGY”) and Crestwood Holdings will enter into a series of transactions to consolidate the general partner of both entities including: (i) NRGY distributing all its existing NRGM units to existing NRGY unitholders; (ii) Crestwood Holdings acquiring Inergy Holdings GP, LLC (“IHGP”) from NRGY principals and (iii) NRGY acquiring CMLP’s general partner and IDR interest from Crestwood Holdings

Class D Units are similar in certain respects to existing common units, except that CMLP has the option to pay distributions on Class D Units for the period from March 2013 to March 2014 with cash or by issuing additional paid-in-kind Class D Units based upon the volume weighted-average price of CMLP common units for the ten trading days immediately preceding the date the distribution is declared

1

Confidential

Introduction

Overview of Materials (cont’d)

As such, the materials herein review the following:

An executive summary including: (i) an overview of the Proposed Transaction, including summary proposed terms; (ii) an overview of the standalone partnership structures of NRGM and CMLP; (iii) a review of the NRGM pro forma partnership structure and summary pro forma asset map; (iv) a review of certain trading statistics of NRGM, CMLP and NRGM adjusted for the Proposed Transaction; (v) a review of the draft of the Merger Agreement dated May 5, 2013; (vi) a review of Evercore’s evaluation process to-date; (vii) a summary indicative analysis of the value of the Proposed Consideration relative to the indicative value of a CMLP unit; (viii) an analysis of the proposed pro forma ownership relative to each of CMLP’s and NRGM’s contribution to the proposed MLP based on various financial metrics and (ix) an analysis of the pro forma impact of the Proposed Transaction to CMLP unitholders

An overview of CMLP, including an overview of CMLP’s assets and operations, a review of CMLP’s market and capitalization data and historical and projected operating and financial results as provided by CMLP management (the “CMLP Management Financial Projections”), a review of the assumptions utilized by CMLP management in deriving such financial projections and a review of the assumptions utilized by CMLP management in deriving such financial projections

An indicative valuation analysis of CMLP utilizing the CMLP Management Financial Projections

2

Confidential

Introduction

Overview of Materials (cont’d)

An overview of NRGM, including an overview of NRGM’s assets and operations, a review of NRGM’s market and capitalization data and historical and projected operating and financial results as provided by NRGM management (the “NRGM Management Financial Projections”) and a review of the assumptions utilized by NRGM management in deriving such financial projections

An indicative valuation analysis of the Proposed Consideration utilizing the NRGM Management Financial Projections

An analysis of the proposed pro forma ownership relative to each of CMLP’s and NRGM’s contribution to the pro forma entity based on various financial metrics utilizing the CMLP Management Financial Projections and the NRGM

Management Financial Projections as well as a potential alternative set of projected operating and financial results as provided by CMLP management representing a downside scenario to the CMLP Management Financial Projections (the “CMLP Management Sensitivity Case”) and a potential alternative set of projected operating and financial results as provided by CMLP management representing a downside scenario to the NRGM Management Financial Projections

(the “NRGM Management Sensitivity Case”)

A review of the pro forma financial impact of the Proposed Transaction to CMLP unitholders

3

II. Executive Summary

Confidential

Executive Summary

Overview of Project Intrepid

Opinion

Evercore has been asked by the Conflicts Committee, whether, in Evercore’s opinion, the Proposed

Requested:

Consideration to be received in the Proposed Transaction is fair, from a financial point of view, to the holders of the Partnership’s common units other than Crestwood Gas Services GP LLC, Crestwood Gas

Services Holdings LLC and their respective affiliates

As part of the Proposed Transaction, NRGM has proposed to acquire each CMLP common unit and Class D Unit outstanding in exchange for 1.070x NRGM common units and make an aggregate cash payment of $25.0 million, to the CMLP unaffiliated unitholders

The exchange ratio was calculated assuming a 5.0% premium to CMLP’s volume-weighted average closing unit price over the 20 trading days ended May 3, 2013 (“20-Day VWAP”) as described below

Crestwood Holdings has also agreed to pay CMLP’s unaffiliated unitholders an aggregate $10.0 million dollar one-time cash payment ($0.29 per unit)

Represents an aggregate CMLP equity value of approximately $1.6 billion based on a 20-Day VWAP as of May 3, 2013 and, including NRGM’s assumption of CMLP’s approximately $787.4 million of net debt projected to be outstanding as of July 1, 2013, a CMLP enterprise value of approximately $2.4 billion

Pro forma for the Proposed Transaction, CMLP unitholders will own 42.9% of the pro forma entity

Expected announcement on May 6, 2013

Prior to the Proposed Transaction, it is anticipated that NRGY and Crestwood Holdings will enter into a series of transactions to consolidate the general partner of both entities (together the “GP Consolidation”), including:

Step 1: NRGY will distribute all of its 56.4 million NRGM units to NRGY unitholders

Step 2: Crestwood Holdings will acquire IHGP for a cash payment of $80.0 million

Step 3: NRGY will acquire CMLP’s general partner and IDR interest on a debt-free basis from Crestwood Holdings in exchange for $450.0 million in NRGY units (39.5 million NRGY units based on the 20-Day VWAP as of May 3, 2013)

Step 4: Crestwood Holdings will contribute a portion of its CMLP units, currently proposed to be 6.7 million CMLP units, for an equivalent value of NRGY units such that Crestwood Holdings owns a 29.0% interest in NRGY on a pro forma basis

While Steps 1 through 4 above are conditions precedent to closing of the Proposed Transaction, closing of the Proposed Transaction is not a condition precedent to the GP Consolidation

4

Confidential

Executive Summary

Summary Transaction Structure

Summary Structure

Step 1: NRGY Public 56.4 million NRGY Distribution of NRGM Units

NRGY distributes all of its existing Unitholders Principals NRGY’s NRGM NRGM units (56.4 million) to existing

Units to NRGY NRGY unitholders NRGY Unitholders

Step 2: Inergy Holdings GP, LLC and associated

Crestwood Holdings acquires IHGP from non-economic GP interest in NRGY

Acquisition of Crestwood NRGY

NRGY principals for a cash payment of

Inergy Holdings Holdings Principals

$80.0 million $80.0 million cash

GP Consolidation Step 3: NRGY

NRGY acquires CMLP’s general partner CMLP’s General Partner

Acquires CMLP’s

GP and IDR interests from Crestwood and IDR Interest

GP and IDR Crestwood

Holdings in exchange for $450.0 million of NRGY

Interests for Holdings

NRGY units (or 39.5 million NRGY units) 39.5 million NRGY Units

NRGY Units

NRGY acquires 6.7 million CMLP units

Step 4: True-Up 6.7 million CMLP Units from Crestwood Holdings in exchange for Crestwood

Contribution NRGY

14.3 million NRGY units Holdings

14.3 million NRGY Units

CMLP merges with and into NRGM in exchange for 1.070 NRGM units per CMLP CMLP Public NRGY unit and an aggregate payment to CMLP Unitholders unaffiliated unitholders of $25.0 million 7.1 million 6.7 million

CMLP/NRGM

In addition, Crestwood Holdings will make $10.0 NRGM Units CMLP Units

Merger

Proposed Transaction a $10.0 million aggregate payment to million

CMLP unaffiliated unitholders 19.5 million CMLP Units

Crestwood

As a result, NRGM issues 64.5 million new NRGM

Holdings

NRGM units and $25.0 million in cash 20.9 million NRGM Units

5

Confidential

Executive Summary

Current NRGM Organizational Structure


NRGP Limited Partner, LLC
100% Member Interest
Inergy Holdings GP , LLC
1% L.P. Interest
99% L.P. Interest
Inergy Holdings, L.P.
Inergy GP, LLC (Managing General Partner)
Non-Economic GP Interest
NRGY Public Unitholders
96.7% L.P. Interest
2.7% L.P. Interest
0.6% L.P. Interest
IPCH Acquisition Corp. 847,415 Class A Units
100% Class A Member Interest
0.5% Class A Member Interest
Inergy Partners, LLC 4,019,837 Class A Units
99.5% Class A Member Interest
Inergy , L.P.
NYSE: NRGY
56,398,707 NRGM Common Units
Incentive Distribution Rights
Market Capitalization: $2,938 MM
Net Debt: $345 MM
100% Member Interest
MGP GP, LLC
100% L.P. Interest
Non-economic GP interest
Inergy Midstream Holdings, L.P.
65.7% Ownership
100% Member Interest
NRGM GP, LLC
Incentive Distribution Rights
Non-economic GP interest
100% Member Interest
Inergy Operations, LLC
100% Member Interest
100% Member Interest
Inergy Services, LLC
Tres Palacios Gas Storage, LLC
100% Member Interest
Tres Palacios Midstream, LLC
100% Member Interest
Inergy Midstream, L.P.
NYSE: NRGM
Market Capitalization: $2,109 MM
Net Debt: $712 MM
34.3% Ownership
NRGM Public Unitholders
Inergy Midstream Operations, LLC
100% Member Interest
100% Member Interest
100% Ownership
100% Member Interest
100% Member Interest
100% Member Interest
100% Member Interest
Inergy Pipeline East, LLC
Inergy Gas Marketing, LLC
Inergy Storage, Inc.
Arlington Storage Company, LLC
Finger Lakes LPG Storage, LLC
US Salt, LLC
Inergy Crude Logistics, LLC
100% Member Interest
Inergy Terminals, LLC
100% Member Interest
Inergy Dakota Pipeline, LLC
0.1% Member Interest
99.9% Member Interest
Central New York Oil And Gas Company, L.L.C.

EVERCORE PARTNERS
6
Crestwood

Confidential

Executive Summary

Current CMLP Organizational Structure

Crestwood Holdings Partners LLC

100%

Crestwood Holdings II LLC

100%

Crestwood Holdings LLC

2,333,712 Common LP Units

100%

Crestwood Gas Services Public Holdings LLC Unitholders

3.8%

34,083,730 Common 100% 17,210,377 Common LP Units LP Units 6,190,469 Class D LP Units

Common LP Units Class D LP Units (1)

Crestwood Gas Services 28.2% 10.1% GP LLC

55.8% 137,105 Common LP Units 1,112,674 GP Units LP GP

0.2% 1.8%

Crestwood Midstream Partners LP

Market Capitalization: $1,456.5 million Net Debt: $733.7 million

100% B3 / B 100%

Operating Crestwood Marcellus Subsidiaries Midstream LLC

Source: Public partnership filings

(1) Class D Units are similar in certain respects to existing common units, except that CMLP has the option to pay distributions to Class D unitholders for a period of one year with cash or by issuing additional paid-in-kind Class D units based upon the volume weighted-average price of CMLP common units for the ten trading days immediately preceding the date the distribution is declared

7

Confidential

Executive Summary

Pro Forma Ownership Structure

100% Pro Forma Ownership Units (MM) %

Crestwood Holdings Partners LLC Crestwood Holdings LLC NRGY

100% PublicNRGY 105.0 56.6% Crestwood Holdings 53.8 29.0% Public Management 26.7 14.4%

Inergy Holdings, L.P.

Unitholders Total NRGY Units 185.6 100.0%

Common LP Units 100% NRGM

105.0 million PublicNRGM 17.5 11.6%

Common LP Units Common LP Units

56.6% PublicCMLP 36.5 24.3%

Inergy GP, LLC 53.8 million 20.9 million

29.0% 13.9% Crestwood Holdings 20.9 13.9% Management 100% NRGY Unitholders 56.4 37.5% NRGY (Formerly CMLP Units) 7.1 4.7%

Non-Economic General Partner Interest

Management 12.0 8.0% Common LP Units Total NRGM Units 150.4 100.0%

26.7 million Inergy, L.P.

14.4% 100%

MGP GP, LLC

100% 100%

Non-Economic General Partner Interest Public Unitholders Inergy Midstream Holdings, L.P.

Common LP Units Common LP Units 110.4 million 100% 73.4%

7.1 million Non-Economic General Partner Interest

4.7%

Incentive Management NRGM GP, LLC Distribution 100% Rights 100% Common LP Units Non-Economic Inergy 12.0 million General Partner Interest Midstream, L.P. 8.0%

Crestwood Gas Services, LLC 100% 100% Crestwood Midstream

Non-Economic General Partner Interest Partners, LP

8

Confidential

Executive Summary Pro Forma Asset Map

Legend

Gathering Systems (CMLP)

Compression and Treating Facility (CMLP) Processing Facility (CMLP) Gas Storage (NRGM) NGL Storage (NRGM) COLT Hub (NRGM)

Confidential

Executive Summary

Summary Side by Side Comparison($ in millions, except per unit amounts)

NRGM

CMLP NRGM Pro Forma

Unit Price (as of 05/03/2013) $23.85 $24.55 $24.55

Total Equity Value $1,456.5 $2,108.9 $3,692.1

Plus: Net Debt $733.7 $711.6 $1,495.3

Plus: Minority Interest

Enterprise Value $2,190.1 $2,820.5 $5,187.4

Adjusted EBITDA

2013E $173.3 $194.3 $377.5

2014E 214.8 228.6 458.4

Enterprise Value / Adjusted EBITDA

2013E 12.6x 14.5x 13.7x

2014E 10.2 12.3 11.3

Distributed Cash Flow Yield

Current Annualized 8.6% 6.4% 6.9%(1)

2013E 8.7% 6.5% 6.7%

2014E 9.0% 6.9% 7.5%

Distributable Cash Flow Yield

Current Annualized 8.2% 5.6% 7.1%(1)

2013E 8.3% 6.2% 6.7%

2014E 9.0% 7.1% 7.8%

Credit Rating B3 / B Ba3 / BB NA

Source: CMLP and NRGM management, respectively and CMLP and NRGM filings Note:: All entities listed on a fiscal year basis; NRGM fiscal year ends September 30

(1)	Distribution per LP unit and Distributable Cash Flow per LP Unit for the three months ending September 30, 2013

Confidential

Executive Summary

Market Value Weighted Average Current Yield and Exchange Ratio Calculation

($ in millions, except per unit amounts)

CMLP NRGM

Unit Price (as of 05/03/2013) $23.85 $24.55

Current Distribution per Unit $2.04 $1.58

Current Yield 8.6% 6.4%

Market Value $1,456.5 $2,108.9

% of Combined Market Value 40.9% 59.1%

Market Value Weighted Average Current Yield 7.3%

20-Day VWAP (as of 05/03/2013) $24.46

Offer Premium to CMLP’s 20-Day VWAP 5.0%

Offer Price per CMLP Unit $25.68

NRGM 20-Day VWAP $24.00

CMLP / NRGM Exchange Ratio 1.070x

NRGM Unit Price (as of 05/03/2013) $24.55

Implied Value of Equity Consideration $26.27

Plus: Cash Consideration to CMLP Unaffiliated Unitholders 1.03

Total Value Paid to CMLP Unaffiliated Unitholders $27.30

Current CMLP Unit Price $23.85

Implied Premium Paid to CMLP Unaffiliated Unitholders 14.4%

Confidential

Executive Summary

Summary of Merger Agreement

Parties: CMLP

Crestwood Gas Services GP, LLC (“CMLP GP”)

NRGM; NRGM GP, LLC (“NRGM GP”)

NRGY

Intrepid Merger Sub, LLC (“Merger Sub”), a wholly-owned subsidiary of NRGM

Mechanics: Provides for merger of CMLP with Merger Sub; CMLP remains as surviving entity post-closing,

continuing as a wholly-owned subsidiary of NRGM

NRGM will be sole limited partner of CMLP, CMLP GP will be sole general partner of CMLP, and

NRGM GP will be sole member of CMLP GP

Closing occurs within 3 business days of satisfaction or waiver of closing conditions (see page 13)

Consideration: The Proposed Consideration (CMLP common units and Class D Units exchanged for NRGM units and cash)

Merger Sub LLC interests convert into 100% LP interest in CMLP

CMLP GP’s GP interest in CMLP converts into a non-economic GP interest in CMLP

Outstanding CMLP Incentive Distribution Rights are cancelled

CMLP Restricted Common Units lapse; CMLP Phantom Units vest and restrictions thereon lapse

Required Majority of outstanding CMLP common units

Approvals After – As a condition to execution of Merger Agreement, NRGM will require CMLP GP, Crestwood

Merger Gas Services Holdings LLC and Crestwood Holdings LLC to enter into a Voting Agreement

Agreement is(agreeing to support the Proposed Transaction) and an Option Agreement (giving NRGY the

Executed: option to purchase these parties’ CMLP units in the event the Merger Agreement is terminated)

NYSE approval of listing of additional NRGM common units to be issued in connection with merger

Source: Draft of the Agreement and Plan of Merger by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Midstream Partners LP and Crestwood Gas Services GP LLC dated May 5, 2013

Confidential

Executive Summary

Summary of Merger Agreement (cont’d)

Covenants: Parties agree to continue to conduct business in the ordinary course through Closing and abide by customary restrictions on issuance of equity, incurrence of debt, entry into material contracts, etc.

No-Shop Clause: CMLP agrees not to solicit or otherwise agree to an alternative to the Proposed

Transaction; includes fiduciary out allowing CMLP GP’s Board to agree to superior proposal

Indemnification: NRGM must indemnify directors and officers of CMLP and related parties for 6 years after closing, including for claims relating to the Proposed Transaction

Directors of CMLP Board (and related entities as NRGM may designate) must resign

Securities Law Filings: Parties agree to cooperate in filing Joint Proxy Statement/Prospectus,

Schedule 13E-3 (if needed), and other filings as required by the SEC

In specified circumstances post-termination of the Merger Agreement, CMLP is required to share business opportunities of which CMLP’s GP becomes aware with NRGM

Conditions to Customary closing conditions (including absence of Material Adverse Effect); GP Consolidation has

Closing: occurred; and Required Approvals obtained (see page 12)

Termination: Termination (i) by mutual consent of the parties; (ii) by either CMLP or NRGM if merger is not consummated within six months of Merger Agreement execution, CMLP unitholder or requisite governmental approval not obtained, or material breach and failure to cure by the other party or (iii)

by NRGM if CMLP GP Board changes its recommendation or willfully breaches non-solicitation provision

Termination Fee: CMLP must pay termination fee of 3.25% of equity value of CMLP if CMLP willfully breaches nonsolicitation provision, CMLP GP Board changes its recommendation or CMLP agrees to a superior proposal, a portion of which shall be returned to CMLP if the option is exercised under the Option Agreement

Expense Reimbursement: CMLP must pay NRGM $10.0 million as expense reimbursement if CMLP unitholder approval is not obtained

Controlling Law: Delaware

Source: Draft of the Agreement and Plan of Merger by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Midstream Partners LP and Crestwood Gas Services GP LLC dated May 5, 2013

Confidential

Executive Summary

Evercore Evaluation Process To-Date

In connection with its review of the Proposed Transaction as of May 4, 2013, Evercore has, among other things:

Reviewed certain publicly-available financial and operating data relating to the Partnership and NRGM that we deemed to be relevant;

Reviewed publicly-available research analyst estimates for the Partnership’s and NRGM’s future financial performance on a standalone basis;

Reviewed certain non-public projected financial and operating data relating to the Partnership prepared and furnished to us by management of the Partnership, including certain sensitivity cases with respect to the Partnership’s projected financial results;

Discussed the past and current operations, financial projections and current financial condition of the Partnership with management of the Partnership (including management’s views of the risks and uncertainties of achieving such projections);

Reviewed certain non-public projected financial and operating data relating to NRGM prepared and furnished to us by management of NRGM, including certain sensitivity cases with respect to the NRGM’s projected financial results;

Reviewed the past and current operations, financial projections and current financial condition of NRGM with management of the Partnership;

Reviewed the dynamics of each of the markets in which the Partnership and NRGM participates with management of the Partnership;

Reviewed the reported prices and the historical trading activity of the Common Units and NRGM’s common units;

Compared the financial performance of the Partnership and its market trading metrics with those of certain other publicly-traded entities that we deemed relevant;

Compared the financial performance of NRGM and its market trading metrics with those of certain other publicly- traded entities that we deemed relevant;

Compared the proposed financial terms of the Merger with publicly-available financial terms of certain transactions that we deemed relevant;

Compared the relative contribution by each of NRGM and the Partnership of certain financial metrics we deemed relevant to the pro forma entity with the relative ownership as implied by the exchange ratio;

Confidential

Executive Summary

Evercore Evaluation Process To-Date (cont’d)

Reviewed the pro forma financial impact to certain financial metrics that we deemed relevant as a result of the Merger based on a combination of certain financial performance scenarios as provided by management of NRGM and the Partnership;

Reviewed the Crestwood Management Presentation dated April 11, 2013, prepared for NRGY and NRGM by management of the Partnership;

Reviewed the Inergy Management Presentation dated April 11, 2013, prepared for the Partnership by NRGM management;

Reviewed the Project Intrepid Due Diligence Presentation dated April 19, 2013, prepared by management of the Partnership;

Reviewed the Project Intrepid Internal Memo regarding the NRGM & Tres Palacios Business Outlook dated May 1, 2013, prepared by management of the Partnership;

Reviewed the materials prepared for the Board of Directors Meeting of Crestwood Gas Services GP LLC dated May 1, 2013;

Reviewed the Project Intrepid Tax Considerations document dated April 25, 2013, prepared by CMLP’s tax advisors;

Reviewed the Project Intrepid: Regulatory Due Diligence document dated April 29, 2013, prepared by Akin Gump Strauss Hauer & Feld LLP;

Reviewed the Project Intrepid Finance and Accounting Internal Memo dated April 26, 2013, prepared by management of the Partnership;

Reviewed the Project Intrepid NGL Diligence Discussion Notes dated April 21, 2013, prepared by management of the Partnership;

Reviewed a draft of the Project Intrepid Preliminary Summary of Diligence dated April 28, 2013, prepared by CMLP’s legal counsel;

Reviewed the Project Intrepid Draft Accounting Due Diligence Findings dated April 25, 2013, prepared by CMLP’s tax advisors;

Reviewed a draft of the CMLP Form 10-Q for the period ended March 31, 2013 as provided by management of the Partnership;

Confidential

Executive Summary

Evercore Evaluation Process To-Date (cont’d)

Reviewed a draft of the NRGM Form 10-Q for the period ended March 31, 2013 as provided by management of NRGM;

Reviewed a draft of the Merger Agreement dated May 5, 2013;

Reviewed a draft of the Purchase and Sale Agreement among Crestwood Holdings LLC, Crestwood Gas Services Holdings LLC, Inergy Holdings GP, LLC and NRGP Limited Partner, LLC dated May 5, 2013;

Reviewed a draft of the Contribution Agreement of Membership Interests of Crestwood Gas Services GP LLC among Crestwood Holdings LLC, Crestwood Gas Services Holdings LLC as Contributing Parties and Intrepid GP, LLC, Intrepid, L.P. as Recipient Parties dated May 5, 2013;

Reviewed a draft of the Option Agreement by and among NRGY, NRGM, NRGM GP and Merger Sub and GP, Crestwood Gas Services Holdings LLC and Crestwood Holdings LLC dated May 5, 2013;

Reviewed a draft of the Voting Agreement by and among NRGY, NRGM, NRGM GP, LLC and Merger Sub and Crestwood Gas Services GP LLC, Crestwood Gas Services Holdings LLC and Crestwood Holdings LLC dated May 5, 2013;

Reviewed a draft of the Payment Agreement between Crestwood Holdings LLC and the Partnership provided to us on May 5, 2013;

Reviewed a draft of the Follow-On Contribution Agreement among Crestwood Gas Services Holdings LLC, Crestwood Holdings LLC, NRGY and Inergy GP, LLC provided to us on May 5, 2013; and

Performed such other analyses and examinations and considered such other factors that we deemed appropriate

Confidential

Executive Summary

Summary Indicative Valuation Analysis



Crestwood Midstream Partners LP
Indicative Valuation per LP Unit
Indicative Valuation of Proposed Consideration
Indicative Value per CMLP Common Unit Assuming the CMLP Management Financial Projections
Indicative Value of the Proposed Consideration to be Paid per CMLP Common Unit Assuming the NRGM Management Financial Projections
1.070x NRGM Units + $1.03 per unit of cash
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$--
$40.72
$26.72
$37.50
$23.71
$23.80
$10.90
$29.17
$18.67
$32.50
$24.00
$28.00
$23.50
Current CMLP Unit Price: $23.85
$32.54
$19.30
$32.64
$23.68
$25.10
$15.50
$36.26
$21.63
$30.99
$26.71
$28.00
$23.50
Relevant Range of the Proposed Consideration

Discounted Cash Flow Analysis: Financial Projections	Discounted Cash Flow Analysis: Distribution Per LP Unit	Precedent M&A Transactions Analysis	Peer Group Trading Analysis	Wall Street Research Price Targets
7.5% - 8.5% WACC 2017E EBITDA Exit Multiple of 9.0x - 11.0x Perpetuity Growth Rate of 0.5% - 1.5%	7.0% - 10.0% Terminal Exit Yield 8.5% - 9.5% CAPM Equity Discount Rate 13.5% - 14.5% Expected Market Return Equity Discount Rate	2013E EBITDA $173.3 MM 9.0x - 12.5x EBITDA Multiple 2014E EBITDA: $214.8 MM 9.0x - 12.5x EBITDA Multiple Growth Capital Expenditures Discounted @ 8.0%	2013E EBITDA: $173.3 MM 11.5x - 13.5x EBITDA Multiple 2014E EBITDA: $214.8 MM 9.0x - 12.0x EBITDA Multiple	Bank of America Barclays Citi Hilliard Lyons Ladenburg Thalmann RBC Simmons Wells Fargo

Discounted Cash Flow Analysis: Financial Projections	Discounted Cash Flow Analysis: Distribution Per LP Unit	Precedent M&A Transactions Analysis	Peer Group Trading Analysis	Wall Street Research Price Targets
6.5% - 7.5% WACC 2017E EBITDA Exit Multiple of 11.5x - 13.5x Perpetuity Growth Rate of 0.5% - 1.5%	6.0% - 8.0% Terminal Exit Yield 7.5% - 9.5% CAPM Equity Discount Rate 9.0% - 11.0% Expected Market Return Equity Discount Rate	2013E EBITDA: $171.6 MM 11.5x - 13.5x EBITDA Multiple 2014E EBITDA: $223.5 MM 11.5x - 13.5x EBITDA Multiple Growth Capital Expenditures Discounted @ 7.0%	2013E EBITDA: $171.6 MM 14.0x - 18.0x EBITDA Multiple 2014E EBITDA: $223.5 MM 12.0x - 16.0x EBITDA Multiple	Barclays Credit Suisse JP Morgan Morgan Stanley Robert W. Baird & Co. Stifel Nicolaus

EVERCORE PARTNERS
17
Crestwood

Confidential

Executive Summary

Summary Contribution Analysis

	CMLP Management Financial Projections / NRGM Management Financial Projections			CMLP Management Sensitivity Case / NRGM Management Sensitivity Case		
	Crestwood	Inergy Midstream	Implied Exchange Ratio	Crestwood	Inergy Midstream	Implied Exchange Ratio
Pro Forma Ownership Based on Proposed Exchange Ratio	42.9%	57.1%	1.070x	42.9%	57.1%	1.070x
2013E Distributable Cash Flow	45.2%	54.8%	1.178x	46.5%	53.5%	1.239x
2014E Distributable Cash Flow	47.5%	52.5%	1.291x	45.7%	54.3%	1.199x
2015E Distributable Cash Flow	52.0%	48.0%	1.547x	47.1%	52.9%	1.267x
2013E EBITDA [1]	45.3%	54.7%	1.181x	46.7%	53.3%	1.251x
2014E EBITDA [1]	47.2%	52.8%	1.274x	44.8%	55.2%	1.156x
2015E EBITDA [1]	52.6%	47.4%	1.584x	47.8%	52.2%	1.307x
DCF Equity Value	50.4%	49.6%	1.448x	47.3%	52.7%	1.278x
Precedent Transactions Equity Value	40.8%	59.2%	0.981x	39.2%	60.8%	0.919x
Peer Group Trading Equity Value	39.6%	60.4%	0.934x	36.7%	63.3%	0.826x
Relevant Range	39.6% - 52.6%	47.4% - 60.4%		36.7% - 47.8%	52.2% - 63.3%	
Implied Exchange Ratio	0.934x - 1.584x			0.826x - 1.307x		
Proposed Exchange Ratio [2]	1.070x			1.070x		

(1) Adjusted for CMLP and NRGM projected net debt outstanding as of July 1, 2013
(2) Proposed exchange ratio excludes cash consideration of $1.03 per unit

Evercore Partners
18
Crestwood Midstream Partners LP

Confidential

Executive Summary

Summary Pro Forma Accretion/Dilution Results

	Standalone		Pro Forma			
	CMLP Management		CMLP Management Financial Projections / NRGM Management Financial Projections		CMLP Management Sensitivity Case / NRGM Management Sensitivity Case	
	Financial Projections	Sensitivity Case	CMLP	Breakeven Yield [(1)]	CMLP	Breakeven Yield [(1)]
CY 2014E CMLP DCF / LP Unit	$2.14	$1.94	$2.04	8.4%	$1.89	8.3%
Accretion / (Dilution) - $			*($0.11)*		*($0.06)*	
CY 2015E CMLP DCF / LP Unit	$2.51	$2.02	$2.24	8.4%	$1.94	8.5%
Accretion / (Dilution) - $			*($0.28)*		*($0.08)*	
CY 2016E CMLP DCF / LP Unit	$2.78	$2.09	$2.36	8.0%	$1.94	8.5%
Accretion / (Dilution) - $			*($0.41)*		*($0.14)*	
CY 2017E CMLP DCF / LP Unit	$2.98	$2.14	$2.49	7.7%	$1.90	8.2%
Accretion / (Dilution) - $			*($0.49)*		*($0.24)*	
CY 2014E CMLP Distribution / LP Unit	$2.15	$2.04	$1.97	8.2%	$1.84	8.1%
Accretion / (Dilution) - $			*($0.18)*		*($0.20)*	
CY 2015E CMLP Distribution / LP Unit	$2.37	$2.04	$2.18	8.2%	$1.90	8.3%
Accretion / (Dilution) - $			*($0.19)*		*($0.14)*	
CY 2016E CMLP Distribution / LP Unit	$2.60	$2.04	$2.32	7.9%	$1.99	8.7%
Accretion / (Dilution) - $			*($0.28)*		*($0.05)*	
CY 2017E CMLP Distribution / LP Unit	$2.86	$2.08	$2.40	7.4%	$2.07	8.9%
Accretion / (Dilution) - $			*($0.47)*		*($0.01)*	
CY 2014E - 2017E Distribution Growth	10.0%	0.6%	6.7%		4.1%	
Debt Metrics						
CY 2014E Debt/EBITDA	4.4x	4.9x	3.8x		4.0x	
CY 2015E Debt/EBITDA	3.7x	4.7x	3.4x		3.8x	
CY 2016E Debt/EBITDA	3.4x	4.5x	3.0x		3.5x	
CY 2017E Debt/EBITDA	3.2x	4.3x	2.8x		3.7x	

Note: Market value weighted average current yield of CMLP and NRGM is **7.3%**
(1) Based on CMLP's current 8.6% yield, includes a $1.03 per unit cash consideration

Evercore Partners

19

Crestwood

III. Overview of CMLP

Confidential

Overview of CMLP

CMLP Asset Map ($ in millions)

Legend 2013E EBITDA by Basin (1)

Gathering Systems

$0.1MM

Compression and Treating Facility 0% Processing Facility Fayetteville

$62.1MM

Shale 31%

Granite Marcellus

Wash Shale $111.2MM

55%

$21.2MM 11%

$3.7MM

$3.0MM

2%

1%

Avalon Shale Barnett Shale Haynesville Shale Granite Wash Fayetteville Shale Marcellus Shale

Haynesville Shale

Acreage Dedication Summary

Barnett

Shale 160,000 140,000

120,000

100,000

2012A to 2017E Gathering Volume Compound Annual Acreage 80,000 Growth Rate by Basin (1) 60,000

40.0% 32.6% Dedicated

28.1% 40,000

30.0% 22.2%

20.0%

10.0% 20,000

2.9%

(0.6%) Avalon (10.0%)

2017E 2020E 2021E 2022E 2024E 2032E

Shale (20.0%) (18.9%)

(30.0%) Contract Expiration

Barnett Shale Marcellus Fayetteville Granite Wash Haynesville Avalon Shale Avalon Shale Barnett Shale Haynesville Shale

Source: Public partnership filings Shale Shale Shale Granite Wash Fayetteville Shale Marcellus Shale

(1)	Excludes corporate expenses

Confidential

Overview of CMLP

Asset Overview

Pipeline Nominal Capacity (MMcfd) Installed Compression

Asset Miles Gathering Processing Treating Dehydration Compression (HP) Units

Barnett Shale

Owned:

Cowtown System 298 425 425 425 103,590 33

Lake Arlington System 10 230 235 30,480 7

Alliance System 42 300 340 240 43,680 7

Owned 350 955 425 340 900 177,750 47

Operated Non-Owned:

Cowtown System 104

Lake Arlington System 10

Alliance System 35

Operated Non-Owned 149

Total Barnett Shale Assets 499 955 425 340 900 177,750 47

Fayetteville Shale

Twin Groves/Prairie Creek/Woolly Hollow System 129 350 185 180 26,635 14

Wilson Creek System 24 100 5 425 1

Rose Bud System 15 60 5 630 1

Total Fayetteville Shale Assets 168 510 185 190 27,690 16

Granite Wash

Total Granite Wash Assets 36 36 36 10,890 10

Marcellus Shale

Total Marcellus Shale Assets 42 420 300 43,100 31

Other

Las Animas System 47 50 34 1

Sabine System 57 100 74 72

Total Other Assets 104 150 74 106 1

Total CMLP 849 2,071 461 599 1,496 259,430 105

Source: Public partnership filings

Confidential

Overview of CMLP

Asset Overview (cont'd)

Barnett Shale
55.3% of 2013E EBITDA (1)

Cowtown System

- Located principally in Hood, Somervell and Johnson Counties, Texas in the southern portion of the Fort Worth Basin
  - The Cowtown Pipeline, which consists of NGL rich natural gas gathering systems, gathers natural gas for processing at the Cowtown Plant or Corvette Plant
  - The Cowtown Plant, which consists of two natural gas processing units, extracts NGLs from the natural gas stream and delivers residue gas and extracted NGLs to unaffiliated pipelines
  - The Corvette Plant extracts NGLs from the natural gas stream and delivers residue gas and extracted NGLs to unaffiliated pipelines
- Residue gas delivered to Atmos Energy Corporation, Enterprise Texas Pipeline LLC and/or Energy Transfer Partners, LP ("Energy Transfer")
- Extracted NGLs delivered to West Texas Pipeline, LP and Lone Star NGL LLC for delivery to Mont Belvieu, Texas

West Johnson County System

- Acquired on August 24, 2012 from Devon Energy Corporation ("Devon") and ceased operations on December 1, 2012
  - CMLP is currently evaluating other potential uses for the 100 MMcfd West Johnson County Plant

Lake Arlington System

- Located in eastern Tarrant County, Texas, the Lake Arlington System consists of a natural gas gathering system and related compression facility
  - Gathers natural gas for delivery to Energy Transfer

Alliance System

- Located in northern Tarrant and southern Denton Counties, Texas, the Alliance System consists of a natural gas gathering system and a related dehydration, compression and amine treating facility
  - Gathers natural gas for delivery to Energy Transfer and Crosstex Partners, LP ("Crosstex")

Marcellus Shale
30.8% of 2013E EBITDA (1)

Marcellus Systems

- Located in Harrison and Doddridge Counties, West Virginia, the Marcellus Systems consist of low pressure natural gas gathering systems and compression and dehydration facilities
- The Marcellus Systems interconnect with various interstate pipeline systems including Columbia Gas Transmission, Dominion Resources Inc. ("Dominion") and Equitrans Pipeline
- The Marcellus Systems deliver high NGL content natural gas to MarkWest Energy Partners, L.P.'s Sherwood Natural Gas Processing Plant

Antero Resources Corporation ("Antero") Acquisition

- Antero's assets consist of a 33-mile low pressure gathering system with 59 existing Antero horizontal Marcellus Shale well connections
  - Area of dedication located within the rich natural gas window of the southwestern core Marcellus Shale play in northern West Virginia
- Antero committed to deliver minimum annual throughput volumes for a seven-year period from January 1, 2012 to January 1, 2019, ranging from an average of 300 MMcfd in 2012 to an average of 450 MMcfd in 2018

E. Marcellus Asset Company, LLC ("EMAC") Acquisition

- EMAC's assets consist of four compression and dehydration stations located on the acquired Antero gathering assets
  - Provide compression and dehydration services to Antero pursuant to a compression services agreement through 2018

Source: Public partnership filings
(1) Excludes corporate expenses

EVERCORE PARTNERS
22
Crestwood

Confidential

Overview of CMLP

Asset Overview (cont’d)

Fayetteville Shale

10.5% of 2013E

EBITDA (1)

Granite Wash

1.8% of 2013E EBITDA (1)

Other

1.6% of 2013E

EBITDA (1)

Twin Groves / Prairie Creek / Woolly Hollow Systems

Located in Conway and Faulkner Counties, Arkansas, the Twin Groves/Prairie Creek/Woolly Hollow Systems consist of three natural gas gathering, compression, dehydration and treating facilities

Gather natural gas produced by BHP Billiton Petroleum, Plc. (“BHP”), BP and XTO Energy for delivery to Texas Gas Transmission, Ozark Gas Transmission and Fayetteville Express Pipeline

Wilson Creek System

Located in Van Buren County, Arkansas, the Wilson Creek System consists of a natural gas gathering system and a related compression facility. This system gathers natural gas produced by independent producers and delivers to Ozark Gas Transmission

Rose Bud System

Located in White County, Arkansas, the Rose Bud System consists of a natural gas gathering system and a related compression facility. This system gathers natural gas produced by XTO Energy and delivers to Ozark Gas Transmission

Granite Wash System

Located in Roberts County, Texas, includes

The Indian Creek rich natural gas gathering system and related compression facility

The Indian Creek processing plant

Gathers rich natural gas produced by Chesapeake Energy Corporation (“CHK”), Linn Energy, LLC and Sabine Oil and Gas LLC and interconnects with Mid-America Pipeline, a subsidiary of Enterprise Products Partners, L.P., for delivery of NGLs to Mont Belvieu, Texas

The residue gas is delivered to ANR Pipeline and Northern Natural Gas Pipeline to provide access to the Mid-Continent natural gas markets

Los Animas Systems

Located in Eddy County, New Mexico, the Las Animas assets consist of three natural gas gathering systems located in the Morrow/Atoka reservoir and the Avalon Shale rich gas trend in the Permian Basin

The Las Animas Systems include approximately 55,000 acres of dedication from Bass Oil Production Company through 2017

Sabine System

Located in Sabine Parish, Louisiana, the Sabine assets consist of high-pressure natural gas gathering pipelines

Provides gathering and treating services for production from CHK, Comstock Resources, Inc., Forest Oil Corporation, Wildcat Sabine Pipeline LLC and Devon in the Haynesville/Bossier Shale with deliveries to Gulf South Pipeline and Tennessee Gas Pipeline Company, LLC

The Sabine System is supported by fixed-fee contracts with producers and approximately 20,000 dedicated acres • Contracts have initial terms through 2019 to 2021

Source: Public partnership filings (1) Excludes corporate expenses

Confidential

Overview of CMLP

Asset Overview – Barnett Shale (55.3% of 2013E EBITDA Excluding Corporate Expenses)

During the year ended December 31, 2012, CMLP’s Barnett Shale EBITDA declined $8.9 million from 2011 levels

Gathering volumes declined from 473.5 MMfcd in 2011 to 431.9 MMcfd in 2012 given reduced production from existing wells and well shut-ins on the Alliance System and Lake Arlington System

Such volume declines were partially offset by producers connecting 66 new wells during the year ended December 31, 2012 mostly on the Cowtown System

During the year ended December 31, 2011, Quicksilver Resources Inc.’s (“Quicksilver”) joint development agreement with Eni SpA resulted in an increase of approximately 75 MMcfd in gathered volumes and approximately $16.0 million in revenue

Given the higher NGL content of the natural gas production in Johnson County, Texas, Devon Energy Corporation maintained an active drilling and development plan in 2012

Source: Public partnership filings and CMLP management

Map – Barnett Shale Assets

Competitive Asset Legend

CMLP Natural Gas Gathering Pipeline

Third-Party Natural Gas Gathering Pipeline

Third-Party Natural Gas Takeaway Pipeline

CMLP Natural Gas Processing Plants

Third-Party Natural Gas Processing Plants

CMLP Treating and Compression Facility

Alliance System

Lake Arlington Cowtown System System

The primary producer on the system, Quicksilver, represented

71.6% of CMLP’s Barnett Shale gathering volumes

On March 29, 2013, Quicksilver announced that it had executed an agreement to sell an undivided 25.0% interest in its Barnett Shale oil and gas assets for $485.0 million to TG Barnett Resources LP, a U.S. subsidiary of Tokyo Gas Co., Ltd.

Future development spending will be shared in proportion to each party’s working interest

Confidential

Overview of CMLP

Asset Overview – Barnett Shale (55.3% of 2013E EBITDA Excluding Corporate Expenses) (cont'd)

- On August 24, 2012, CMLP acquired certain gathering and processing assets from Devon in west Johnson County, Texas (the "West Johnson County System")
  - The assets acquired consist of a 74-mile low pressure natural gas gathering system, a 100 MMcfd cryogenic processing facility and 23,100 horsepower of compression equipment
  - Additionally, CMLP entered into a 20-year, fixed-fee gathering, processing and compression agreement with Devon, pursuant to which CMLP will gather and process Devon's natural gas production from a 20,500 acre dedication
    - Natural gas production gathered and processed pursuant to the agreement was approximately 96 MMcfd as of December 31, 2012
  - The West Johnson County System was operational from August 24, 2012 to December 1, 2012
    - On December 1, 2012, CMLP elected to cease operating the 100 MMcfd natural gas processing plant and consolidated natural gas volumes then on the West Johnson County System onto the Cowtown System
      - CMLP is currently evaluating other potential uses for the 100 MMcfd natural gas processing plant

Wells Spud and Permits by Quarter
(Denton, Tarrant, Hood, Johnson, Somervell and Bosque Counties, Texas)



450
300
150
--
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Permits
Spuds

Producing Wells and Production by Quarter
(Denton, Tarrant, Hood, Johnson, Somervell and Bosque Counties, Texas)



4,750
4,500
4,250
4,000
3,750
MMcfed
10,500
9,500
8,500
7,500
# of Wells
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Production (MMcfed)
Average Producing Wells

Source: Public partnership filings and HPDI

EVERCORE PARTNERS
25
Crestwood

Confidential

Overview of CMLP

Asset Overview – Marcellus Shale (30.8% of 2013E EBITDA Excluding Corporate Expenses)

- Antero is the only producer on CMLP's Marcellus Shale assets
- Based upon Antero's current 2013 drilling plan in the eastern part of CMLP's dedicated acreage:
  - CMLP management expects 60 to 70 new well connections in 2013
  - CMLP management expects to expand its low pressure gathering systems with an additional 18 miles of pipeline
  - In addition to the four compressor stations acquired from Enerven Compression, LLC ("Enerven") in January 2013 for $95.0 million, CMLP also expects to add at least two new compressor stations during 2013
- CMLP is in early discussions with Antero regarding the accelerated development of midstream infrastructure in the western part of CMLP's dedicated acreage including the addition of incremental compressor stations to increase total gathering capacity
- CMLP's Marcellus Shale assets gather natural gas production that Evercore believes, given well costs and production profile, generate 20.0% + IRRs for producers down to a $3.50 per MMBtu natural gas price

Map – Marcellus Shale Assets


Competitive Asset Legend
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
Third-Party Natural Gas Processing Plants
CMLP Compression Station
Antero Acreage Dedication
Harrison

Wells Spud and Permits by Quarter
(Harrison and Doddridge Counties, West Virginia)


50
40
30
20
10
--
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Permits
Spuds

Source: Public partnership filings and HPDI

Producing Wells and Production by Quarter
(Harrison and Doddridge Counties, West Virginia)


MMcfed
400
300
200
100
--
6,500
6,000
5,500
5,000
# of Wells
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Production (MMcfed)
Average Producing Wells

EVERCORE PARTNERS

26

Crestwood

Confidential

Overview of CMLP

Asset Overview – Fayetteville Shale (10.5% of 2013E EBITDA Excluding Corporate Expenses)

- Fayetteville segment EBITDA increased approximately $7.9 million during the year ended December 31, 2012 compared to 2011 and gathering volume increased by 22.5 MMcfd in 2012 compared to 2011
  - During the year ended December 31, 2012, BHP connected six new wells on the Twin Groves System
- The Fayetteville System's volumes are supported by long-term fixed-fee contracts with producers with approximately 100,000 acres dedicated to CMLP
  - These contracts have initial terms that extend through 2020 and include an option, by either party to the contract, to extend the contract through 2025
- Primary producer, BHP, acquired CHK's Fayetteville Shale upstream assets on February 22, 2011 for $4.25 billion
- On August 3, 2012, BHP took a $2.84 billion writedown on its Fayetteville assets, and BHP's CEO Marius Kloppers stated, "The Fayetteville charge reflects the fall in United States domestic gas prices and the company's decision to adjust its development plans by shifting drilling from dry gas to more liquids rich fields"

Map – Fayetteville Shale Assets



Competitive Asset Legend
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
CMLP Treating and Compression Facility
Third-Party Natural Gas Processing Plants
Wilson Creek
Twin Groves
Rose Bud
Prairie Creek
Woolly Hollow

Wells Spud and Permits by Quarter
(Van Buren, Conway, Faulkner and White Counties, Arkansas)



225
150
75
--
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Permits
Spuds

Producing Wells and Production by Quarter
(Van Buren, Conway, Faulkner and White Counties, Arkansas)



MMcfed
2,500
2,000
1,500
3,750
2,750
1,750
# of Wells
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Production (MMcfed)
Average Producing Wells

Source: Public partnership filings and HPDI

EVERCORE PARTNERS 27 Crestwood

Confidential

Overview of CMLP

Asset Overview – Granite Wash (1.8% of 2013E EBITDA Excluding Corporate Expenses)

- For the year ended December 31, 2012, the Granite Wash segment's EBITDA was approximately $0.8 million lower than in 2011, primarily due to lower product sales margin and higher operations and maintenance expenses while volumes on the system increased by 5.2 MMcfd, or 41.4%, versus 2011
  - Lower margins earned on percent-of-proceeds contracts, which primarily resulted from lower NGL and natural gas prices coupled with relatively consistent costs per volume
  - Higher gathering revenues from new wells connected by Sabine Oil and Gas LLC ("Sabine") partially offset the decline in product sales margin in 2012

Map – Granite Wash Assets



Competitive Asset Legend
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
CMLP Natural Gas Processing Plants
Third-Party Natural Gas Processing Plants
Indian Creek System
Roberts

Wells Spud and Permits by Quarter
(Roberts County, Texas)



30
20
10
--
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Permits
Spuds

Producing Wells and Production by Quarter
(Roberts County, Texas)



250
200
150
MMcfed
1,200
1,100
1,000
# of Wells
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Production (MMcfed)
Average Producing Wells

Source: Public partnership filings and HPDI

EVERCORE PARTNERS

28

Crestwood

Confidential

Overview of CMLP

Asset Overview – Haynesville Shale (1.5% of 2013E EBITDA Excluding Corporate Expenses)

- On November 1, 2011, CMLP acquired Tristate Sabine, LLC ("Tristate") from affiliates of Energy Spectrum Capital, Zwolle Pipeline, LLC and Tristate's management for approximately $72.0 million in cash consideration comprised of $64.0 million paid at closing plus a deferred payment of approximately $8.0 million, which was paid during the fourth quarter of 2012
- The Sabine System is supported by long-term, fixed-fee contracts with approximately 20,000 acres dedicated to CMLP
  - These contracts have various initial terms that extend through 2019 and 2021
- The Sabine System had 50 MMcfd in gathered volumes for the year ended December 31, 2012, which resulted in approximately $10.0 million in revenues for the year ended December 31, 2012

Map – Haynesville Shale Assets


Sabine System
Competitive Asset Legend
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
CMLP Treating and Compression Facility
Third-Party Natural Gas Processing Plants

Wells Spud and Permits by Quarter
(Sabine Parish, Louisiana)


100
75
50
25
--
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Permits
Spuds

Producing Wells and Production by Quarter
(Sabine Parish, Louisiana)


MMcfed
750
500
250
--
575
475
375
275
# of Wells
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Production (MMcfed)
Average Producing Wells

Source: Public partnership filings and HPDI

Evercore Partners
29
Crestwood

Confidential

Overview of CMLP

Asset Overview – Avalon Shale (0.1% of 2013E EBITDA Excluding Corporate Expenses)

Effective February 1, 2011, CMLP acquired approximately 46 miles of natural gas gathering systems located in the Morrow/Atoka trend and the Avalon Shale for $5.1 million from a group of independent producers

Supported by long term, fixed-fee contracts which include existing Morrow/Atoka production and dedications of approximately 90,000 acres at the time of the acquisition

The Las Animas Systems currently has approximately 55,000 acres of dedication from Bass Oil Production Company through 2017

EBITDA related to the Las Animas System remained relatively unchanged for the year ended December 31, 2012 compared to 2011 as volumes decreased by 5.3% during the year

Wells Spud and Permits by Quarter

(Eddy County, New Mexico)

400

300

200

100

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012

Permits Spuds

Source: Public partnership filings and HPDI

[Graphic Appears Here]

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012

Production (MMcfed) Average Producing Wells

Confidential

Overview of CMLP

CMLP – Summary Market Data

($ in millions, except per unit amounts)

Market Capitalization

As of May 3, 2013	
Total Units Outstanding [1]	61.1
Common Unit Price	$23.85
Total Equity Value	$1,456.5
Plus: Total Debt	733.7
Less: Cash	(0.0)
Total Enterprise Value	$2,190.1

	IBES Data	Yield/ Multiple
Distribution Yield		
Current	$2.04	8.6%
2013E	2.07	8.7%
2014E	2.15	9.0%
2015E	2.26	9.5%
TEV / EBITDA		
2013E	$179.1	12.2x
2014E	229.5	9.5
2015E	296.2	7.4

Balance Sheet and Credit Data

As of March 31, 2013	
Cash and Marketable Securities	$0.0
Short-term Debt	3.8
Long-term Debt	729.9
Total Debt	$733.7
Net Debt	733.7
Plus: Partners' Capital	817.5
Net Book Capitalization	$1,551.2
Revolver Availability / Revolver Capacity	$374 / $750
Net Debt / Net Book Cap	47.3%
Net Debt / 2013E EBITDA	4.1x
Net Debt / 2014E EBITDA	3.2x
Current Ratings:	
Moody's	B3
S&P	B

Unit Price and Distribution Information


$34.00
$30.00
$26.00
$22.00
$18.00
Unit Price
$2.10
$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
Distribution Per Unit
5/3/11
9/26/11
2/19/12
7/14/12
12/7/12
5/3/13
Distribution per Unit
Unit Price

General Partner Incentive Distribution Rights

Quarterly Distribution per LP Unit	$0.5100

% to LP	% to GP	LP Quarterly Distribution Range		Quarterly Distribution Within Range	Quarterly Distribution to GP per LP Unit	Total LP Units [2] Outstanding	Total Quarterly Distribution to LPs	Total Quarterly Distribution to GP	Total Annual Distribution to LPs	Total Annual Distribution to GP
98.2%	1.8%	$0.0000	$0.3450	$0.3450	$0.0064	53.8	$18.5	$0.3	$74.2	$1.4
85.2%	14.8%	0.3450	0.3750	0.0300	0.0052	53.8	1.6	0.3	6.5	1.1
75.2%	24.8%	0.3750	0.4500	0.0750	0.0248	53.8	4.0	1.3	16.1	5.3
50.2%	49.8%	0.4500	0.4500	0.0600	0.0596	53.8	3.2	3.2	12.9	12.8
							$27.4	$5.2	$109.7	$20.6

% of Total Distributions to the GP	15.8%
% of Total Distributions to the IDRs	14.0%

Source: CMLP management, public partnership filings and Factset
(1) Includes 6,190,469 Class D Units
(2) Excludes 6,190,469 Class D Units

Evercore Partners

31

Crestwood

Confidential

Overview of CMLP

Trading Performance



12/8/2008: Purchased Lake Arlington Dry System for $42.0 million
12/10/2009: Announced purchase of Alliance system midstream gathering and treating assets from Quicksilver Resources Inc for $87.1 million
7/22/2010: Announced sale by Quicksilver Resources Inc of all of its interest in Quicksilver Gas Services to Crestwood Holdings Partners LLC for $701.0 million
10/04/2010: Changed name from Quicksilver Gas Services LP to Crestwood Midstream Partners LP
2/01/2011: Acquired natural gas gathering pipelines located in Avalon Shale for $5.1 million from a group of independent producers
2/18/2011: Announced agreement to acquire midstream assets in Fayetteville Shale and Granite Wash from Frontier Gas Services, LLC for $345.0 million
12/13/2011: Announced signing of memorandum of understanding with Mountaineer Keystone LLC to construct 42-mile, 16-inch natural gas gathering system to serve Marcellus Shale development program
4/01/2011: Issued 6.24 million Class C Units in private placement for $24.50 per unit
10/18/2011: Announced agreement to acquire Tristate Sabine, LLC from affiliates of Energy Spectrum Capital, Zwolle Pipeline LLC and Tristate management for $73.0 million
7/23/2012: Announced agreement to acquire midstream assets in the Barnett Shale from Devon Corporation for $90.0 million
2/27/2012: Announced agreement with Crestwood Holdings Partners LLC and Antero Resources Appalachian Corporation through newly-formed JV, Crestwood Marcellus Midstream ("CMM"), to acquire certain of Antero's Marcellus Shale assets for $375.0 million
1/8/2013: Agrees to acquire remaining 65.0% interest in CMM from Crestwood Holdings Partners LLC for $258.0 million
11/26/2012: CMM agrees to acquire natural gas compression and dehydration assets from Enerven Compression, LLC for $95.0 million
Unit Price
$40.00
$37.50
$35.00
$32.50
$30.00
$27.50
$25.00
$22.50
$20.00
$17.50
$15.00
$12.50
$10.00
$7.50
$5.00
$2.50
$--
6/20/08
12/14/08
6/10/09
12/5/09
6/1/10
11/26/10
5/22/11
11/16/11
5/12/12
11/6/12
5/3/13
Volume (in thousands)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0

Source: Public partnership filings and Factset

Evercore Partners

32

Crestwood

Confidential

Overview of CMLP

Relevant Relative Trading Metrics

($ in millions, except per unit amounts)

Partnership	Price (05/03/2013)	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2013E	Enterprise Value / EBITDA 2014E	Distribution Yield Current	Distribution Yield 2013E	Distribution Yield 2014E	Distribution Growth	Total Return
Natural Gas Gathering and Processing MLPs										
American Midstream Partners, LP	$18.01	$168.6	$378.7	11.5x	10.0x	9.6%	9.6%	9.6%	2.6%	12.2%
Atlas Pipeline Partners, L.P.	36.48	2,403.1	3,646.9	10.2	8.1	6.4%	6.9%	7.8%	8.5%	14.9%
Access Midstream Partners, L.P.	42.48	8,214.5	10,761.2	13.5	10.5	4.2%	4.6%	5.3%	11.3%	15.5%
Crosstex Energy, L.P.	18.78	1,795.5	2,831.7	12.0	9.2	7.0%	7.5%	8.1%	5.6%	12.6%
DCP Midstream Partners, LP	48.06	2,973.3	4,627.7	12.6	9.3	5.7%	6.0%	6.4%	8.4%	14.2%
MarkWest Energy Partners, L.P.	60.70	9,049.7	11,553.2	16.6	12.3	5.4%	5.7%	6.2%	9.2%	14.6%
Regency Energy Partners LP	25.54	5,251.4	8,104.9	12.9	10.4	7.2%	7.3%	7.6%	4.3%	11.5%
Southcross Energy Partners, L.P.	21.61	538.8	981.0	18.6	17.2	7.4%	7.4%	7.6%	6.3%	13.7%
Summit Midstream Partners, LP	27.46	1,367.9	1,559.3	13.1	11.0	6.0%	6.3%	7.0%	8.0%	14.0%
Targa Resources Partners LP	46.63	4,843.3	7,319.1	11.5	9.0	5.8%	6.2%	6.8%	8.5%	14.3%
Western Gas Partners, LP	59.73	6,406.3	8,204.3	18.7	13.7	3.6%	3.8%	4.4%	11.6%	15.2%
Mean				13.8x	11.0x	6.2%	6.5%	7.0%	7.7%	13.9%
Median				12.9	10.4	6.0%	6.3%	7.0%	8.4%	14.2%
Crestwood Midstream Partners LP	**$23.85**	**$1,456.5**	**$2,190.1**	**12.2x**	**9.5x**	**8.6%**	**8.7%**	**9.0%**	**3.9%**	**12.5%**

Source: Partnership filings, FactSet, IBES

Evercore Partners 33 Crestwood

Confidential

Overview of CMLP

Wall Street Research Price Targets

($ in millions, except per unit amounts)

Summary Price Targets

Firm	Analyst	Date	Recommendation	Target Price
Ladenburg Thalmann	Eduardo Seda	02/27/13	Buy	$32.50
Hilliard Lyons	Joel K. Havard	02/27/13	Long-term Buy	32.00
Simmons	Mark L. Reichman	03/21/13	Overweight	30.00
Barclays	Richard Gross	02/28/13	Equalweight	27.00
RBC	T.J. Schultz	02/27/13	Sector Perform	26.00
Citi	John K Tysseland	03/20/13	Neutral	24.00
Bank of America	Gabe Moreen	02/27/13	Underperform	24.00
Wells Fargo	Michael J. Blum	02/28/13	Outperform	NA

Median:	**$27.00**
Mean:	**27.93**
Low:	**24.00**
High:	**32.50**

Analyst Recommendations


Hold (3) 37.5%
Buy (4) 50.0%
Sell (1) 12.5%

Distribution Per Unit Estimates


$2.40
$2.30
$2.20
$2.10
$2.00
$1.90
$1.80
2013E
2014E
2015E
$2.08
$2.09
$2.04
$2.12
$2.04
$2.07
$2.07
$2.07
$2.16
$2.17
$2.11
$2.24
$2.14
$2.10
$2.15
$2.15
$2.24
$2.26
$2.13
$2.36
$2.20
$2.26
$2.37

EBITDA Estimates


$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$--
2013E
2014E
2015E
$176.0
$178.0
$181.0
$179.1
$180.7
$178.6
$179.1
$173.3
$206.0
$258.0
$235.0
$209.0
$229.0
$248.8
$229.5
$214.8
$214.0
$307.0
$240.0
$316.4
$296.3
$270.3

Bank of America | Barclays | Citi | Ladenburg Thalmann | RBC | Wells Fargo | IBES | CMLP Management Financial Projections

Source: Bloomberg, IBES

Evercore Partners
34
Crestwood

Confidential

Overview of CMLP

Research Analyst Commentary

“In our opinion, given our assumption of an improving sector growth outlook, a weak natural gas but strong crude oil and NGL commodity price environment, additional organic growth projects coming on-line, as well as contributions from the recent acquisitions and CMLP’s increased growth capex budget, we believe CMLP is well positioned to achieve a distribution growth rate of 5.6% CAGR over the 2013-15 period, and thereafter at a higher rate.”

– Ladenburg Thalmann, Eduardo Seda; February 27, 2013

Price Target: $32.50

“We expect CMLP’s valuation to improve as investors better appreciate the partnership’s growing geographic footprint, stable cash flow (98% fee-based), strong sponsor support, and potential upside tied to future acquisitions and organic investments. We forecast CMLP to grow distributions at a 5-year CAGR of approximately 4% supported by volume growth in liquids-rich areas.”

– Wells Fargo Securities, Ronald F. Londe; February 28, 2013

Price Target: NA

“We forecast 5-year distribution CAGR of 3.9%. We believe CMLP will be able to raise distribution at a moderate pace, but expect near-term coverage to be impacted (and light) from Class C and D unit conversions in 2Q13 and 1Q14, respectively. Risks to the upside include potential parent-led drop downs, a recovery in dry gas volumes or new oil / rich gas projects”

– Barclays Capital, Richard Gross; February 28, 2013 Price Target: $27.00

“We maintain our Underperform rating on CMLP and $24 PO based on a target yield of 8.75% on our annualized 1Q14E cash distribution of

$2.12. While CMLP’s current 8.0% distribution yield indicates a discount relative to its peers we reiterate our Underperform rating based on 1) below peer distribution growth with tight distribution coverage, 2) diminished, albeit still material, exposure to a weak outlook for dry gas Barnett volumes and other shale areas, and 3) 2013 guidance below our previous estimates”

– Bank of America, Gabe Moreen; February 27, 2013

Price Target: $24.00

Confidential

Overview of CMLP

Ratings Agency Commentary

Standard & Poor’s – B/Stable (Nora Pickens & Michael V. Grande – March 29, 2013)

“CMLP’s aggressive growth strategy, customer concentration to Quicksilver Resources Inc., and potential cash flow volatility due to lower natural gas throughput characterize the partnership’s “weak” business profile. High financial leverage and the master limited partnership structure, which gives CMLP much incentive to pay out most of its cash flow after maintenance capital spending to unitholders each quarter, reflect the aggressive financial profile. CMLP’s mostly fee-based contract mix and minimal direct commodity exposure partly offset these risks.”

“We could lower the rating if a debt-financed acquisition or a decrease in volumes causes cash flow to decline and financial ratios to deteriorate, such that debt to EBITDA remains above 5.5x and 7.0x on a stand-alone and fully consolidated basis, respectively, for an extended period”

“A higher rating is unlikely at this time because of CMLP’s limited scale and high consolidated leverage, but is attainable if we believe it will maintain consolidated leverage at 4x or less.”

Moody’s – B2/Stable (Jonathan Kalmanoff & Steven Wood – March 28, 2013)

“Crestwood’s B2 corporate family rating is supported by fixed fee contracts that avoid direct commodity price exposure, a moderate degree of basin and customer diversification, exposure to producing basins with liquids production, minimum volume commitments for a portion of throughput, a management team with extensive experience in the midstream sector, and a private equity sponsor with the industry knowledge and financial capacity to support the company’s growth ambitions. The rating is restrained by business line concentration relative to rated midstream peers, volumes driven by E&P drilling activity which is indirectly tied to commodity prices, and high consolidated leverage.”

Confidential

Overview of CMLP

Equity Ownership Summary

Current Unitholders Units% of Total

Institutional

Top 10:

Kayne Anderson Capital Advisors LP 5,807,677 9.5%

Tortoise Capital Advisors LLC 2,676,178 4.4%

ClearBridge Investments LLC 2,481,349 4.1%

Center Coast Capital Advisors LP 2,463,613 4.0%

Tiverton Asset Management LLC 600,000 1.0%

JPMorgan Securities LLC 507,112 0.8%

UBS Global Asset Management 279,425 0.5%

Citigroup Global Markets Inc. (Broker) 193,138 0.3%

Wells Fargo Advisors LLC 151,393 0.2%

Fidelity Management & Research Co. 95,332 0.2%

Other 1,090,043 1.8%

Total Institutional Ownership 16,345,260 26.8%

Insiders

First Reserve Corp. (1) 27,135,412 44.4%

Other 448,596 0.7%

Total Insiders 27,584,008 45.2%

Retail / Other 17,138,799 28.1%

Total Units Outstanding (1) 61,068,067 100.0%

Source: FactSet Short Interest (2) 684,307 1.1%

(1) Includes 6,190,469 Class D Units and 1,112,674 GP units

(2)	Source: NASDAQ National Markets as of April 15, 2013

Confidential

Overview of CMLP

CMLP Management Financial Projections – Assumptions

The CMLP Management Financial Projections as provided by CMLP management and utilized herein by Evercore, incorporate the following assumptions:

Marcellus volumes are expected to increase 101.2% year-over-year from 227.2 MMcfd in 2012A to 457.1 MMcfd in 2013E based on Antero’s volume forecast provided to CMLP management

Barnett rich natural gas volumes are expected to increase 32.2% year-over-year from 163.5 MMcfd in 2012A to 216.1 MMcfd in 2013E based on a full year contribution from Devon and increasing offload point volumes from Empire Pipeline Corporation (“Empire”)

Empire is as a natural gas utility serving Parker, western Tarrant, northern Hood and western Johnson Counties, Texas operating over 240 miles of low-pressure gathering and transmission pipeline

Barnett dry natural gas volumes are expected to decline by 12.5% year-over-year from 268.4 MMcfd in 2012A to 234.9 MMcfd in 2013E due to limited anticipated 2013E drilling activity and no well completions by Quicksilver

Fayetteville dry natural gas volumes are expected to increase by 12.9% year-over-year from 86.7 MMcfd in 2012A to 97.9 MMcfd in 2013E due to 23 new BHP wells expected to be connected to the CMLP gathering system

Rich natural gas volumes from the Marcellus, Barnett, Granite Wash and Avalon are expected to grow at a 5-year compound annual growth rate (“CAGR”) of 10.9% based on forecasts provided by producers and management’s estimates of drilling activity corresponding to current 5-year commodity strip pricing

Dry natural gas volumes are expected to grow at a 5-year CAGR of 11.6% based on management’s estimate of two to three rigs working in the Fayetteville Shale for BHP beginning in 2014E, one to two rigs working in the Barnett Shale beginning in 2014E and an average of one half of one rig per year working in the Haynesville beginning in 2014E

Operations and maintenance expenses were derived from a bottom-up forecast provided by CMLP operations managers

2013E includes full-year expenses for CMM, West Johnson County and Enerven assets and a partial year of expenses for new Marcellus compressor stations in addition to the incremental costs of 18 new full time employees

Fixed costs assumed to increase at 3.0% per year after 2013E

Confidential

Overview of CMLP

CMLP Management Financial Projections – Assumptions (cont’d)

General and administrative expenses were also derived from a bottom-up forecast provided by CMLP operations managers

2013E includes incremental costs for 23 additional full-time employees and additional equity compensation and amortization expenses

General and administrative expenses assumed to increase at 4.0% per annum after 2013E

Similarly, 2013E maintenance and growth capital expenditure estimates were also derived from a bottom-up forecast provided by CMLP operations managers and include:

2013E maintenance capital expenditures are projected to be $9.3 million including compressor overhauls and a new compressor warehouse

Five year maintenance capital expenditures based on 2013E budget and consist primarily of compressor overhauls

2013E growth capital expenditures are projected to be $126.8 million and include $77.1 million of new pipeline and compressor stations in the Marcellus, $22.0 million for the West Union Compressor Station in Doddridge County, West Virginia, $5.1 million for the upgrade of Enerven compressor stations with the remaining $22.7 million primarily related to new well connections

Five year growth capital expenditures based on forecasted well connections and associated pipeline capital projects, as well as additional Marcellus compressor stations and Fayetteville and Granite Wash facility expansions

Excludes potential other growth capital expenditure opportunities, including:

The potential acquisition of RKI Exploration & Production, LLC’s (“RKI”) 50.0% non-operating interest in the Jackalope Gas Gathering System (“JGGS”) in the Niobrara Basin, and the further development of that system for $199.1 million in 2013E

The potential acquisition of 41 miles of high-pressure pipeline and two compressor stations in the Marcellus from MarkWest Energy Partners, L.P. (the “MarkWest Marcellus Bolt-On Acquisition”) for $125.0 million

The potential acquisition of certain pipeline assets pursuant to CMM’s seven-year right of first offer to acquire any midstream assets sold by Antero in an area of approximately 100,000 acres adjacent to Antero’s current area of dedication (“Antero Western AOD Acquisition”) for $250.0 million

Confidential

Overview of CMLP

CMLP Management Financial Projections – Assumptions (cont’d)

Growth capital expenditures to be financed with revolver borrowings at an interest rate of 3.60%, 3.75%, 4.50%, 5.00% and 5.50% in 2013E, 2014E, 2015E, 2016E and 2017E, respectively

Assumes CMLP’s Class D Units distributions are paid in-kind with additional Class D Units until conversion into 6.8 million CMLP common units in March 2014 on a one-for-one basis

Assumes CMLP yield of 9.0%, 8.5%, 8.0% and 7.5% in the first, second, third and fourth quarter of 2013E, respectively

$200.0 million senior note offering on June 30, 2014 assumed to be issued at an 8.0% interest rate with proceeds utilized to reduce borrowings from CMLP’s revolving credit facility

Distribution per LP unit of $2.07 and $2.15 in 2013E and 2014E, respectively, and a target 10.0% distribution per LP unit growth rate in 2015E, 2016E and 2017E

LP distribution coverage of 1.09x, 1.10x and 1.06x for 2015E, 2016E and 2017E, respectively

No interest income on cash balances

Confidential

Overview of CMLP

2013E Growth Capital Expenditures – Summary($ in millions)

For the Quarter Ending Fiscal Year

Budgeted Growth Capital Expenditures 3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E

Zinnia Mainlines $ $30.1 $7.1 $ $37.2

Perkins/Morgan Stations 5.0 12.7 6.4 4.9 29.0

Other Marcellus Laterals 3.5 6.7 0.7 10.9

Enerven Engine Upgrades 1.3 2.5 1.3 5.1

Mackey Wolfe Lateral 1.8 1.8 3.6

West Union Station 14.7 3.8 0.4 3.1 22.0

Total Marcellus $22.8 $54.4 $21.9 $8.7 $107.8

Barnett 1.8 2.4 3.7 2.5 10.4

Fayetteville 0.8 0.2 0.9 1.9

Granite Wash 1.5 1.5

Haynesville 0.1 0.3 0.4

Avalon

Corporate (Oracle/SAP) 0.2 2.2 1.2 1.2 4.8

Total Budgeted Growth Capital Expenditures $27.2 $59.5 $27.7 $12.4 $126.8

Upside Growth Capital Expenditures

RKI Niobrara Development $91.5 $12.0 $47.8 $47.8 $199.1

MarkWest Marcellus Bolt-On Acquisition 125.0 125.0

Antero Western AOD Acquisition 250.0 250.0

Identified Incremental Capital Expenditures $91.5 $137.0 $297.8 $47.8 $574.1

Total Potential Capital Expenditures (Budget + Potential) $118.7 $196.5 $325.5 $60.2 $700.9

Source: CMLP management

Confidential

Overview of CMLP

CMLP Management Financial Projections

- The following sets forth selected operating projections provided by CMLP management utilized in deriving the CMLP Management Financial Projections herein:

	For the Year Ended December 31,			For the Years Ending December 31,					CAGR
	2010A	2011A	2012A	2013E	2014E	2015E	2016E	2017E	2013E - 2017E
Gathering Volumes (MMcfd)									
Barnett Rich	129.5	143.9	163.5	216.1	211.6	210.6	212.9	215.9	(0.0%)
Granite Wash	--	16.6	17.6	29.7	46.1	58.4	66.4	72.1	24.8%
Avalon	--	11.5	9.0	6.8	5.2	4.3	3.6	3.1	(17.4%)
Marcellus	--	--	227.2	457.1	572.5	692.0	740.5	783.3	14.4%
Total Rich Gathering Volumes	129.5	172.0	417.2	709.7	835.3	965.3	1,023.4	1,074.4	10.9%
Barnett Dry	213.8	329.7	268.4	234.9	256.6	275.7	277.8	283.2	4.8%
Fayetteville	--	85.2	86.7	97.9	117.1	160.6	205.7	235.7	24.6%
Haynesville	--	60.1	50.5	33.6	32.4	42.4	46.0	48.9	9.8%
Total Dry Gathering Volumes	213.8	475.0	405.6	366.4	406.1	478.8	529.5	567.8	11.6%
Total Gathering	343.3	647.0	822.8	1,076.1	1,241.5	1,444.0	1,552.9	1,642.2	11.1%
Processing Volumes (MMcfd)									
Barnett	127.8	131.8	155.7	207.0	202.6	201.6	203.8	206.8	(0.0%)
Granite Wash	--	12.3	17.5	29.4	45.6	57.8	65.7	71.3	24.8%
Total Processing Volumes	127.8	144.1	173.2	236.4	248.2	259.4	269.6	278.1	4.1%
Compression Volumes (MMcfd)									
Marcellus	--	--	6.4	331.8	543.9	702.9	752.0	794.8	24.4%
Well Connections									
Barnett Rich	NA	NA	43.0	60.0	68.0	68.0	68.0	68.0	
Granite Wash	NA	NA	5.0	10.0	16.0	16.0	15.0	15.0	
Avalon	NA	NA	--	--	--	--	--	--	
Marcellus	NA	NA	60.0	65.0	102.0	69.0	73.0	73.0	
Total Rich Well Connections	NA	NA	108.0	135.0	186.0	153.0	156.0	156.0	
Barnett Dry	NA	NA	23.0	8.0	41.0	35.0	32.0	32.0	
Fayetteville	NA	NA	18.0	23.0	35.0	60.0	60.0	60.0	
Haynesville	NA	NA	1.0	--	5.0	5.0	5.0	5.0	
Total Dry Well Connections	NA	NA	42.0	31.0	81.0	100.0	97.0	97.0	
Total Well Connections	NA	NA	150.0	166.0	267.0	253.0	253.0	253.0	

EVERCORE PARTNERS
42

Confidential

Overview of CMLP

CMLP Management Financial Projections (cont'd)

($ in millions)

- The following sets forth the CMLP Management Financial Projections utilized by Evercore in its analysis herein:

	For the Years Ending December 31,					CAGR
	2013E	**2014E**	**2015E**	**2016E**	**2017E**	**2013E - 2017E**
Revenue, Less Purchases:						
Barnett Rich	$90.5	$93.7	$101.5	$108.4	$115.1	
Granite Wash	5.9	10.2	14.0	16.5	18.4	
Avalon	0.4	0.3	0.3	0.2	0.2	
Marcellus	69.9	100.1	127.6	140.4	152.3	
Total Rich Natural Gas Revenue	$166.7	$204.3	$243.3	$265.6	$285.9	14.4%
Barnett Dry	49.5	52.5	59.1	62.4	65.8	
Fayetteville	30.6	36.5	49.7	66.1	78.2	
Haynesville	5.3	5.6	7.9	8.2	9.0	
Total Dry Natural Gas Revenue	$85.4	$94.7	$116.7	$136.7	$153.0	15.7%
Total Revenue, Less Purchases	$252.1	$299.0	$360.0	$402.3	$439.0	14.9%
Operating Expense:						
CMLP Operating Expense	$42.9	$44.9	$48.6	$51.7	$54.1	
CMM Operating Expense	7.9	9.8	10.6	10.9	11.2	
Total Operating Expense	$50.8	$54.7	$59.2	$62.6	$65.3	6.5%
General and Administrative Expense:						
CMLP General and Administrative Expense	$25.4	$26.4	$27.4	$28.5	$29.7	
CMM General and Administrative Expense	2.9	3.0	3.2	3.3	3.4	
Total General and Administrative Expense	28.3	29.4	30.6	31.8	33.1	4.0%
Plus: Other Corporate Adjustments	0.3	--	--	--	--	
Adjusted EBITDA	**$173.3**	**$214.8**	**$270.3**	**$307.9**	**$340.6**	18.4%

Evercore Partners

43

Crestwood

Confidential

Overview of CMLP

CMLP Management Financial Projections (cont’d)($ in millions, except per unit amounts)

The following sets forth the CMLP Management Financial Projections utilized by Evercore in its analysis herein:

For the Years Ending December 31, CAGR

2013E 2014E 2015E 2016E 2017E 2013E2017E

Distributable Cash Flow

Adjusted EBITDA $173.3 $214.8 $270.3 $307.9 $340.6 18.4%

Less: Cash Interest Expense, net(43.0)(52.5)(62.8)(67.6)(72.8)

Less: Maintenance Capital Expenditures(9.3)(7.2)(7.7)(8.9)(11.8)

Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2

Distributable Cash Flow $124.7 $159.6 $204.4 $236.3 $261.1 20.3%

Distributed Cash Flow

Common Units (Public) $70.6 $73.3 $80.7 $88.7 $97.6

Common Units (Crestwood Holdings) 40.7 57.0 62.7 69.0 75.9

GP 22.2 30.3 43.4 57.7 73.5

Total $133.5 $160.6 $186.7 $215.4 $246.9 16.6%

% to GP 16.6% 18.9% 23.2% 26.8% 29.8%

GP IDRs $20.1 $27.7 $40.4 $54.5 $69.9

Weighted Average LP Units Outstanding 60.2 60.6 60.6 60.6 60.6

DCF / LP Unit $1.99 $2.14 $2.51 $2.78 $2.98 10.7%

Distribution / LP Unit $2.07 $2.15 $2.37 $2.60 $2.86 8.4%

LP Coverage 0.96x 1.00x 1.06x 1.07x 1.04x

Total Coverage 0.93x 0.99x 1.09x 1.10x 1.06x

Distributable Cash Flow Surplus / (Shortfall)($8.7)($1.0) $17.7 $20.9 $14.2

Confidential

Overview of CMLP

CMLP Management Financial Projections (cont'd)

($ in millions)

- The following sets forth the funding assumptions utilized in the CMLP Management Financial Projections and CMLP's resulting capital structure and credit statistics

	For the Years Ending December 31,				
	2013E	2014E	2015E	2016E	2017E
Sources:					
Equity Issued (Public)	$119.0	$--	$--	$--	$--
Equity Issued (Crestwood Holdings)	--	--	--	--	--
GP Contribution (Crestwood Holdings)	--	--	--	--	--
Class D Units Issued for Aquisition of 65.0% of CMM	129.0	--	--	--	--
Revolver Draw for Aquisition of 65.0% of CMM	129.0	--	--	--	--
CMM Debt Issued	32.1	45.0	40.0	40.0	40.0
CMLP Debt Issued/(Repaid), net of Surplus/(Shortfall)	49.7	69.5	14.1	10.7	9.0
DCF Surplus / (Shortfall)	(8.7)	(1.0)	17.7	20.9	14.2
Contribution from CMLP to CMM	50.0	--	--	--	--
Less: Financing Fees	(0.5)	--	--	--	--
Total Funding	$499.6	$113.4	$71.8	$71.7	$63.3
Debt Issued/(Repaid), net of Surplus/(Shortfall)	$92.3	$114.5	$54.1	$50.7	$49.0
Total Equity Issued	248.0	--	--	--	--
Uses:					
Acquisition of 65.0% of CMM	$258.0	$--	$--	$--	$--
Debt Paydown from 5.175 MM Units Issuance	118.5	--	--	--	--
(Increase) / Decrease in Working Capital	(3.7)	5.3	--	--	--
Growth Capital Expenditures	126.8	108.1	71.8	71.7	63.3
Total Uses	$499.6	$113.4	$71.8	$71.7	$63.3
Credit Statistics					
Debt / Adjusted EBITDA	4.8x	4.4x	3.7x	3.4x	3.2x
Net Debt / Adjusted EBITDA	4.8x	4.4x	3.7x	3.4x	3.2x
Capital Structure					
Cash	$0.0	$0.0	$0.0	$0.0	$0.0
Total Debt	826.0	940.5	994.6	1,045.3	1,094.4
Net Debt	$826.0	$940.5	$994.5	$1,045.3	$1,094.3

Evercore Partners

45

Crestwood

IV. Indicative Valuation of CMLP

Confidential

Indicative Valuation of CMLP

Valuation Methodologies

- Utilizing the following methodologies, Evercore analyzed the value of CMLP common units

Methodology	Description	Metrics/Assumptions
Discounted Cash Flow Analysis: Financials Projections	• Values CMLP common units based on the concepts of the time value of money • Utilizing the CMLP Management Financial Projections as previously reviewed herein, Evercore: – Utilized varying weighted average cost of capital ("WACC") discount rates and applied various perpetuity growth rates to derive after-tax valuation ranges for CMLP – Calculated terminal values based on a range of multiples of EBITDA derived from precedent transactions as well as assumed perpetuity growth rates	• Tax depreciation of existing assets based on schedule provided by CMLP management • Tax depreciation forecast of projected capital expenditures for 2013E through 2017E based on 7-year MACRS depreciation schedule • EBITDA exit multiple of 9.0x to 11.0x and a perpetuity growth rate of 0.5% to 1.5% • For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures • Weighted average cost of capital based on mid-point of the Capital Asset Pricing Model ("CAPM") • Tax rate of 35.0% based on unitholders' tax rates • Discounted the projected cash flows to the assumed July 1, 2013 effective date
Discounted Cash Flow Analysis: Projected Distribution per Unit	• Values the CMLP common units based on the concepts of the time value of money • Utilizing projected distributions per unit from the CMLP Management Financial Projections as previously reviewed herein, Evercore: – Utilized varying total expected market return discount rates and calculated a terminal value based on various terminal exit yields	• Terminal exit yield range of 7.0% to 10.0% • Cost of equity of 8.5% to 9.5% based on the Capital Asset Pricing Model utilizing betas from selected publicly-traded peers • Cost of equity of 13.5% to 14.5% based on the expected market total return of selected publicly-traded peers
Precedent M&A Transaction Analysis	• Valuation for the CMLP common units based on multiples of transaction value to EBITDA in historical transactions involving other natural gas gathering and processing assets	• Based on transaction value / EBITDA • Enterprise value / EBITDA multiples applied to 2013E and 2014E EBITDA with the resulting value discounted at an 8.0% discount rate, the midpoint of the weighted average cost of capital range based on the assumed July 1, 2013 effective date • Growth capital expenditures discounted at an 8.0% discount rate
Peer Group Trading Analysis	• Valuation for the CMLP common units based on current market enterprise value multiples of relevant EBITDA for selected comparable publicly-traded entities	• Enterprise value / EBITDA multiples applied to 2013E EBITDA and 2014E EBITDA
Premiums Paid Analysis	• Valuation for the CMLP common units based historical premiums paid in MLP unit-for-unit transactions	• Median 1-Day, 5-Day, 30-Day and 52-Week high premiums paid applied to relevant CMLP unit prices
Historical Unit Price Trading Ratio	• Valuation for the CMLP common units based on historical exchange ratio between CMLP unit prices and NRGM unit prices	• 30-Day, 60-Day and 90-Day High exchange ratio applied to NRGM current unit price
Wall Street Research Price Targets	• Valuation for the CMLP common units based on the most recent research analyst price targets of firms covering CMLP	• Research price targets from: Bank of America, Barclays, Citi, Hilliard Lyons, Ladenburg Thalmann, RBC, Simmons and Wells Fargo

EVERCORE PARTNERS 46 Crestwood

Confidential

Indicative Valuation of CMLP

Summary Valuation – CMLP Common Unit

Discounted Cash Flow Analysis Precedent M&A Peer Group Premiums Paid Historical Unit Price Wall Street Reseach

Financial Projections Distribution per Unit Transactions Trading Analysis Trading Analysis Price Targets

$60.00

Indicative Value of CMLP Common Unit Assuming

the CMLP Management Financial Projections

$55.00

$50.00

$45.00

$40.72

$40.00 $37.50

$35.00 $32.50

$30.00 $29.17 $29.11

$25.58

$27.78

$25.00 $26.72 $23.80 Current Price: $23.85

$23.71 $24.84

$20.00 $24.00

$18.67

$15.00

$10.00 $10.90

$5.00 $

7.5% 8.5% WA CC 7.0% 10.0% Term inal Exit Yield 2013E EB ITDA :$ 173.3 M M 2013E EB ITDA :$ 173.3 M M M edian 1-Day P rem ium :17.5% 30-Day Unit P rice Trading R atio :0.95x

2017E EB ITDA P erpetuity 8.5% 9.5% CA P M 9.0x 12.5x EB ITDA M ultiple 11.5x 13.5x EB ITDA M ultiple M edian 5-Day P rem ium :16.9% 60-Day Unit P rice Trading R atio :1.01x

Exit M ultiple o f Gro wth R ate o f Equity Dis co unt R ate 2014E EB ITDA :$ 214.8 M M 2014E EB ITDA :$ 214.8 M M M edian 30-Day P rem ium :21.2% 90-Day Unit P rice Trading R atio :1.03x

9.0x 11.0x 0.5% 1.5% 13.5% 14.5% Expected M arket R eturn 9.0x 12.5x EB ITDA M ultiple 9.0x 12.0x EB ITDA M ultiple M edian 52-Week High P rem ium :0.3%

Equity Dis co unt R ate Gro wth Capital Expenditures

Dis co unted @ 8.0%

B ank o f A m erica B arclays

Citi Hilliard Lyo ns

Lade nburg T halm ann

R B C S im m o ns We lls Fargo

Confidential

Indicative Valuation of CMLP

Discounted Cash Flow Analysis – Assumptions

Evercore utilized a DCF Analysis based on the following assumptions:

Effective date of July 1, 2013

EBITDA and capital expenditures through December 31, 2017E per the CMLP Management Financial Projections as previously reviewed herein

A 35.0% tax rate

Tax depreciation of existing assets based on schedule provided by CMLP management

Tax depreciation forecast of projected capital expenditures for 2013E through 2017E based on 7-year MACRS depreciation schedule

Mid-point discount rate of 8.0% utilizing a weighted average cost of capital based on CAPM

Terminal value based on both: (i) a 9.0x to 11.0x EBITDA exit multiple and (ii) a 0.5% to 1.5% perpetuity growth rate

Tax depreciation is set equal to maintenance capital expenditures in perpetuity

Confidential

Indicative Valuation of CMLP

DCF Analysis – CMLP Management Financial Projections($ in millions, except per unit amounts)

Summary Results

For the Six

Months Ending Terminal Value

December 31, For the Years Ending December 31, EBITDA Perpetuity

2013E 2014E 2015E 2016E 2017E Exit Multiple Growth Rate (1)

EBITDA $116.4 $214.8 $270.3 $307.9 $340.6 $340.6 $340.6

Less: Tax DD&A(92.6)(182.4)(203.0)(167.0)(163.6)(11.8)

EBIT $23.7 $32.4 $67.3 $140.9 $177.0 $328.7

Less: Taxes @ 35.0%(8.3)(11.3)(23.5)(49.3)(61.9)(115.1)

EBIAT $15.4 $21.0 $43.7 $91.6 $115.0 $213.7

Plus: Tax DD&A 92.6 182.4 203.0 167.0 163.6 11.8

Less: Maintenance Capital Expenditures(3.6)(7.2)(7.7)(8.9)(11.8)(11.8)

Less: Growth Capital Expenditures(44.9)(108.1)(71.8)(71.7)(63.3)

Unlevered FCF $59.6 $88.2 $167.2 $178.0 $203.6 $213.7

Terminal Value Multiple/Growth Rate 10.0x 1.0%

PV of Terminal Value @ 8.0% $2,408.9 $2,180.6

Plus: Present Value of Unlevered FCF 574.5

Implied Enterprise Value $2,983.3 $2,755.1

Less: Debt as of July 1, 2013(787.4)

Plus: Cash as of July 1, 2013 0.0

Implied Equity Value $2,196.0 $1,967.7

Total Units Outstanding as of July 1, 2013 61.4

Implied Unit Price $35.78 $32.06

EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities

WACC EBITDA Multiple WACC Perpetuity Growth Rate

$35.8 8.0x 9.0x 10.0x 11.0x 12.0x $32.1 0.0% 0.5% 1.0% 1.5% 2.0%

7.0% $29.49 $33.58 $37.67 $41.76 $45.86 7.0% $33.43 $36.45 $39.97 $44.13 $49.13

7.5% 28.70 32.70 36.71 40.72 44.73 7.5% 30.16 32.74 35.71 39.17 43.27

8.0% 27.93 31.85 35.78 39.70 43.63 8.0% 27.31 29.53 32.06 34.98 38.39

8.5% 27.18 31.02 34.86 38.71 42.55 8.5% 24.80 26.72 28.90 31.40 34.27

9.0% 26.44 30.21 33.97 37.74 41.50 9.0% 22.57 24.25 26.15 28.29 30.74

(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity

Confidential

Indicative Valuation of CMLP

Discounted Cash Flow Analysis – CMLP Common Units

- The analysis below sets forth CMLP's projected annual distribution per unit based on the CMLP Management Financial Projections for the six months ending December 31, 2013E and for the years ending December 31, 2014E, 2015E, 2016E and 2017E and a terminal value based on an CMLP yield range of 7.0% to 10.0% discounted at a cost of equity for CMLP ranging between 8.5% and 9.5% based on CAPM and 13.5% to 14.5% based on the total expected market return (as detailed in the Appendix)

	For the Six Months Ending December 31,	For the Years Ending December 31,				Terminal Value		
	2013E	2014E	2015E	2016E	2017E	Low		High
CMLP Standalone Distribution per LP Unit	$1.09	$2.15	$2.37	$2.60	$2.86	$2.86		
Terminal Yield [1]						10.00%	-	7.00%
Terminal Value						$28.63	-	$40.91
Equity Cost of Capital Based on CAPM								
PV @ 8.0% of Value per CMLP Common Unit						$29.52	-	$38.19
PV @ 8.5% of Value per CMLP Common Unit						29.00	-	37.50
PV @ 9.0% of Value per CMLP Common Unit						28.50	-	36.83
PV @ 9.5% of Value per CMLP Common Unit						28.01	-	36.17
PV @ 10.0% of Value per CMLP Common Unit						27.54	-	35.53
Implied CMLP Common Unit Value Range						**$28.01**	-	**$37.50**
Equity Cost of Capital Based on Total Expected Market Return								
PV @ 13.0% of Value per CMLP Common Unit						$24.90	-	$31.98
PV @ 13.5% of Value per CMLP Common Unit						24.49	-	31.43
PV @ 14.0% of Value per CMLP Common Unit						24.10	-	30.90
PV @ 14.5% of Value per CMLP Common Unit						23.71	-	30.38
PV @ 15.0% of Value per CMLP Common Unit						23.33	-	29.87
Implied CMLP Common Unit Value Range						**$23.71**	-	**$31.43**
Implied Unit Price						**$23.71**	-	**$37.50**

(1) CMLP 52-week yield range of 6.89% to 9.74%, with an average yield of 8.35%

EVERCORE PARTNERS 50 Crestwood

Confidential

Indicative Valuation of CMLP

Precedent M&A Transactions

($ in millions)

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	EBITDA Multiple
04/13	Atlas Pipeline Partners, L.P. / TEAK Midstream, L.L.C.	$1,000.0	17.5x
02/13	Regency Energy Partners LP / Southern Union Gathering Company, LLC (Southern Union Company)	1,429.0	16.1
02/13	Western Gas Partners, LP / 33.75% Interest in Liberty and Rome Gas Gathering Systems (Anadarko Petroleum Corporation)	490.0	7.6
02/13	Western Gas Partners, LP / 33.75% Interest in Larry's Creek, Seely and Warrensville Gas Gathering Systems (Chesapeake Energy Corporation)	133.5	9.7
02/13	DCP Midstream Partners LP / Additional 47.0% Interest in Eagle Ford Joint Venture and Additional Interest in the Goliad Plant (DCP Midstream LLC)	856.0	NA
01/13	Summit Midstream Partners / Bear Tracker Energy, LLC	513.0	9.2
01/13	Crestwood Midstream Partners / 65.0% Interest in Crestwood Marcellus Midstream LLC (Crestwood Holdings Partners LLC)	258.0	8.9
11/12	Targa Resources Partners LP / Saddle Butte Pipeline, LLC	950.0	11.5
11/12	Atlas Pipeline Partners, L.P. / Cardinal Midstream L.L.C.	600.0	10.0
08/12	Eagle Rock Energy Partners/Sunray and Hemphill processing plants and associated 2,500 mile gathering system (BP America Production Co.)	227.5	9.5
07/12	Crestwood Midstream Partners LP / West Johnson County Gathering and Processing Assets in the Barnett Shale (Devon Energy Corporation)	90.0	NA
06/12	CenterPoint Energy, Inc. / 50% Interest in Waskom Gas Processing and Other Gathering and Processing Assets (Martin Midstream Partners L.P.)	275.0	10.9
05/12	MarkWest Energy Partners, L.P. / Keystone Midstream Services, LLC (Stonehenge Energy Resources, L.P., Rex Energy Corporation, Sumitomo Corporation)	512.0	28.4
04/12	PennVirginia Resource Partners, L.P. / Chief Gathering LLC	1,252.5	13.9
03/12	Williams Partners L.P. / Caiman Eastern Midstream LLC	2,500.0	12.5
01/12	Western Gas Partners L.P. / Red Desert Complex (Anadarko Petroleum Corporation)	483.0	7.0
12/11	Crestwood Midstream Partners LP / Antero Resources' Marcellus Shale Gathering Assets	375.0	11.5
12/11	Plains All American Pipelines, LP / Velocity South Texas Gathering LLC	352.0	43.3
10/11	Kinder Morgan Energy Partners, L.P./SouthTex Treaters	155.0	NA
10/11	Crestwood Midstream Partners LP/Tristate Sabine, LLC (Energy Spectrum Capital and Zwolle Pipeline, LLC)	73.0	9.4
07/11	Western Gas Partners, LP/Bison Gas Treating Facility (Anadarko Petroleum Corporation)	130.0	8.8
06/11	Sable NGL LLC / Stanley Condensate Recovery Plant and Prairie Rose Pipeline Inc. (EOG Resources, Inc.)	185.0	NA
05/11	Kinder Morgan Energy Partners, L.P. / 50% Interest in KinderHawk Field Services and 25% of Eagle Ford Midstream (Petrohawk Energy Corporation)	920.0	NA
03/11	Energy Transfer Partners, L.P. and Regency Energy Partners LP / Louis Dreyfus Highbridge Energy LLC	1,925.0	11.6
03/11	Anadarko Petroleum Corp / 93% Interest in Wattenburg Processing Plant (BP plc)	575.5	7.5
02/11	Crestwood Midstream Partners / Gathering and Processing assets in the Fayetteville Shale and Granite Wash (Frontier Gas Services, LLC)	338.0	12.5
01/11	MarkWest Energy Partners L.P. / Kentucky Hydro Natural Gas Processing Complex and NGL Pipeline (EQT Corporation)	230.0	12.7
01/11	Western Gas Partners, LP / Fort Lupton Processing Plant and Related Gathering Systems in the DJ Basin (Encana Oil & Gas (USA) Inc.)	303.3	9.3
12/10	Chesapeake Midstream Partners LP / Springridge Natural Gas Gathering System and Related Facilities in the Haynesville Shale	500.0	11.9
11/10	Williams Partners L.P. / Marcellus Midstream Assets in Susquehanna County, Pennsylvania (Cabot Oil & Gas Corporation)	150.0	NA
11/10	Chevron Corporation / 49% Interest in Laurel Mountain Midstream in Marcellus (Atlas Pipeline Partners, LP)	403.0	NA
11/10	ArcLight Capital Partners LLC / 9.9% Equity Interest in Enogex (OGE Energy)	183.0	9.5
10/10	Williams Partners L.P. / Gathering and Processing Assets in Colorado's Piceance Basin (Williams Companies, Inc.)	782.0	7.4
10/10	Cardinal Midstream, LLC / Gathering and Processing Assets in the Arkoma Woodford Shale in Eastern Oklahoma (Antero Resources, LLC)	268.0	9.8
09/10	Targa Resources Partners LP / Venice Energy Services Company (Targa Resources, Inc.)	167.5	7.2
08/10	Targa Resources Partners LP / Versado Gas Processors, L.L.C. (Targa Resources, Inc.)	230.0	5.7
08/10	Regency Energy Partners, L.P. / Zephyr Gas Services	185.0	9.5
08/10	Western Gas Partners, LP / Wattenberg Gathering System & Fort Lupton Processing Plant (Anadarko Petroleum Corporation)	498.0	8.2
07/10	Enbridge Energy Partners, L.P. / Elk City Gathering and Processing System (Atlas Pipeline Partners, LP)	686.1	16.5
06/10	DCP Midstream, LLC / Liberty Gathering System and South Raywood Processing Plant (Ceritas Energy)	79.0	NA
04/10	Regency Energy Partners LP / 7% Interest in Haynesville Joint Venture Increasing its Total Interest to 49.99% (GE Energy Financial Services)	92.1	NA
04/10	Kinder Morgan Energy Partners, L.P. / 50% interest in Haynesville Gathering & Treating Business (Petrohawk Energy)	875.0	20.5
04/10	Enterprise Products Partners, L.P. / M2 Midsteam LLC (Yorktown Partners)	1,200.0	15.2
03/10	Targa Resources Partners LP / Sand Hills, Coastal Straddles and Targa Gas Marketing (Targa Resources, Inc.)	420.0	6.0
02/10	Western Gas Partners, LP / Southwest Wyoming Gathering and Processing Assets (Anadarko Petroleum Corporation)	254.4	7.2
		Mean	**12.0x**
		Median	**9.8**

Source: Public filings and Wall Street research

EVERCORE PARTNERS

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Crestwood Midstream Partners LP

Confidential

Indicative Valuation of CMLP

Precedent M&A Transactions – CMLP Management Financial Projections

($ in millions, except per unit amounts)

2013E EBITDA $173.3

Relevant EBITDA Multiple 9.0x 12.5x

Implied Enterprise Value Range on December 31, 2013 $1,559.5 $2,166.0

Implied Enterprise Value Range on July 1, 2013 @ 8.0% Discount Rate $1,500.5 $2,084.0

Less: Present Value of Q3 2013E and Q4 2013E Growth Capital Expenditures @ 8.0% Discount Rate(44.0)

Implied Enterprise Value $1,456.5 $2,040.0

2014E EBITDA $214.8

Relevant EBITDA Multiple 9.0x 12.5x

Implied Enterprise Value Range on December 31, 2014 $1,933.3 $2,685.1

Implied Enterprise Value Range on July 1, 2013 @ 8.0% Discount Rate $1,722.3 $2,392.1

Less: Present Value of Q3 2013E, Q4 2013E and 2014E Growth Capital Expenditures @ 8.0% Discount Rate(144.1)

Implied Enterprise Value $1,578.2 $2,247.9

Relevant Range Enterprise Value $1,456.5 $2,247.9

Less: Debt as of July 1, 2013(787.4)

Plus: Cash as of July 1, 2013 0.0

Implied Equity Value $669.1 $1,460.6

Total Units Outstanding as of July 1, 2013 61.4

Implied Unit Price $10.90 $23.80

Source: Public filings and Wall Street research

Confidential

Indicative Valuation of CMLP

Peer Group Trading Analysis

($ in millions, except per unit amounts)

Natural Gas Gathering and Processing

Partnership	Price (05/03/2013)	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2013E	Enterprise Value / EBITDA 2014E	Distribution Yield Current	Distribution Yield 2013E	Distribution Yield 2014E	Distribution Growth	Total Return
Natural Gas Gathering and Processing MLPs										
American Midstream Partners, LP	$18.01	$168.6	$378.7	11.5x	10.0x	9.6%	9.6%	9.6%	2.6%	12.2%
Atlas Pipeline Partners, L.P.	36.48	2,403.1	3,646.9	10.2	8.1	6.4%	6.9%	7.8%	8.5%	14.9%
Access Midstream Partners, L.P.	42.48	8,214.5	10,761.2	13.5	10.5	4.2%	4.6%	5.3%	11.3%	15.5%
Crosstex Energy, L.P.	18.78	1,795.5	2,831.7	12.0	9.2	7.0%	7.5%	8.1%	5.6%	12.6%
DCP Midstream Partners, LP	48.06	2,973.3	4,627.7	12.6	9.3	5.7%	6.0%	6.4%	8.4%	14.2%
MarkWest Energy Partners, L.P.	60.70	9,049.7	11,553.2	16.6	12.3	5.4%	5.7%	6.2%	9.2%	14.6%
Regency Energy Partners LP	25.54	5,251.4	8,104.9	12.9	10.4	7.2%	7.3%	7.6%	4.3%	11.5%
Southcross Energy Partners, L.P.	21.61	538.8	981.0	18.6	17.2	7.4%	7.4%	7.6%	6.3%	13.7%
Summit Midstream Partners, LP	27.46	1,367.9	1,559.3	13.1	11.0	6.0%	6.3%	7.0%	8.0%	14.0%
Targa Resources Partners LP	46.63	4,843.3	7,319.1	11.5	9.0	5.8%	6.2%	6.8%	8.5%	14.3%
Western Gas Partners, LP	59.73	6,406.3	8,204.3	18.7	13.7	3.6%	3.8%	4.4%	11.6%	15.2%
Mean				13.8x	11.0x	6.2%	6.5%	7.0%	7.7%	13.9%
Median				12.9	10.4	6.0%	6.3%	7.0%	8.4%	14.2%
Crestwood Midstream Partners LP	**$23.85**	**$1,456.5**	**$2,190.1**	**12.2x**	**9.5x**	**8.6%**	**8.7%**	**9.0%**	**3.9%**	**12.5%**

Source: Public filings

Evercore Partners

53

Crestwood

Confidential

Indicative Valuation of CMLP

Peer Group Trading Analysis (cont’d)($ in millions, except per unit amounts)

2013E EBITDA $173.3

Relevant EBITDA Multiple 11.5x 13.5x

Implied Enterprise Value $1,992.7 $2,339.3

2014E EBITDA $214.8

Relevant EBITDA Multiple 9.0x 12.0x

Implied Enterprise Value $1,933.3 $2,577.7

Relevant Range Enterprise Value $1,933.3 $2,577.7

Less: Debt as of July 1, 2013(787.4)

Plus: Cash as of July 1, 2013 0.0

Implied Equity Value $1,145.9 $1,790.3

Total Units Outstanding as of July 1, 2013 61.4

Implied Unit Price $18.67 $29.17

Source: Public filings

Confidential

Indicative Valuation of CMLP

MLP Merger Premiums Paid Analysis

($ in millions, except per unit amounts)

- Historically, MLP merger premiums have varied widely based on specific considerations with respect to each transaction, with a range of 2.2% to 31.8% premium to one-day trailing trading price and a mean premium of 17.5%

MLP Merger Premiums

			Transaction			Premium			
Date Announced	Target	Acquiror(s)	Consideration	Equity Value	Enterprise Value	1-Day	5-Day	30-Day	52-Week High
01/29/13	Copano Energy, L.L.C.	Kinder Morgan Energy Partners, L.P.	Unit-for-Unit	$3,777.5	$4,724.3	21.8%	21.7%	36.7%	6.1%
02/23/11	Duncan Energy Partners L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	2,405.0	3,302.8	27.9%	27.7%	27.4%	2.3%
06/09/09	TEPPCO Partners LP	Enterprise Products Partners L.P.	Unit-for-Unit	3,290.7	6,024.5	7.1%	4.3%	8.9%	(13.5%)
06/12/06	Pacific Energy Partners, L.P.	Plains All American Pipeline, L.P.	Unit-for-Unit	1,395.4	2,007.9	10.6%	10.2%	14.4%	(0.5%)
11/01/04	Kaneb Pipeline Partners, L.P.	Valero L.P.	Unit-for-Unit	1,741.5	2,371.4	21.2%	17.6%	18.6%	4.2%
12/15/03	GulfTerra Energy Partners, L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	2,408.4	4,240.3	2.2%	3.7%	2.1%	(2.0%)
10/18/97	Santa Fe Pacific Pipeline Partners LP	Kinder Morgan Energy Partners, L.P.	Unit-for-Unit	1,038.0	1,339.9	31.8%	33.2%	40.3%	5.3%
					Median	21.2%	17.6%	18.6%	2.3%
					Mean	17.5%	16.9%	21.2%	0.3%
					Max	31.8%	33.2%	40.3%	6.1%
					Min	2.2%	3.7%	2.1%	(13.5%)

	1-Day			5-Day			30-Day			52-Week High		
Current Trading Price	$23.85			$23.76			$23.75			$29.03		
Estimated Merger Premium	2.2%	-	31.8%	3.7%	-	33.2%	2.1%	-	40.3%	(13.5%)	-	6.1%
Implied Transaction Price Range	**$24.37**	-	**$31.44**	**$24.63**	-	**$31.66**	**$24.26**	-	**$33.33**	**$25.12**	-	**$30.81**
Mean Merger Premium	17.5%			16.9%			21.2%			0.3%		
Mean Implied Transaction Price	**$28.02**			**$27.78**			**$28.79**			**$29.11**		

EVERCORE PARTNERS

55

Crestwood

Confidential

Indicative Valuation of CMLP Historical Unit Price Trading Ratio

1.800x Over the twelve months ended December 31, 2012, CMLP’s unit price decreased by 32.2%, while NRGM’s unit price increased by 17.4%, resulting in a decrease in the NRGM/CMLP unit price trading ratio from 1.675x to 0.968x

1.700x

Since January 1, 2012, NRGM and CMLP unit prices have increased by 10.3% and 10.8%, respectively, as of May 3, 2013

1.600x

Implied 1.500x Period NRGM CMLP Ratio

Current as of 05/03/13 $24.55 $23.85 0.971x

30-Day Average 23.99 24.27 1.012x 1.400x 60-Day Average 23.97 24.74 1.032x

90-Day Average 23.64 24.63 1.042x

1.300x

1.200x

Current Offer = 1.070x 1.100x + $1.03 Cash per unit

1.000x

0.900x

0.800x

12/16/2011 3/9/2012 6/1/2012 8/24/2012 11/16/2012 2/8/2013 5/3/2013

Confidential

Indicative Valuation of CMLP

Wall Street Research Price Targets

($ in millions, except per unit amounts)

Summary Price Targets

Firm	Analyst	Date	Recommendation	Target Price
Ladenburg Thalmann	Eduardo Seda	02/27/13	Buy	$32.50
Hilliard Lyons	Joel K. Havard	02/27/13	Long-term Buy	32.00
Simmons	Mark L. Reichman	03/21/13	Overweight	30.00
Barclays	Richard Gross	02/28/13	Equalweight	27.00
RBC	T.J. Schultz	02/27/13	Sector Perform	26.00
Citi	John K Tysseland	03/20/13	Neutral	24.00
Bank of America	Gabe Moreen	02/27/13	Underperform	24.00
Wells Fargo	Michael J. Blum	02/28/13	Outperform	NA
			Median:	**$27.00**
			Mean:	**27.93**
			Low:	**24.00**
			High:	**32.50**

Analyst Recommendations


Hold (3) 37.5%
Buy (4) 50.0%
Sell (1) 12.5%

Distribution Per Unit Estimates


$2.40
$2.30
$2.20
$2.10
$2.00
$1.90
$1.80
$2.08
$2.09
$2.04
$2.12
$2.04
$2.07
$2.07
$2.07
$2.16
$2.17
$2.11
$2.24
$2.14
$2.10
$2.15
$2.15
$2.24
$2.26
$2.13
$2.36
$2.20
$2.26
$2.37
2013E
2014E
2015E

EBITDA Estimates


$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$--
$176.0
$178.0
$181.0
$179.1
$180.7
$178.6
$179.1
$173.3
$206.0
$258.0
$235.0
$209.0
$229.0
$248.8
$229.5
$214.8
$214.0
$307.0
$240.0
$316.4
$296.3
$270.3
2013E
2014E
2015E

Bank of America | Barclays | Citi | Ladenburg Thalmann | RBC | Wells Fargo | IBES | CMLP Management Financial Projections

Source: Bloomberg, IBES

EVERCORE PARTNERS

57

Crestwood

V. Overview of NRGM

Confidential

Overview of NRGM

NRGM Map

NRGM Asset Map

U.S. Salt Gas Storage Development: Stagecoach:

– Located in Watkins Glen, New York – Located 150 miles northwest of

– Potential development of up to New York City

approximately 10.0 Bcf of natural gas – Working gas of 26.3 Bcf with storage capacity 250/500 MMcfd

– Development rights owned by NRGM injection/withdrawal capability

COLT Hub: Thomas Corners:

– Located in Epping, North – Located in Steuben County, New Dakota York

– 120,000 barrels per day rail – Working gas of 7.0 Bcf with 70/140 loading capacity MMcf per day (“MMcfd”) injection / 720,000 barrel crude oil withdrawal capability

–

storage capacity – Owned by Arlington Storage Company (“ASC”), a subsidiary of

NRGM

Steuben (Adrian Field): Finger Lakes NGL Storage Seneca Lake

– Located in Steuben County, New facilities: – Located in Schuyler County, New

– Two

York • Bath Facility: 1.5 million York

– Working gas of 6.2 Bcf with 30/60 – Working Gas of 1.5 Bcf with Legend barrels of NGL storage MMcfd injection/withdrawal 72.5/145 MMcfd Gas Storage capability • Watkins Glen Facility: 2.1 injection/withdrawal capability

– Owned by ASC, a subsidiary of million barrels of NGL – Owned by ASC, a subsidiary of NGL Storage NRGM storage NRGM

COLT Hub

Source: Public partnership filings

Confidential

Overview of NRGM

NRGM Asset Overview – Natural Gas Storage and Transportation

Map of NRGM Natural Gas Storage and Transportation Seasonal April/January Natural Gas Futures – Henry Hub

$0.600

$0.550

$0.500 $0.515

$0.450 $0.455

$0.419

$0.400

$0.350

4/12/2012 6/15/2012 8/18/2012 10/22/2012 12/25/2012 2/27/2013 5/3/2013

April 14 / January 16 April 15 / January 16 April 16 / January 17

Daily Natural Gas Price Volatility

Legend

Seneca Lake $18.00

2010 Daily Volatility: $0.12

Stagecoach

2011 Daily Volatility: $0.10 Steuben (Adrian Field) $16.00 2012 Daily Volatility: $0.05 Thomas Corners YTD 2013 Daily Volatility: $0.13

Commonwealth (NRGM) $14.00 East (NRGM)

$12.00

Marc I (NRGM)

Seneca Lake (NRGM) $10.00 North-South (NRGM) MMBtu Steuben (NRGM) / $8.00 $

Thomas Corners (NRGM)

$6.00

Stagecoach (NRGM)

Dominion $4.00 Millennium National Fuel $2.00 Tennessee Gas Transco $0.00

5/3/2010 11/1/2010 5/3/2011 11/2/2011 5/2/2012 11/1/2012 5/3/2013

Source: NRGM website and Bloomberg TETCO M3 Natural Gas Spot Price

Confidential

Overview of NRGM

NRGM Asset Overview – Natural Gas Storage Facilities (cont'd)

Stagecoach

- Natural gas storage facility located 150 miles northwest of New York City
- Working gas capacity of 26.25 Bcf
- 18 horizontal storage wells with 250/500 MMcfd injection/withdrawal capability
- Connected to Tennessee Gas Pipeline Company, L.L.C's ("TGP") 300 Line, Millennium Pipeline Company, L.L.C. ("Millennium") and Transcontinental Gas Pipe Line Company, LLC's ("Transco") Leidy Line
- 24-mile South lateral pipeline connected to TGP's 300 Line and 10-mile North lateral pipeline connected to Millennium



Total Maxium Storage Quantity (MMcf)
8,000.0
7,000.0
6,000.0
5,000.0
4,000.0
3,000.0
2,000.0
1,000.0
--
Weighed Average Rate $0.1853
3,850.0
3,154.0
3,911.3
4,220.0
6,218.9
2013
2014
2015
2016
2017
2018
Utility (62.2%)
Marketer (37.8%)

Thomas Corners

- Natural gas storage facility located in Steuben County, New York
- Initial working gas capacity of 5.7 Bcf although certified to 7.0 Bcf
- 10 high angle vertical storage wells provide two-cycle non-seasonal service with 70/140 MMcfd injection/withdrawal capacity
- Connections to TGP and Millennium
- 8-mile lateral pipeline connected to TGP's 400 Line and 7.5-mile lateral pipeline connected to Millennium



Total Maxium Storage Quantity (MMcf)
6,000.0
5,000.0
4,000.0
3,000.0
2,000.0
1,000.0
--
Weighed Average Rate $0.1800
4,446.0
1,254.0
2013
2014
2015
2016
2017
2018
Utility (22.0%)
Marketer (78.0%)

Source: Management presentation and NRGM filings

EVERCORE PARTNERS
60
Crestwood

Confidential

Overview of NRGM

NRGM Asset Overview – Natural Gas Storage Facilities (cont’d)

Steuben (Adrian Field)

Natural gas storage facility located in Steuben County, New York

Working gas capacity of 6.2 Bcf

11 vertical wells with 30/60 MMcfd injection/withdrawal capability

12.5-mile lateral pipeline connected to Dominion’s

Woodhull line

Received FERC approval to charge market based rates under ASC’s tariff effective April 1, 2013

Seneca Lake

Natural gas storage facility located in Schuyler County, New York

– Located on U.S. Salt property

Working gas capacity of 1.5 Bcf with 72.5/145 MMcfd injection/withdrawal capability

20-mile, 16-inch lateral pipeline connected to Dominion and Millennium

6,000.0 700.0

Weighed Average Rate $0.0838 Weighed Average Rate $0.2745

(MMcf) 5,000.0 (MMcf) 600.0 y y tit 4,000.0 tit 500.0 uan uan 290.0 Q Q 400.0 3,000.0 torage 4,405.0 torage 300.0

S S 510.0 m xiu 2,000.0 xiu m 200.0 350.0 Ma 1,000.0 Ma 300.0 al al 100.0 1,295.0 Tot 500.0 Tot

2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 2019 2020 2021 Utility (8.1%) Marketer (91.9%) Utility (80.0%) Marketer (20.0%)

Source: Management presentation and NRGM filings

Confidential

Overview of NRGM

NRGM Asset Overview – Natural Gas Transportation

North-South Pipeline

Provides approximately 325 MMcfd of interstate transportation service for shippers seeking to transport natural gas on a firm basis through NRGM’s existing North and/or South Laterals of Stagecoach

Includes compression and associated facilities installed to expand transportation capacity on the Stagecoach north and south pipeline laterals

Generates fee-based revenue pursuant to a negotiated rate structure authorized by the FERC

Placed into service in December 2011

100% contracted with weighted average maturity through 2016

Future connection to Dominion would potentially allow access to Iroquois Pipeline Operating Company

(“Iroquois”) via Dominion-Iroquois expansion

Source: Management presentation and NRGM filings

Marc I Pipeline

39-mile, 30-inch bi-directional natural gas pipeline connecting NRGM’s Stagecoach South Lateral pipeline interconnect at TGP’s 300 Line to Transco’s Leidy Line

Provides 550 MMcfd of interstate transportation capacity

Includes a 16,360 horsepower gas-fired compressor station in the vicinity of the Transco interconnection and a 15,000 horsepower electric-powered compressor station at the proposed interconnection between the Stagecoach south lateral and TGP’s 300 Line

Generates fee-based revenue pursuant to a negotiated rate structure authorized by the FERC

Placed into service in December 2012

82% contracted with 10-year terms

Confidential

Overview of NRGM

NRGM Asset Overview – Natural Gas Transportation (cont’d)

East Pipeline

37.5-mile, 12-inch diameter natural gas intrastate pipeline located in New York

Transports 30 MMcfd of natural gas from Dominion to the Binghamton, New York city gate

Runs within three miles of the Stagecoach north lateral’s point of interconnection with Millennium

Generates fee-based revenue pursuant to under a negotiated rate structure authorized by the New York State Public Service Commission

NRGM acquired the East Pipeline (formerly known as the Seneca Lake east pipeline) from New York State Electric & Gas Corporation on July 13, 2011 as part of its acquisition of the Seneca Lake natural gas storage facility

100% contracted through 2021

Source: Management presentation and NRGM filings

Commonwealth Pipeline

Approximately 120-mile, 30-inch natural gas pipeline extending from southern end of Marc I Pipeline to Chester County, Pennsylvania

Approximately $750.0 million total capital investment of which NRGM is responsible for $250.0 million

Expected to be in-service in the second half of 2016 or the first half of 2017 and to generate $32.5 million of EBITDA annually at full run-rate

7.7x run-rate EBITDA

Confidential

Overview of NRGM

NRGM Asset Overview – NGL Storage and Terminals

Bath Facility Watkins Glen Facility

1.5 million barrels of underground NGL storage in Developing an initial 2.1 million barrels of NGL Steuben County, New York storage in Schuyler County, New York

Rail and truck terminal facilities capable of loading and Will connect to TE Products Pipeline (“TEPPCO”) unloading 23 railcars per day and 17 truck transports pipeline with rail and truck access capable of loading per day and unloading 32 railcars per day and 45 truck transports per day

Nine separate caverns allow for segregation of multiple streams 95% contracted with BP plc with maturity to 2016 and option to take back capacity

(1)

100% contracted with Inergy Services, LLC , with maturity to 2016 Expected in-service calendar 2H 2013, subject to regulatory approval

Expansion potential with U.S. Salt as brine outlet

Source: Management presentation and NRGM filings (1) Wholly -owned subsidiary of NRGY

Confidential

Overview of NRGM

NRGM Asset Overview – U.S. Salt

U.S. Salt Operations

- Acquired from NRGY on May 14, 2012 for a total purchase price of $192.5 million, including $182.5 million in cash and 473,707 common units

U.S. Salt Operations

- Solution mining and salt production company located outside of Watkins Glen, New York
- Produces and sells approximately 300,000 tons of food, pharmaceutical and chemical feedstock grade salt each year
- Over 40.0 million barrels of previously solution mined cavern capacity convertible to energy storage

U.S. Salt Gas Storage Development

- NRGM's Seneca Lake facility is located on U.S. Salt property
- Potential development of up to approximately 10.0 Bcf of natural gas storage capacity
- Additional storage capacity available via the solution-mining process at U.S. Salt

U.S. Salt Management Team

Name	Position	Previous Position
Mitchell Dascher	President	President of Southern Lime
Barry Wall	VP of Finance	Midwest Controller at Compass Minerals
Don Krider	VP of Sales	Eastern Regional sales manager at North American Salt

Historical and Projected U.S. Salt Performance


Gross Profit ($MM)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$22.2
$21.7
$21.7
$19.1
$20.8
$21.5
$21.5
$21.5
2010E
2011E
2012E
2013E
2014E
2015E
2016E
2017E

Source: NRGM filings, NRGM website and projections provided by NRGM management

EVERCORE PARTNERS

65

Crestwood

Confidential

Overview of NRGM

NRGM Asset Overview – U.S. Salt – Market Dynamics

United States Salt Production by Process United States Salt Imports and Exports

60.0 18.0

16.0

50.0 1.5

14.0 1.0 0.8

4.2

4.0 4.1 0.6

4.4 4.1 4.1

Tons 40.0 3.9 3.3 Tons 12.0

3.7 3.1 t ric 10.0

Metric 30.0 20.9 Me 0.8

16.8 20.3 17.6 18.4

8.0

14.7 lion lion 13.8 13.8

20.0 6.0 12.9 Mil Mil 8.6

4.0

10.0 19.7 18.9 17.8 18.5 19.2

2.0

2007A 2008A 2009A 2010A 2011A 2007A 2008A 2009A 2010A 2011A Brine Rock Solar Vacuum and Open Pans Imports Exports

Largest Vacuum and Open Pan Producers Based on Net Selling Value F.O.B. Excluding Container Costs 2011 Production Volume Vacuum and Open Pans

2,500 $250.00

2,025 $209.19 $206.27 $200.74

2,000 1,835 $200.00 s $180.03 $180.00

Ton on $175.35 $166.74 $177.44 $173.92 $160.74

1,500 T ort ric $150.00

Sh

1,000 Met $109.46 $110.73 $109.05 $110.83 $108.06 sand $100.00

600 per Thou 500 425 $ 335 300

230 $50.00

Cargill Morton United North U.S. Salt The E.I. $0.00

Salt Corp. American L.L.C. Mosaic duPont de 2007A 2008A 2009A 2010A 2011A Salt Co. Co. Nemours

Source: NRGM filings, NRGM website and projections provided by NRGM management Bulk Compressed Pellets Packaged

Confidential

Overview of NRGM

NRGM Asset Overview – COLT Hub

COLT Hub Overview

- On November 5, 2012, NRGM announced the acquisition of the COLT Hub for $425.0 million
- Crude oil rail terminal located in Epping, North Dakota
  - Commenced commercial operation in May 2012
- 120,000 Bpd rail loading capacity, 720,000 Bbl crude oil storage capacity
- Ability to handle up to 120-car unit trains
- Connected to Burlington Northern Santa Fe rail system
- 21-mile, 10" bi-directional pipeline ("COLT Connector") connecting the COLT Terminal to the Dry Fork Terminal
- Dry Fork Terminal located at the Beaver Lodge/Ramberg pipeline hub providing crude oil pipeline access and interconnects
  - Crude oil metering and pipeline interconnection facilities allow transfer to Tesoro Corporation ("Tesoro") and Enbridge Energy Partners, L.P. ("Enbridge") pipelines
- Product sourcing via truck unloading racks, pipelines and gathering system interconnects
- 98% of capacity is contracted or committed pursuant to "take-or-pay" contracts with weighted average maturity of 3.6 years

Source: Management presentation and NRGM filings

COLT Hub Map


Legend
Dry Fork Terminal
Colt Terminal
Enbridge
Belle Fourche
Tesoro

Contract Summary

Contract	Credit Rating	Commencement Date	Maturity Date	Rail: Minimum Commitment (Bpd)	Rail: Base Rate ($ / Bbl)	Pipeline: Minimum Commitment (Bpd)	Pipeline: Base Rate ($ / Bbl)	Storage: Capacity (Bbl)	Storage: Base Rate ($ / Bbl/Month)
Tesoro	BB+/Ba1								
Take-or-Pay		6/1/12	6/1/16	40,000	$1.15	20,000	$0.46	240,000	$--
Take-or-Pay		7/1/13	6/1/16	20,000	1.15	10,000	0.46	120,000	--
Sunoco Logistics	BBB/BBB-								
Take-or-Pay		6/1/12	6/1/17	10,000	$1.35		$0.66	120,000	$--
Take-or-Pay		6/1/13	6/1/15	10,000	1.35		0.66		
Flint Hills	NR								
Take-or-Pay		10/1/12	12/31/13	9,300	$1.50				
Take-or-Pay		10/1/12	9/1/15			5,000	$0.46	120,000	$0.55
U.S. Oil / Astra	NR								
Take-or-Pay		4/1/13	11/1/17	18,000	$1.50			120,000	$0.55
Take-or-Pay		4/1/13	11/1/17	9,000	1.50				
Statoil	AA-/Aa2								
Take-or-Pay		10/1/13	10/1/16	10,000	$1.55		$0.66	120,000	$0.60

EVERCORE PARTNERS
67
Crestwood Midstream Partners LP

Confidential

Overview of NRGM

NRGM Asset Overview – COLT Hub (cont’d)

Competing Terminals near COLT Hub

2013E Exit Marker Terminal Capacity (Bbls)

Bakken Oil Express 100,000 Basin Transload 40,000 Enbridge 80,000 EOG Resources 65,000 Global Partners 160,000 Great Northern Midstream 60,000 Hess 60,000 Musket 60,000 Plains 175,000 Savage Services 90,000 COLT 120,000 Dry Fork NA Enbridge NA Belle Fourche NA Tesoro NA

Source: Management presentation, NRGM filings and Platts

Confidential

Overview of NRGM

NRGM – Summary Market Data

($ in millions, except per unit amounts)

Market Capitalization

As of May 03, 2013		
Total Units Outstanding		85.9
Common Unit Price		$24.55
Total Equity Value		$2,108.9
Plus: Preferred Equity		--
Plus: Net Debt		711.6
Plus: Minority Interest		--
Total Enterprise Value		$2,820.5
	IBES Data	**Yield / Multiple**
Distribution Yield		
Current	$1.58	6.4%
Calendar 2013	1.63	6.6%
Calendar 2014	1.77	7.2%
EV / EBITDA		
Calendar 2013	$201.9	14.0x
Calendar 2014	279.2	10.1

Balance Sheet and Credit Data

As of March 31, 2013	
Cash and Marketable Securities	$0.3
Short-term Debt	0.9
Long-term Debt	711.0
Total Debt	$711.9
Net Debt	711.6
Plus: Minority Interest	--
Plus: Partners' Capital	731.4
Net Book Capitalization	$1,443.0
Revolver Availability / Total Revolver Capacity	$386 / $600
Net Debt / Net Book Cap	49.3%
Net Debt / 2013E EBTIDA	3.5x
Net Debt / 2014E EBTIDA	2.5
Current Ratings	
Moody's	Ba3
S&P	BB

Unit Price and Distribution Information



$30.00
$27.00
$24.00
$21.00
$18.00
$15.00
Unit Price
$1.75
$1.67
$1.59
$1.51
$1.43
$1.35
Distribution Per Unit
12/16/11
3/9/12
6/1/12
8/24/12
11/16/12
2/8/13
5/3/13
NRGM Distribution per Unit
NRGM Price

General Partner Incentive Distribution Rights

Quarterly Distribution per LP Unit	$0.3950

% to LP	% to GP	LP Quarterly Distribution Range		Quarterly Distribution Within Range	Quarterly Distribution to GP per LP Unit	Total LP Units Outstanding	Total Quarterly Distribution to LPs	Total Quarterly Distribution to GP	Total Annual Distribution to LPs	Total Annual Distribution to GP
100.0%	0.0%	$0.0000	$0.3700	$0.3700	$0.0000	85.9	$31.8	$--	$127.1	$--
50.0%	50.0%	0.3700	0.3700	0.0250	0.0250	85.9	2.1	2.1	8.6	8.6
							$33.9	$2.1	$135.7	$8.6

% of Total Distributions to the GP	6.0%
% of Total Distributions to the IDRs	6.0%

Evercore Partners

69

Crestwood

Confidential

Overview of NRGM Price Performance

1/27/2012: NRGY announced quarterly cash distribution of 5/14/2012: NRGM announced

$0.705 and potential to reduce acquisition of US Salt LLC from 11/5/2012: NRGM announced 8/9/2011: NRGY announced distributions largely due to propane NRGY for $192.5 million acquisition of Rangeland Energy, restructuring of business operations LLC for $425 million

$50.00 units and intention to file for 1,000 IPO of NRGM

$45.00 900

12/16/2011: Completed 4/26/2012: NRGY announced IPO of NRGM contribution of retail propane

$40.00 business to Suburban Propane 800 Partners, L.P. for $1.8 billion

$35.00 700

$30.00 600 Volume Price

$25.00 500 (in Unit

$20.00 400 thousand s)

(1)

$15.00 300

$10.00 200

$5.00 100

$ 0

5/3/11 9/1/11 1/1/12 5/2/12 9/1/12 1/1/13 5/3/13 NRGM Volume NRGM Unit Price NRGY Unit Price

(1) IPO volume of 8,000,420 exceeds scale of the volume axis

Confidential

Overview of NRGM

Relevant Relative Trading Metrics

($ in millions, except per unit amounts)

Publicly Traded Natural Gas Pipeline and Storage MLPs

Partnership	Price (05/03/2013)	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2013E	Enterprise Value / EBITDA 2014E	Distribution Yield Current	Distribution Yield 2013E	Distribution Yield 2014E	Distribution Growth	Total Return
Natural Gas Pipelines/Storage										
Boardwalk Pipeline Partners, LP	$30.27	$7,121.9	$10,657.2	13.5x	12.7x	7.0%	7.0%	7.1%	2.4%	9.4%
El Paso Pipeline Partners, L.P.	42.50	9,381.0	13,513.0	11.6	10.9	5.8%	6.0%	6.3%	6.1%	11.9%
EQT Midstream Partners, LP	46.38	1,641.3	1,619.3	15.3	11.8	3.0%	3.3%	4.0%	38.2%	41.2%
Niska Gas Storage Partners LLC	15.11	531.7	923.2	6.7	6.5	9.3%	9.3%	9.3%	2.9%	12.2%
PAA Natural Gas Storage, L.P.	21.90	1,589.0	2,170.4	18.1	16.5	6.5%	6.6%	6.6%	2.4%	8.9%
Spectra Energy Partners, LP	37.35	4,064.1	5,157.0	20.0	16.5	5.3%	5.4%	5.7%	5.2%	10.5%
TC PipeLines, LP	43.06	2,349.5	3,037.5	17.0	15.7	7.2%	7.3%	7.4%	1.2%	8.4%
Mean				14.6x	13.0x	6.3%	6.4%	6.6%	8.3%	14.6%
Median				15.3	12.7	6.5%	6.6%	6.6%	2.9%	10.5%
Inergy Midstream, L.P. [1]	**$24.55**	**$2,108.9**	**$2,820.5**	**14.0x**	**10.1x**	**6.4%**	**6.6%**	**7.2%**	**8.3%**	**14.7%**

Publicly Traded Natural Gas Storage MLPs

Partnership	Price (05/03/2013)	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2013E	Enterprise Value / EBITDA 2014E	Distribution Yield Current	Distribution Yield 2013E	Distribution Yield 2014E	Distribution Growth	Total Return
Natural Gas Storage										
Niska Gas Storage Partners LLC	$15.11	$531.7	$923.2	6.7x	6.5x	9.3%	9.3%	9.3%	2.9%	12.2%
PAA Natural Gas Storage, L.P.	21.90	1,589.0	2,170.4	18.1	16.5	6.5%	6.6%	6.6%	2.4%	8.9%
Mean				12.4x	11.5x	7.9%	7.9%	8.0%	2.6%	10.5%
Inergy Midstream, L.P. [1]	**$24.55**	**$2,108.9**	**$2,820.5**	**14.0x**	**10.1x**	**6.4%**	**6.6%**	**7.2%**	**8.3%**	**14.7%**

(1) IBES estimates are on a calendar basis, fiscal year ends September 30

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Confidential

Overview of NRGM

Wall Street Research Price Targets ($ in millions, except per unit amounts)

Summary Price Targets Analyst Recommendations

Target Firm Analyst Date Recommendation Price

Credit Suisse Brett Reilly 01/09/13 Outperform $28.00 Hold (2) 33.3% JPMorgan Jeremy Tonet 03/21/13 Overweight 26.00 Stifel Nicolaus Selman Akyol 02/06/13 Buy 26.00 Barclays Brian J. Zarahn 02/06/13 Overweight 26.00 Morgan Stanley Stephen J. Maresca 11/05/12 Equal-weight 25.00 Robert W. Baird & Co Ethan H. Bellamy 02/06/13 Neutral 24.00

Buy (4) 66.7%

Median: $26.00 Mean: 25.83 Low: 24.00 High: 28.00

Distribution Per Unit Estimates (1) EBITDA Estimates (1)

$2.50 $450.0 $399.3

$2.14 $400.0 $361.3 $1.92 $1.92 $337.3

$2.00 $1.88 $350.0 $1.75 $1.66 $1.62 $1.73 $1.73 $295.0 $1.60 $1.60 $300.0 $250.1 $1.50 $259.8 $250.0 $245.0 $224.0 $1.00 $200.0 $182.0 $177.4 $182.6 $150.0

$0.50 $100.0

$50.0

$ $

2013E 2014E 2015E 2013E 2014E 2015E

Source: Bloomberg, IBES Barclays Morgan Stanley Stifel Nicolaus IBES

(1) Distribution per unit and EBITDA estimates shown on a fiscal basis

Confidential

Overview of NRGM

Research Analyst Commentary

“We expect NRGM distribution growth of 6.0% in 2013 and 8.5% in 2014 supported by contributions from COLT acquisition, in-service Marc I pipeline, drop downs and the Finger Lakes expansion. Due to expected tight coverage, we forecast no growth at NRGY in 2013 but estimate 10% distribution CAGR 2013-2016 as the Partnership transitions to a pure play GP. On a relative basis, we continue to prefer NRGM over NRGY due to the distribution growth differential in 2013.”

– Barclays, Brian J. Zarahn; February 6, 2013

Price Target: $26.00

“Adding a new asset platform (oil) and shale exposure (Bakken) is a plus. Management projects FY2014 EBITDA of $58mm, translating to a

7.6x EV/EBITDA multiple (inclusive of $19mm in capex) and 9% estimated fully distributed accretion at NRGM and 8% at NRGY. The transaction’s ultimate benefit will be measured by new capital opportunities created, while potentially also signaling an ability to source reasonable acquisitions.”

– Morgan Stanley, Stephen J. Maresca; November 5, 2012

Price Target: $25.00

“We continue to believe NRGM has a stable platform of businesses which have very little commodity exposure and will produce growing cash flows over time. In addition we expect the partnership to benefit from additional assets dropped into NRGM by NRGY as well as potential expansion opportunities at the recently acquired COLT hub to potentially further drive growth. As a result we continue to expect NRGM to continue to grow its distribution over time.”

– Stifel Nicolaus, Selman Akyol; February 6, 2013

Price Target: $26.00

Confidential

Overview of NRGM

Ratings Agency Commentary

“NRGM’s storage and transportation businesses offer stable revenues, with contracts usually fee-based, take-or-pay in structure. Excluding the salt business, we expect NRGM’s storage and transportation revenues to continue to comprise over 90% of 2013 revenues. As a whole, fee-based revenues, which will increase with the Rangeland acquisition are expected to comprise the large majority of the company’s revenues. The company takes negligible commodity price risk in the storage and transportation business, providing good visibility into cash flow and debt servicing capability. With such a large base of fee-based revenues, NRGM’s credit risk is lower than that of many other midstream companies.”

Moody’s; November 29, 2012

Credit Rating: Ba3

“If a default occurs, we believe that NRGM would retain the greatest value by reorganizing. To value NRGM, we apply an EBITDA multiple of 7x to our estimated postdefault run-rate EBITDA of $120 million, which assumes a 40% reduction from our 2013 EBITDA estimate. These valuation assumptions are slightly more favorable than those used for peers because a significant portion of the partnership’s revenues are derived from fee-based firm contracts. This leads us to a gross enterprise value of $840 million for NRGM.”

Standard & Poor’s Ratings Services; December 13, 2012

Credit Rating: BB

Confidential

Overview of NRGM

NRGM Equity Ownership Summary

Current Unitholders	Units	% of Total
Institutional		
Top 10:		
Kayne Anderson Capital Advisors LP	8,657,629	10.1%
Neuberger Berman LLC	3,720,166	4.3%
Tortoise Capital Advisors LLC	3,123,176	3.6%
Eagle Global Advisors LLC	1,894,945	2.2%
OppenheimerFunds, Inc.	1,617,827	1.9%
OFI Steelpath, Inc.	1,600,605	1.9%
Advisory Research, Inc.	929,260	1.1%
Magnetar Financial LLC	833,333	1.0%
Fidelity Management & Research Co.	603,900	0.7%
Mason Street Advisors LLC	490,174	0.6%
Other	1,195,472	1.4%
Total Institutional Ownership	24,666,487	28.7%
Insiders		
Inergy LP	56,398,707	65.7%
William C. Gautreaux	140,000	0.2%
John J. Sherman	100,000	0.1%
R. Brooks Sherman Jr.	55,000	0.1%
Laura L. Ozenberger	45,000	0.1%
Other	88,924	0.1%
Total Insiders	56,827,631	66.2%
Retail / Other	4,408,946	5.1%
Total Common Units Outstanding	**85,903,064**	**100.0%**
Short Interest [1]	**232,938**	**0.3%**

	NRGM		CMLP	
Current Unitholders	Shares	Percentage	Shares	Percentage
Kayne Anderson Capital Advisors LP	8,657,629	10.1%	5,807,677	9.5%
Neuberger Berman LLC	3,720,166	4.3%	--	0.0%
Tortoise Capital Advisors LLC	3,123,176	3.6%	2,676,178	4.4%
Eagle Global Advisors LLC	1,894,945	2.2%	10,280	0.0%
OppenheimerFunds, Inc.	1,617,827	1.9%	--	0.0%
OFI Steelpath, Inc.	1,600,605	1.9%	--	0.0%
Advisory Research, Inc.	929,260	1.1%	--	0.0%
Magnetar Financial LLC	833,333	1.0%	--	0.0%
Fidelity Management & Research Co.	603,900	0.7%	95,332	0.2%
Mason Street Advisors LLC	490,174	0.6%	--	0.0%
Salient Capital Advisors LLC	277,857	0.3%	--	0.0%
Credit Suisse Securities (USA) LLC (Broker)	246,545	0.3%	87,772	0.1%
JPMorgan Chase Bank NA	216,225	0.3%	--	0.0%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	148,233	0.2%	2,105	0.0%
Glenmede Investment Management LP	53,150	0.1%	--	0.0%
Oxford Asset Management LLP	46,718	0.1%	--	0.0%
Stifel, Nicolaus & Co., Inc.	30,782	0.0%	--	0.0%
Morgan Stanley Investment Management, Inc.	30,333	0.0%	20,236	0.0%
Morgan Stanley Smith Barney LLC (Securities)	26,235	0.0%	60,203	0.1%
Wells Fargo Advisors LLC	23,026	0.0%	151,393	0.2%
JPMorgan Securities LLC	19,098	0.0%	507,112	0.8%
Salem Investment Counselors, Inc.	12,500	0.0%	--	0.0%
UBS Global Asset Management	11,994	0.0%	279,425	0.5%
Susquehanna Financial Group LLLP	11,726	0.0%	--	0.0%
Cadence Bank, NA (Investment Management)	11,050	0.0%	--	0.0%
Bank of America NA (Private Banking)	4,884	0.0%	1,733	0.0%
Westport Resources Management, Inc.	4,247	0.0%	575	0.0%
RBC Dominion Securities, Inc.	3,948	0.0%	--	0.0%
Royal Alliance Associates, Inc.	2,970	0.0%	200	0.0%
Deutsche Bank Investment Management, Inc.	2,300	0.0%	23,309	0.0%
Morgan Stanley & Co. LLC	2,078	0.0%	7,958	0.0%
Group One Trading LP	2,012	0.0%	5,308	0.0%
UBS Securities LLC	1,508	0.0%	21,634	0.0%
Creative Planning, Inc.	1,450	0.0%	--	0.0%
PNC Bank NA (Trust Department)	1,000	0.0%	--	0.0%
Harbor Springs Financial Management LLC	1,000	0.0%	--	0.0%
Neuberger Berman Fixed Income LLC	700	0.0%	--	0.0%
Retirement Planning Group, Inc.	605	0.0%	--	0.0%
Union Bank, NA	600	0.0%	--	0.0%
Central Trust & Investment Co.	300	0.0%	--	0.0%
Tower Research Capital LLC	298	0.0%	1,293	0.0%
Barclays Capital, Inc.	100	0.0%	1,587	0.0%

NRGM Institutional Owners Represent 16.3% Ownership in CMLP

Note: Shading denotes overlapping ownership
(1) Source: NASDAQ National Markets as of April 15, 2013

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Confidential

Overview of NRGM

NRGM Management Financial Projections – Assumptions

The NRGM Management Financial Projections utilized herein by Evercore incorporate the following assumptions:

– Growth in EBITDA from $171.6 million in 2013E to $223.5 million in 2014E primarily attributed to full-year COLT Hub performance and the Phase I expansion project providing an additional 20,000 Bpd of rail loading capacity

(“COLT Hub Phase I”), additional Watkins Glen NGL storage of 2.1 million barrels on US Salt property and full year performance of the Marc I pipeline

– Growth in EBITDA from $223.5 million in 2014E to $242.7 million in 2015E primarily attributed to full year COLT Hub Phase I performance, the COLT Hub Phase II expansion project providing an additional 20,000 Bpd of rail loading capacity (“COLT Hub Phase II”) and expansion of natural gas storage capacity at Seneca Lake (“Seneca Lake Gas Storage Expansion”)

– Maintenance capital expenditures of $4.5 million to $8.6 million annually in 2013E through 2017E

– Growth capital expenditures of $126.7 million in 2013E and $66.5 million in 2014E, primarily attributable to the Marc I pipeline that was placed into service on December 1, 2012, the Seneca Lake Gas Storage Expansion and COLT Hub Phase I

– Growth capital expenditures in 2015E of $137.5 million are primarily attributable to the Commonwealth Pipeline, Seneca Lake Gas Storage Expansion and COLT Hub Phase II project

Growth capital expenditures in 2016E of $189.5 million are primarily attributable to the Commonwealth Pipeline

– Issuance of $200.0 million of 6.0% Senior Notes in fiscal 2015E

– Issuance of $150.0 million of common equity in the fourth quarter of fiscal 2016E at an assumed net common unit price of $26.57

– No minimum cash balance

Confidential

Overview of NRGM

Growth Capital Expenditures – NRGM Management Financial Projections($ in millions)

For the Fiscal Years Ending September 30,

2013E 2014E 2015E 2016E 2017E

Growth Capital Expenditures

Commonwealth Pipeline (62.5)(187.5)

Seneca Lake Gas Storage Expansion(21.3)(28.8)

COLT Hub Expansion I(28.5)

COLT Hub Expansion II(14.8)(44.3)

Other NRGM Growth(2.0)(2.0)(2.0)(2.0)

Total($126.7)($66.5)($137.5)($189.5)($2.0)

Projected EBITDA

Stagecoach $51.2 $55.6 $55.6 $55.6 $55.6

North-South 14.7 14.7 14.7 14.7 14.7

Marc I 27.7 33.5 33.5 33.5 33.5

Commonwealth Pipeline 8.1 32.5

Steuben Gas 4.8 4.7 4.7 4.7 4.7

Thomas Corners 11.5 12.5 11.9 11.9 11.9

Seneca Lake 6.9 7.6 7.6 8.1 8.1

Seneca Lake Gas Storage Expansion 3.8 7.5 7.5

FL NGL Bath 11.5 11.7 11.7 11.7 11.7

FL NGL Watkins Glen 1.8 7.4 9.2 9.2 9.2

US Salt 17.2 18.7 19.4 19.4 19.4

COLT Hub 33.3 57.6 58.3 59.6 61.7

COLT Expansion I 8.4 12.8 13.0 13.0

COLT Expansion II 8.5 13.0 13.0

NRGM Corporate(9.2)(9.1)(9.1)(9.1)(9.1)

Total $171.6 $223.5 $242.7 $260.9 $287.5

Source: Public partnership filings

Confidential

Overview of NRGM

NRGM Management Financial Projections

($ in millions)

- The following sets forth selected operating and financial projections utilized by NRGM management to derive the NRGM Management Financial Projections herein:

	For the Fiscal Years Ending September 30,					CAGR
	2013E	2014E	2015E	2016E	2017E	2013E - 2017E
Working Gas Capacity (Bcf)	41.2	41.4	43.9	46.4	46.4	
Natural Gas Transportation (MMcfd)	813.3	905.0	905.0	1,105.0	1,705.0	*20.3%*
NGL Storage Capacity (MMBbls)	2.0	3.6	3.6	3.6	3.6	
Salt Tons Sold	362,423.3	378,013.8	388,013.8	388,013.8	388,013.8	*1.7%*
Revenue						
Firm Storage	$103.2	$106.8	$113.1	$117.6	$117.6	*3.3%*
Transportation	48.5	60.2	60.2	69.8	98.6	*19.4%*
Hub Services	11.0	14.3	13.9	15.1	16.2	*10.0%*
Salt	48.1	50.3	51.4	51.4	51.4	*1.7%*
Crude and Other	41.5	78.7	93.4	99.8	102.3	*25.3%*
Total Revenue	$252.3	$310.3	$332.0	$353.6	$386.1	*11.2%*
Cost of Sales/Service						
Storage	($7.4)	($4.7)	($4.9)	($5.1)	($5.1)	*(9.0%)*
Transportation	(7.7)	(10.5)	(10.5)	(11.9)	(16.1)	*20.3%*
Salt	(29.0)	(29.5)	(30.0)	(30.0)	(30.0)	*0.8%*
Crude and Other	(5.6)	(8.4)	(9.1)	(9.4)	(9.6)	*14.4%*
Total Cost of Sales/Service	($49.7)	($53.0)	($54.5)	($56.4)	($60.7)	*5.1%*
Gross Profit						
Storage & Transportation	$147.6	$166.2	$171.8	$185.4	$211.2	*9.4%*
Salt	19.1	20.8	21.5	21.5	21.5	*2.9%*
Crude and Other	35.9	70.3	84.3	90.3	92.7	*26.7%*
Total Gross Profit	$202.6	$257.3	$277.6	$297.2	$325.3	*12.6%*
Less: Total Operating Expenses	(31.1)	(33.8)	(34.9)	(36.3)	(37.8)	
Plus: Minority Interest and Other Expense	0.0	--	--	--	--	
Adjusted EBITDA	**$171.6**	**$223.5**	**$242.7**	**$260.9**	**$287.5**	*13.8%*

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Confidential

Overview of NRGM

NRGM Management Financial Projections (cont’d)($ in millions, except per unit amounts)

The following sets forth the NRGM Management Financial Projections utilized by Evercore in its analysis herein:

For the Fiscal Years Ending September 30, CAGR

2013E 2014E 2015E 2016E 2017E 2014E 2017E

Adjusted EBITDA $171.6 $223.5 $242.7 $260.9 $287.5 8.8%

Less: Maintenance Capital Expenditures(4.5)(7.0)(7.8)(8.2)(8.6)

Less: Interest Expense(34.8)(42.7)(52.1)(56.5)(57.2)

Other 4.6(0.3) 2.7 1.3(1.3)

Distributable Cash Flow $136.9 $173.5 $185.4 $197.5 $220.4 8.3%

Distributed Cash Flow

Common Units Public $46.9 $49.6 $52.2 $57.2 $66.1

Common Units NRGY 89.7 94.9 99.8 104.3 106.0

General Partner 9.4 17.4 24.9 32.3 36.6

Distributed Cash Flow $146.0 $161.9 $177.0 $193.8 $208.7 8.8%

% to GP 6.5% 10.7% 14.1% 16.7% 17.5%

GP IDRs $9.4 $17.4 $24.9 $32.3 $36.6 28.2%

Weighted Average LP Units Outstanding 85.9 85.9 85.9 87.3 91.5

DCF / LP Unit $1.52 $1.75 $1.82 $1.87 $1.94 3.6%

Distribution / LP Unit 1.59 1.68 1.77 1.85 1.88 3.8%

LP Coverage 0.96x 1.04x 1.03x 1.01x 1.03x

Total Coverage 0.94 1.07 1.05 1.02 1.06

Distributable Cash Flow Surplus / (Shortfall)($9.2) $11.6 $8.4 $3.6 $11.6

Confidential

Overview of NRGM

NRGM Management Financial Projections (cont’d)($ in millions)

The following sets forth the funding assumptions utilized in the NRGM Management Financial Projections and NRGM’s

resulting capital structure and credit statistics For the Fiscal Years Ending September 30,

2013E 2014E 2015E 2016E 2017E

Sources:

Equity Issued for Growth Capital Expenditures $ $ $ $ $

Equity Issued for Rangeland Acquisition 225.0

Equity Issuance in Q4 2016E 150.0

Debt Issued / (Repaid) 361.5 46.5 130.7 37.4(9.2)

DCF Surplus / (Shortfall)(9.2) 11.6 8.4 3.6 11.6

Total Sources $577.4 $58.0 $139.1 $191.0 $2.4

Debt Issued / (Repaid), net of Surplus / (Shortfall) $361.5 $46.5 $130.7 $37.4($9.2)

Total Equity Issued 225.0

Uses:

Growth Capital Expenditures $126.7 $66.5 $137.5 $189.5 $2.0

Rangeland Acquisition 425.0

Rangeland Transaction Fees and Expenses 6.0

Excess Cash

Other 19.7(8.5) 1.6 1.5 0.4

Total Uses $577.4 $58.0 $139.1 $191.0 $2.4

Credit Statistics

Debt / Adjusted EBITDA 4.5x 3.7x 3.9x 3.8x 3.4x

Net Debt / Adjusted EBITDA 4.5 3.7 3.9 3.8 3.4

Capital Structure

Cash $ $ $ $ $

Total Debt 778.0 824.5 955.2 992.5 983.3

Net Debt $778.0 $824.5 $955.2 $992.5 $983.3

VI. Indicative Value of NRGM

Confidential

Indicative Value of NRGM

Valuation Methodologies

Utilizing the following methodologies, Evercore analyzed the value of NRGM common units

Methodology Description Metrics/Assumptions

Values NRGM based on the concepts of the time value of money Tax depreciation provided by NRGM management and a full step-up in tax

Utilizing the NRGM Management Financial Projections as previously reviewed basis herein, Evercore: EBITDA exit multiple of 11.5x to 13.5x and a perpetuity growth rate of

Utilized varying WACC discount rates and applied various 0.5% to 1.5%

perpetuity growth rates to derive after-tax valuation ranges for For the terminal value, tax depreciation assumed to be equal to maintenance

NRGM capital expenditures

Discounted Cash Flow Calculated terminal values based on a range of multiples of Weighted average cost of capital based on mid-point of the CAPM

Analysis: EBITDA derived from precedent transactions as well as assumed Tax rate of 35.0% based on unitholders’ tax rates

Financials Projections perpetuity growth rates Discounted the projected cash flows to the assumed July 1, 2013 effective date

Values the NRGM common units based on the concepts of the time value of Terminal exit yield range of 6.0% to 8.0%

money Cost of equity of 7.5% to 9.5% based on the Capital Asset Pricing Model

Discounted Cash Flow Utilizing projected distributions per unit from the NRGM Management Financial utilizing betas from selected publicly-traded peers

Analysis: Projections as previously reviewed herein; Evercore: Cost of equity of 9.0% to 11.0% based on the expected market total return

Projected Distribution per Utilized varying total expected market return discount rates and of selected publicly-traded peers

Unit calculated a terminal value based on a various terminal exit yields

Valuation for the NRGM common units based on multiples of transaction value to Based on transaction value / EBITDA

EBITDA in historical transactions involving other natural gas storage and pipeline Enterprise value / EBITDA multiples applied to 2013E and 2014E assets EBITDA with the resulting value discounted at a 7.0% discount rate, the

Precedent M&A midpoint of the weighted average cost of capital range based on the

Transaction Analysis assumed July 1, 2013 effective date

Growth capital expenditures discounted at a 7.0% discount rate

Peer Group Trading Valuation for the NRGM common units based on current market enterprise value Enterprise value / EBITDA multiples applied to 2013E EBITDA and

Analysis multiples of relevant EBITDA for selected comparable publicly-traded entities 2014E EBITDA

Valuation for the NRGM common units based on the most recent research analyst Research price targets from: Barclays, Credit Suisse, JP Morgan, Morgan

Wall Street Research Price price targets of firms covering NRGM Stanley, Robert W. Baird & Co. and Stifel Nicolaus

Targets

Confidential

Indicative Value of NRGM

Summary Indicative Valuation – NRGM Common Unit

Discounted Cash Flow Analysis Precedent M&A Transactions Peer Group Trading Wall Street Research

Financial Projections Distribution per Unit Analysis Analysis Price Target

$40.00

Indicative Value of NRGM Common Unit Assuming the NRGM Management Financial Projections

$35.00

$32.93

$29.45 $29.54

$30.00

$28.00

$25.00

$22.49 Current

$24.00

Price: $24.55

$21.17

$20.00

$19.25

$17.08

$15.00

$13.53

$10.00

$5.00

6.5% 7.5% WACC 6.0% 8.0% Terminal Exit Yield 2013E EBITDA: $171.6 MM 2013E EBITDA: $171.6 MM Barclays

2017E EBITDA Exit Multiple of 7.5% 9.5% CAPM 11.5x 13.5x EBITDA Multiple 14.0x 18.0x EBITDA Multiple Credit Suisse

11.5x 13.5x Equity Discount Rate 2014E EBITDA: $223.5 MM 2014E EBITDA: $223.5 MM JP Morgan

Perpetuity Growth Rates of 9.0% 11.0% Expected Market Return 11.5x 13.5x EBITDA Multiple 12.0x 16.0x EBITDA Multiple Morgan Stanley

0.50% 1.50% Equity Discount Rate Growth Capital Expenditures Robert W. Baird & Co.

Discounted @ 7.0% Stif el Nicolaus

Confidential

Indicative Value of NRGM

Summary Indicative Valuation – Valuation of Proposed Consideration

Discounted Cash Flow Analysis Precedent M&A Transactions Peer Group Trading Wall Street Research Financial Projections Distribution per Unit Analysis Analysis Price Target

$40.00

Indicative Value of 1.070 NRGM Common Units and $1.03 of cash Indicative Value of the Proposed Consideration to be Paid per Assuming the NRGM Management Financial Projections CMLP Common Unit

$36.26

$35.00

$32.54 $32.64

$30.99

$30.00

$28.00

$25.10 $26.71

$25.00

$23.68 $23.50

$21.63

$20.00

$19.30

$15.00 $15.50

$10.00

$5.00

6.5% 7.5% WACC 6.0% 8.0% Terminal Exit Yield 2013E EBITDA: $171.6 MM 2013E EBITDA: $171.6 MM Barclays

2017E EBITDA Exit Multiple of 7.5% 9.5% CAPM 11.5x 13.5x EBITDA Multiple 14.0x 18.0x EBITDA Multiple Credit Suisse

11.5x 13.5x Equity Discount Rate 2014E EBITDA: $223.5 MM 2014E EBITDA: $223.5 MM JP Morgan

Perpetuity Growth Rates of 9.0% 11.0% Expected Market Return 11.5x 13.5x EBITDA Multiple 12.0x 16.0x EBITDA Multiple Morgan Stanley

0.50% 1.50% Equity Discount Rate Growth Capital Expenditures Robert W. Baird & Co.

Discounted @ 7.0% Stif el Nicolaus

Confidential

Indicative Value of NRGM

Discounted Cash Flow Analysis – Assumptions

Evercore utilized a DCF Analysis based on the following assumptions:

– Effective date on July 1, 2013

– EBITDA and capital expenditures through December 31, 2017E per the NRGM Management Financial Projections as previously review herein

– A 35.0% tax rate

– Tax depreciation forecast provided by NRGM management

Assumes a full tax-basis step-up

– Mid-point discount rate of 7.0% utilizing a weighted average cost of capital based on CAPM

– Terminal value based on both: (i) a 11.5x to 13.5x EBITDA exit multiple and (ii) a 0.50% to 1.50% perpetuity growth rate

Tax depreciation is set equal to maintenance capital expenditures in perpetuity

Confidential

Indicative Value of NRGM

Discounted Cash Flow Analysis($ in millions, except per unit amounts)

Summary Results

For the Three

Months Ending Terminal Value

September 30, For the Fiscal Years Ending September 30, EBITDA Perpetuity

2013E 2014E 2015E 2016E 2017E Exit Multiple / Growth Rate (1)

EBITDA $50.6 $223.5 $242.7 $260.9 $287.5 $287.5 $287.5

Less: Depreciation and Amortization(16.9)(73.3)(80.5)(94.6)(98.2)(8.6)

EBIT $33.7 $150.3 $162.2 $166.4 $189.3 $278.9

Less: Taxes(11.8)(52.6)(56.8)(58.2)(66.3)(97.6)

Plus: NOL

EBIAT $21.9 $97.7 $105.4 $108.1 $123.1 $181.3

Less: Maintenance Capital Expenditures(1.0)(7.0)(7.8)(8.2)(8.6)(8.6)

Less: Growth Capital Expenditures(29.7)(66.5)(137.5)(189.5)(2.0)

Plus: Depreciation and Amortization 16.9 73.3 80.5 94.6 98.2 8.6

Unlevered Free Cash Flow $8.2 $97.4 $40.6 $5.0 $210.6 $181.3

Exit multiple / Perpetuity Growth Rate 12.5x / 1.0%

Terminal Value $3,593.9 / $3,051.8

PV of Unlevered Free Cash Flow @ 7.0% $304.3

Plus: PV of Terminal Value @ 7.0% $2,695.8 / $2,289.1

Plus: PV of 0.5x 2017E NOL $

Implied Enterprise Value $3,000.1 / $2,593.4

Less: Net Debt($748.1)($748.1)

Implied Equity Value $2,252.0 / $1,845.3

Total Units Outstanding 85.9

Implied Unit Price $26.22 / $21.48

EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities

WACC EBITDA Multiple WACC Perpetuity Growth Rate

$26.22 10.5x 11.5x 12.5x 13.5x 14.5x $21.48 0.00% 0.50% 1.00% 1.50% 2.00%

6.0% $22.35 $24.96 $27.58 $30.19 $32.80 6.0% $22.38 $25.02 $28.20 $32.08 $36.93

6.5% 21.77 24.33 26.89 29.45 32.01 6.5% 19.72 21.92 24.53 27.66 31.48

7.0% 21.19 23.71 26.22 28.73 31.24 7.0% 17.45 19.31 21.48 24.05 27.13

7.5% 20.64 23.10 25.56 28.02 30.48 7.5% 15.49 17.08 18.91 21.05 23.58

8.0% 20.09 22.51 24.92 27.33 29.74 8.0% 13.77 15.14 16.71 18.51 20.62

(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity

Confidential

Indicative Value of NRGM

Discounted Cash Flow Analysis – NRGM Common Units

($ in millions, except per unit amounts)

- The analysis below sets forth NRGM's projected annual distribution per unit based on the NRGM Management Financial Projections for the three months ending September 30, 2013E and for the years ending September 30, 2014E, 2015E, 2016E and 2017E and a terminal value based on an NRGM yield range of 6.0% to 8.0% discounted at a cost of equity for NRGM ranging between 7.5% and 9.5% based on CAPM and 9.0% to 11.0% based on the total expected market return (as detailed in the Appendix)

	For the Three Months Ending September 30,	For the Fiscal Years Ending September 30,				Terminal Value		
	2013E	2014E	2015E	2016E	2017E	Low	-	High
NRGM Standalone Distribution per Unit	$0.40	$1.68	$1.77	$1.85	$1.88	$1.88		
Terminal Yield [1]						8.00%	-	6.00%
Terminal Value						$23.50	-	$31.33
Equity Cost of Capital Based on CAPM								
PV @ 6.5% of Value per NRGM Common Unit						$24.61	-	$30.60
PV @ 7.5% of Value per NRGM Common Unit						23.78	-	29.54
PV @ 8.5% of Value per NRGM Common Unit						22.99	-	28.53
PV @ 9.5% of Value per NRGM Common Unit						22.24	-	27.56
PV @ 10.5% of Value per NRGM Common Unit						21.51	-	26.64
Implied NRGM Common Unit Value Range								
Equity Cost of Capital Based on Total Expected Market Return								
PV @ 8.0% of Value per NRGM Common Unit						$23.38	-	$29.03
PV @ 9.0% of Value per NRGM Common Unit						22.61	-	28.04
PV @ 10.0% of Value per NRGM Common Unit						21.87	-	27.10
PV @ 11.0% of Value per NRGM Common Unit						21.17	-	26.19
PV @ 12.0% of Value per NRGM Common Unit						20.49	-	25.33
Implied NRGM Common Unit Value Range						**$21.17**	**-**	**$29.54**

(1) NRGM 52-week yield range of 6.16% to 7.76%, with an average yield of 6.72%

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Confidential

Indicative Value of NRGM

Precedent M&A Transactions

($ in millions)

Date Announced	Acquiror/Seller	Facility Type: Salt Cavern	Facility Type: Depleted Reservior	Transaction Value ($MM)	EBITDA Multiple	Bcf of Storage	$MM/Bcf of Storage
08/12	Boardwalk Pipeline Partners, LP/PL Midstream LLC (PL Logistics LLC)	✓		$625.0	NA	11.2	$55.8
10/11	Boardwalk Pipeline Partners, LP/ Petal Gas Storage, L.L.C. and Hattiesburg Gas Storage Company (Enterprise Products Partners L.P.)	✓		550.0	12.2x	29.0	$19.0
07/11	Inergy, L.P. / Seneca Lake storage facility (New York State Electric & Gas Corp.)	✓		65.0	NA	2.0	32.5
06/11	Cardinal Gas Storage Partners LLC / 70% Interest in Monroe Gas Storage Co. LLC (High Sierra Energy LP)		✓	148.0	NA	12.0	12.3
01/11	DCP Midstream Partners LP / Propane and Butane Storage Facility (Marysville Hydrocarbon Holdings LLC)	✓		101.0	NA	6.8	14.9
12/10	PAA Natural Gas Storage, L.P. / Southern Pines Energy Center (SGR Holdings, L.L.C.)	✓		750.0	17.0	40.0	18.8
09/10	Inergy, L.P. / Tres Palacios Gas Storage LLC (NGS Energy LP)	✓		725.0	NA	38.4	18.9
07/10	Spectra Energy Corp. / Bobcat Gas Storage (Haddington Energy Partners, GE Energy Financial Services)	✓		965.0	NA	46.0	21.0
07/10	Buckeye Partners / Lodi Gas Storage (ArcLight Capital Partners)		✓	484.0	NA	34.0	14.2
08/09	Plains All American Pipeline, L.P./Remaining 50% Interest in PAA Natural Gas Storage, LLC (Vulcan Capital)	✓	✓	220.0	11.5	35.0	6.3
03/06	Riverstone (Niska) / Majority of Encana's Gas Storage assets (EnCana Corp.)		✓	1,515.0	NA	191.0	7.9
08/05	Plains All American Pipeline, L.P. and Vulcan Capital / Energy Center Investments Corporation (Sempra Energy)	✓	✓	510.0	7.0	48.5	10.5
07/05	Inergy, L.P. / Stagecoach natural gas storage facility (eCORP, L.L.C.)		✓	230.0	NA	13.6	16.9
08/04	AGL Resources / Jefferson Island Storage (AEP)	✓		86.0	6.5	9.2	9.3
08/02	Scottish Power PLC (PacifiCorp Power Marketing) / Katy Storage Assets (Aquila, Inc.)		✓	180.0	NA	32.0	5.6
08/00	Duke Energy Gas Transmission Corp. / Market Hub Partners (NiSource)	✓		400.0	15.3	23.1	17.3
07/00	El Paso Energy Partners / Gas Crystal Storage (El Paso Corp.)	✓		170.0	16.6	6.7	25.4

All Transactions			
Mean	12.3x	34.0	$18.0
Median	12.2	29.0	16.9

Source: Public filings and Wall Street research

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Confidential

Indicative Value of NRGM

Precedent M&A Transactions($ in millions, except per unit amounts)

2013E EBITDA $171.6

Relevant EBITDA Multiple 11.5x 13.5x

Implied Enterprise Value Range on September 30, 2013 $1,972.9 $2,316.0

Implied Enterprise Value Range on July 1, 2013 @ 7.0% Discount Rate $1,939.8 $2,277.2

Less: Present Value of FQ4 2013E Growth Capital Expenditures @ 7.0% Discount Rate(29.4)

Implied Enterprise Value $1,910.4 $2,247.8

2014E EBITDA $223.5

Relevant EBITDA Multiple 11.5x 13.5x

Implied Enterprise Value Range on September 30, 2014 $2,570.6 $3,017.7

Implied Enterprise Value Range on July 1, 2013 @ 7.0% Discount Rate $2,362.2 $2,773.0

Less: Present Value of FQ4 2013E and FY 2014E Growth Capital Expenditures @ 7.0% Discount Rate(92.7)

Implied Enterprise Value $2,269.5 $2,680.3

Relevant Range Enterprise Value $1,910.4 $2,680.3

Less: Net Debt(748.1)

Implied Equity Value $1,162.3 $1,932.2

Total Units Outstanding 85.9

Implied Unit Price $13.53 $22.49

Confidential

Indicative Value of NRGM

Peer Group Trading Analysis

($ in millions, except per unit amounts)

Publicly Traded Natural Gas Pipeline and Storage MLPs

Partnership	Price (05/03/2013)	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2013E	Enterprise Value / EBITDA 2014E	Distribution Yield Current	Distribution Yield 2013E	Distribution Yield 2014E	Distribution Growth	Total Return
Natural Gas Pipelines/Storage										
Boardwalk Pipeline Partners, LP	$30.27	$7,121.9	$10,657.2	13.5x	12.7x	7.0%	7.0%	7.1%	2.4%	9.4%
El Paso Pipeline Partners, L.P.	42.50	9,381.0	13,513.0	11.6	10.9	5.8%	6.0%	6.3%	6.1%	11.9%
EQT Midstream Partners, LP	46.38	1,641.3	1,619.3	15.3	11.8	3.0%	3.3%	4.0%	38.2%	41.2%
Niska Gas Storage Partners LLC	15.11	531.7	923.2	6.7	6.5	9.3%	9.3%	9.3%	2.9%	12.2%
PAA Natural Gas Storage, L.P.	21.90	1,589.0	2,170.4	18.1	16.5	6.5%	6.6%	6.6%	2.4%	8.9%
Spectra Energy Partners, LP	37.35	4,064.1	5,157.0	20.0	16.5	5.3%	5.4%	5.7%	5.2%	10.5%
TC PipeLines, LP	43.06	2,349.5	3,037.5	17.0	15.7	7.2%	7.3%	7.4%	1.2%	8.4%
Mean				14.6x	13.0x	6.3%	6.4%	6.6%	8.3%	14.6%
Median				15.3	12.7	6.5%	6.6%	6.6%	2.9%	10.5%
Inergy Midstream, L.P. [1]	**$24.55**	**$2,108.9**	**$2,820.5**	**14.0x**	**10.1x**	**6.4%**	**6.6%**	**7.2%**	**8.3%**	**14.7%**

Publicly Traded Natural Gas Storage MLPs

Partnership	Price (05/03/2013)	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2013E	Enterprise Value / EBITDA 2014E	Distribution Yield Current	Distribution Yield 2013E	Distribution Yield 2014E	Distribution Growth	Total Return
Natural Gas Storage										
Niska Gas Storage Partners LLC	$15.11	$531.7	$923.2	6.7x	6.5x	9.3%	9.3%	9.3%	2.9%	12.2%
PAA Natural Gas Storage, L.P.	21.90	1,589.0	2,170.4	18.1	16.5	6.5%	6.6%	6.6%	2.4%	8.9%
Mean				12.4x	11.5x	7.9%	7.9%	8.0%	2.6%	10.5%
Inergy Midstream, L.P. [1]	**$24.55**	**$2,108.9**	**$2,820.5**	**14.0x**	**10.1x**	**6.4%**	**6.6%**	**7.2%**	**8.3%**	**14.7%**

Source: Public filings

(1) IBES estimates are on a calendar basis, fiscal year ends September 30

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Confidential

Indicative Value of NRGM

Peer Group Trading Analysis (cont’d)($ in millions, except per unit amounts)

Fiscal 2013E EBITDA $171.6

Relevant EBITDA Multiple 14.0x 18.0x

Implied Enterprise Value $2,401.8 $3,088.0

Fiscal 2014E EBITDA $223.5

Relevant EBITDA Multiple 12.0x 16.0x

Implied Enterprise Value $2,682.4 $3,576.5

Relevant Enterprise Value Range $2,401.8 $3,576.5

Less: Net Debt(748.1) -(748.1)

Implied Equity Value $1,653.7 $2,828.4

Total Units Outstanding 85.9

Implied Unit Price $19.25 $32.93

Source: Public filings

Confidential

Indicative Value of NRGM

Wall Street Research Price Targets ($ in millions, except per unit amounts)

Summary Price Targets Analyst Recommendations

Target Firm Analyst Date Recommendation Price

Credit Suisse Brett Reilly 01/09/13 Outperform $28.00

Hold (2) 33.3%

JPMorgan Jeremy Tonet 03/21/13 Overweight 26.00 Stifel Nicolaus Selman Akyol 02/06/13 Buy 26.00 Barclays Brian J. Zarahn 02/06/13 Overweight 26.00 Morgan Stanley Stephen J. Maresca 11/05/12 Equal-weight 25.00 Robert W. Baird & Co Ethan H. Bellamy 02/06/13 Neutral 24.00

Buy (4) 66.7%

Median: $26.00 Mean: 25.83 Low: 24.00 High: 28.00

Distribution Per Unit Estimates (1) EBITDA Estimates (1)

$2.50 $450.0 $399.3

$2.14 $400.0 $361.3 $1.92 $337.3

$2.00 $1.88 $1.92 $350.0 $1.66 $1.62 $1.73 $1.73 $1.75 $1.77 $295.0 $1.60 $1.68 $1.60 $1.59 $300.0 $1.50 $250.1 $259.8 $245.0 $242.7 $250.0 $224.0 $223.5 $1.00 $200.0 $182.0 $177.4 $182.6$ 171.6 $150.0

$0.50 $100.0

$50.0

$ $

2013E 2014E 2015E 2013E 2014E 2015E

Source: Bloomberg, IBES Barclays Morgan Stanley Stifel Nicolaus IBES NRGM Management Financial Projections

(1) Distribution per unit and EBITDA estimates shown on a fiscal basis

VII. Summary Analysis of the Proposed Exchange Ratio

Confidential

Summary Analysis of the Proposed Exchange Ratio

Contribution Analysis – Management Projections

($ in millions)

- Set forth below is a summary of the relevant contribution percentages to the pro forma entity from CMLP and NRGM based on the CMLP Management Financial Projections and the NRGM Management Financial Projections

Contribution Summary

	Crestwood	Inergy Midstream	Metrics: Crestwood	Metrics: Inergy Midstream	Pro Forma	Implied Exchange Ratio
Pro Forma Ownership Based on Proposed Exchange Ratio	42.9%	57.1%	*42.9%*	*57.1%*		**1.070x**
2013E Distributable Cash Flow	45.2%	54.8%	$124.7 *45.2%*	$150.9 *54.8%*	$275.7	**1.178x**
2014E Distributable Cash Flow	47.5%	52.5%	$159.6 *47.5%*	$176.3 *52.5%*	$335.9	**1.291x**
2015E Distributable Cash Flow	52.0%	48.0%	$204.4 *52.0%*	$188.4 *48.0%*	$392.9	**1.547x**
2013E EBITDA [1]	45.3%	54.7%	$173.3 *45.3%*	$194.3 *54.7%*	$367.5	**1.181x**
2014E EBITDA [1]	47.2%	52.8%	$214.8 *47.2%*	$228.6 *52.8%*	$443.4	**1.274x**
2015E EBITDA [1]	52.6%	47.4%	$270.3 *52.6%*	$247.2 *47.4%*	$517.5	**1.584x**
DCF Equity Value	50.4%	49.6%	$2,081.9 *50.4%*	$2,048.7 *49.6%*	$4,130.5	**1.448x**
Precedent Transactions Equity Value	40.8%	59.2%	$1,064.8 *40.8%*	$1,547.3 *59.2%*	$2,612.1	**0.981x**
Peer Group Trading Equity Value	39.6%	60.4%	$1,468.1 *39.6%*	$2,241.1 *60.4%*	$3,709.2	**0.934x**
Relevant Range	39.6% - 52.6%	47.4% - 60.4%	**Proposed Exchange Ratio** [2]			**1.070x**

(1) Adjusted for CMLP and NRGM net debt outstanding as of the most recent public disclosure
(2) Proposed exchange ratio excludes cash consideration of $1.03 per unit

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Confidential

Summary Analysis of the Proposed Exchange Ratio

Contribution Analysis – Sensitivity Case

($ in millions)

- Set forth below is a summary of the relevant contribution percentages to the pro forma entity from CMLP and NRGM based on the CMLP Management Sensitivity Case and the NRGM Management Sensitivity Case

Contribution Summary

	Crestwood	Inergy Midstream	Metrics: Crestwood	Metrics: Inergy Midstream	Pro Forma	Implied Exchange Ratio
Pro Forma Ownership Based on Proposed Exchange Ratio	42.9%	57.1%	*42.9%*	*57.1%*		**1.070x**
2013E Distributable Cash Flow	46.5%	53.5%	$124.8 *46.5%*	$143.5 *53.5%*	$268.3	**1.239x**
2014E Distributable Cash Flow	45.7%	54.3%	$135.6 *45.7%*	$161.2 *54.3%*	$296.8	**1.199x**
2015E Distributable Cash Flow	47.1%	52.9%	$144.6 *47.1%*	$162.6 *52.9%*	$307.2	**1.267x**
2013E EBITDA (1)	46.7%	53.3%	$173.3 *46.7%*	$186.7 *53.3%*	$360.0	**1.251x**
2014E EBITDA (1)	44.8%	55.2%	$186.1 *44.8%*	$211.8 *55.2%*	$397.9	**1.156x**
2015E EBITDA (1)	47.8%	52.2%	$205.0 *47.8%*	$214.3 *52.2%*	$419.3	**1.307x**
DCF Equity Value	47.3%	52.7%	$1,298.3 *47.3%*	$1,447.7 *52.7%*	$2,746.0	**1.278x**
Precedent Transactions Equity Value	39.2%	60.8%	$939.6 *39.2%*	$1,456.9 *60.8%*	$2,396.5	**0.919x**
Peer Group Trading Equity Value	36.7%	63.3%	$1,219.8 *36.7%*	$2,104.5 *63.3%*	$3,324.3	**0.826x**
Relevant Range	36.7% - 47.8%	52.2% - 63.3%	**Proposed Exchange Ratio (2)**			**1.070x**

(1) Adjusted for CMLP and NRGM net debt outstanding as of the most recent public disclosure
(2) Proposed exchange ratio excludes cash consideration of $1.03 per unit

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VIII. Summary Pro Forma Impact

Confidential

Summary Pro Forma Impact

Overview of the Proposed Transaction

($ in millions, except per unit amounts)

Market Value Weighted Average Current Yield

	Current	
	CMLP	NRGM
Unit Price	$23.85	$24.55
Current Distribution per Unit	$2.04	$1.58
Current Yield	8.6%	6.4%
Market Value	$1,456.5	$2,108.9
% of Combined Market Value	*40.9%*	*59.1%*
Market Value Weighted Average Current Yield		**7.3%**

Pro Forma Ownership

	Total Payment ($MM)	Unaffiliated CMLP Units	NRGM Current Price	Exchange Ratio	Consideration per CMLP Unit
CMLP Unaffiliated Unitholders	$895.4	34.1	$24.55	1.070x	$26.27
Cash Payment	35.0	34.1			1.03
Total Consideration per CMLP Unaffiliated Unit	**$930.4**				**$27.30**
Implied Premium to Current CMLP Unit Price					*14.4%*

CMLP Unitholders	Current	Prior to Transaction	Exchange Ratio	NRGM Units Received (MM)	Consideration per CMLP Unit
Unaffiliated Unitholders	**34.1**	**34.1**	**1.070x**	**36.5**	**$27.30**
Crestwood Holdings	26.2	19.5	1.070x	20.9	25.53
NRGY	--	6.7	1.070x	7.1	25.53
Total CMLP LP Units	60.3	60.3	1.070x	64.5	

Pro Forma Unitholders	Units (MM)	% of Total
NRGY		
Public - NRGY	105.0	56.6%
Crestwood Holdings	53.8	29.0%
Management	26.7	14.4%
Total NRGY Units	185.6	100.0%
NRGM		
Public - NRGM	17.5	11.6%
Public - CMLP	**36.5**	**24.3%**
Crestwood Holdings	20.9	13.9%
NRGY Unitholders	56.4	37.5%
NRGY	7.1	4.7%
Management	12.0	8.0%
Total NRGM Units	150.4	100.0%

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Confidential

Summary Pro Forma Impact

Assumptions – Management Financial Projections

Evercore analyzed the pro forma impact to NRGM unitholders and CMLP unitholders from the Proposed Transaction, utilizing the CMLP Management Financial Projections and the NRGM Management Financial Projections previously reviewed herein

– NRGM acquires CMLP at a 14.4% premium to CMLP’s current unit price of $23.85 as of May 3, 2013, or $26.27 per unit, plus $0.73 in cash, representing a total enterprise value of $2.4 billion or 11.2x 2014E EBITDA

Transaction assumed to be financed with NRGM common equity issued directly to CMLP common unitholders, the $25.0 million of cash consideration financed with borrowings from NRGM’s existing revolver

Implies a 1.070x NRGM/CMLP exchange ratio, assuming a 5.0% premium to CMLP’s 20-Day VWAP of $24.46 and NRGM’s 20-Day VWAP of $24.00

– Crestwood Holdings will make an aggregate payment of $10.0 million to the CMLP unaffiliated unitholders, or $0.29 per unit, resulting in CMLP unaffiliated unitholders receiving a total value of $27.30 per unit

– CMLP’s projected total debt outstanding of $787.4 million as of July 1, 2013 assumed by NRGM, without triggering change of control provisions

– Assumes one-time integration expenses of $5.0 million are funded with borrowings from NRGM’s existing revolver

– Assumes a total distribution coverage equal to NRGM’s standalone distribution coverage pro forma for the Proposed

Transaction

– Assumes NRGM and CMLP (excluding CMM) growth capital expenditures are funded 50.0% with equity issued to the public at an all-in discount of 8.0% to the then-current projected unit price assuming NRGM’s current yield of 6.44%

– CMM growth capital expenditures are funded 100.0% with borrowings on CMM’s revolving credit facility

– Transaction fees and expenses of $20.0 million are funded with borrowings on NRGM’s existing revolver

– Per CMLP management, assumes $10.0 million and $15.0 million of annual synergies in 2013E and 2014E, respectively, and $20.0 million of annual synergies in each of 2015E, 2016E and 2017E

Confidential

Summary Pro Forma Impact

Transaction Economics – Management Financial Projections

($ in millions, except per unit amounts)

Sources and Uses

Total CMLP LP Units Outstanding [1]	60.3
Less: CMLP LP Units Owned by Crestwood Holdings [1]	(26.2)
CMLP LP Units Owned by the Public	34.1
Assumed LP Unit Price @ 14.4% Premium to $23.85	$27.30
Acquired Equity Value of Public CMLP Unitholders	$930.4
CMLP LP Units Owned by Crestwood Holdings and NRGY	26.2
Assumed LP Unit Price @ 10.1% Premium to $23.85	$26.27
Acquired Equity Value of Crestwood Holdings and NRGY Unitholders	$687.8
Total Acquired CMLP LP Equity Value	$1,618.2
Less: Cash Consideration Paid by Crestwood Holdings	(10.0)
Total CMLP LP Equity Value Acquired by NRGM	$1,608.2
Plus: Transaction Fees	20.0
Plus: One-Time Integration Expenses	5.0
Less: Cash Consideration Paid by NRGM Funded on NRGM Revolver	(25.0)
Less: Integration Expenses and Transaction Fees Funded on NRGM Revolver	(25.0)
Net NRGM Equity Issued	$1,583.2
Net NRGM LP Equity Issued	$1,583.2
NRGM Current Price	$24.55
New NRGM LP Units Issued	64.5
CMLP Pro Forma Ownership of NRGM	*42.9%*

Consideration per CMLP Unit

CMLP 20-Day VWAP	$24.46
Offer Premium to CMLP's 20-Day VWAP	5.0%
5.0% Premium Implied CMLP Price	$25.68
NRGM 20-Day VWAP	24.00
CMLP / NRGM Exchange Ratio	1.070x
NRGM Current Price	$24.55
Value of Equity Consideration	$26.27
Value of Cash Consideration	1.03
Total Consideration per Unaffiliated CMLP Unit	**$27.30**

(1) Includes 6,502,016 common units from the conversion of the Class D Units outstanding as of July 1, 2013

Transaction Economics

Net NRGM Equity Issued	$1,583.2
Cash Consideration Paid by NRGM	25.0
Equity Value	$1,608.2
CMLP Net Debt Assumed as of July 1, 2013	787.4
Transaction Enterprise Value	$2,395.5

Assumed Annual Synergies:	
2013E Annual Synergies	$10.0
2014E Annual Synergies	15.0
2015E Annual Synergies	20.0

CMLP Enterprise Value as a Multiple of:	**Data**	**Multiple**
2013E EBITDA	$173.3	13.8x
2014E EBITDA	214.8	11.2
2015E EBITDA	270.3	8.9
2013E EBITDA + Synergies	$183.3	13.1x
2014E EBITDA + Synergies	229.8	10.4
2015E EBITDA + Synergies	290.3	8.3

CMLP Equity Value as a Multiple of:	**Data**	**Multiple**
2013E DCF	$124.7	12.9x
2014E DCF	159.6	10.1
2015E DCF	204.4	7.9
2013E DCF + Synergies	$134.7	11.9x
2014E DCF + Synergies	174.6	9.2
2015E DCF + Synergies	224.4	7.2

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Summary Pro Forma Impact

Proposed Transaction – Management Financial Projections($ in millions, except per unit amounts)

Pro Forma Impact

For the Quarter Ending For the Years Ending December 31, CAGR

3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

NRGM Adjusted EBITDA $ 42.4 $ 45.6 $50.6 $55.6 $194.3 $228.6 $247.2 $267.6 $ 294.8

CMLP Adjusted EBITDA 45.2 45.9 91.1 214.8 270.3 307.9 340.6

Synergies 5.0 5.0 10.0 15.0 20.0 20.0 20.0

Adjusted EBITDA $ 42.4 $ 45.6 $100.8 $106.5 $295.4 $458.4 $537.5 $595.4 $ 655.4 12.7%

Less: NRGM Maintenance Capital Expenditures(1.3)(1.6)(1.0)(1.6)(5.5)(7.3)(7.9)(8.3)(8.8)

Less: CMLP Maintenance Capital Expenditures (3.6)(2.5)(6.1)(7.2)(7.7)(8.9)(11.8)

Less: NRGM Interest Expense(9.0)(9.6)(9.8)(10.3)(38.7)(45.4)(53.2)(56.7)(57.2)

Less: CMLP Interest Expense (11.0)(11.3)(22.3)(52.5)(62.8)(67.6)(72.8)

Less: Incremental Interest (Expense) / Savings (0.3)(0.2)(0.5) 6.0 8.6 15.1 18.1

NRGM Other Income 0.4 0.5 0.0(0.1) 0.9 0.4 2.3 0.6(1.3)

CMLP Other Income 0.9 1.0 1.9 4.5 4.7 4.9 5.2

Distributable Cash Flow $ 32.6 $ 35.0 $76.1 $81.5 $225.2 $356.8 $421.4 $474.6 $ 526.7 13.9%

Distributable Cash Flow

Common Units Public $ 11.0 $ 11.5 $13.2 $13.9 $49.7 $61.9 $73.4 $90.2 $ 105.3

Common Units NRGY 21.1 21.9 24.6 25.6 93.3 107.3 117.9 124.5 131.1

Common Units CMLP 28.2 29.3 57.4 122.7 134.8 142.3 149.9

General Partner 0.4 1.6 10.1 12.7 24.8 64.9 95.3 117.6 140.4

Distributable Cash Flow $ 32.6 $ 35.0 $76.1 $81.5 $225.2 $356.8 $421.4 $474.6 $ 526.7

Distributed Cash Flow

Common Units Public $ 11.7 $ 11.8 $12.8 $13.0 $49.3 $60.0 $71.5 $88.6 $ 101.5

Common Units NRGY 22.3 22.6 23.9 23.9 92.7 104.1 115.0 122.2 126.4

Common Units CMLP 27.3 27.3 54.7 119.0 131.5 139.8 144.5

General Partner 2.1 2.6 8.2 8.2 21.1 56.1 87.1 111.2 126.5

Distributed Cash Flow $ 36.1 $ 36.9 $72.2 $72.5 $217.7 $339.2 $405.0 $461.7 $ 498.9 13.7%

Confidential

Summary Pro Forma Impact

Proposed Transaction – Management Financial Projections (cont’d)

($ in millions, except per unit amounts)

Pro Forma Impact

For the Quarter Ending For the Years Ending December 31, CAGR

3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

Distributed Cash Flow $36.1 $36.9 $72.2 $72.5 $217.7 $339.2 $405.0 $461.7 $498.9

% to GP 6.0% 7.0% 11.3% 11.3% 9.7% 16.5% 21.5% 24.1% 25.3%

GP IDRs $2.1 $2.6 $8.2 $8.2 $21.1 $56.1 $87.1 $111.2 $126.5 31.1%

Weighted Average LP Units Outstanding 85.9 85.9 151.1 151.6 118.6 153.4 156.0 161.8 166.2

NRGM Summary:

DCF / LP Unit Pro Forma $0.37 $0.39 $0.44 $0.45 $1.65 $1.90 $2.09 $2.21 $2.32 6.9%

Distribution / LP Unit Pro Forma 0.40 0.40 0.42 0.42 $1.64 $1.85 2.04 2.17 2.24 6.7%

CMLP Summary:

DCF / LP Unit Pro Forma $0.48 $0.49 $0.47 $0.49 $1.92 $2.04 $2.24 $2.36 $2.49 6.9%

Distribution / LP Unit Pro Forma $0.51 $0.51 $0.45 $0.45 $1.93 $1.97 $2.18 $2.32 $2.40 6.7%

LP Coverage 0.95x 0.97x 1.03x 1.07x 1.01x 1.03x 1.03x 1.02x 1.04x

Total Coverage 0.90 0.95 1.05 1.12 1.03 1.05 1.04 1.03 1.06

Distributable Cash Flow Surplus / (Shortfall)($3.5)($1.9) $3.9 $9.0 $7.4 $17.6 $16.4 $12.9 $27.8

Confidential

Summary Pro Forma Impact

Proposed Transaction – Management Financial Projections (cont'd)

($ in millions)

	For the Quarter Ending				For the Years Ending December 31,				
	3/31/13E	6/30/13E	9/30/13E	12/31/13E	2013E	2014E	2015E	2016E	2017E
Sources:									
Equity Issued for CMLP Aquisition	$--	$--	$1,583.2	$--	$1,583.2	$--	$--	$--	$--
Revolver Draw for Cash Consideration	--	--	25.0	--	25.0	--	--	--	--
CMLP Net Debt Assumed	--	--	787.4	--	787.4	--	--	--	--
Revolver Draw for Transaction Fees and Expenses	--	--	25.0	--	25.0	--	--	--	--
Equity Issued for Growth Capital Expenditures	--	--	18.0	11.5	29.5	73.9	91.2	87.1	12.6
Equity Issuance in Q4 2016E	--	--	--	--	--	--	--	150.0	--
Debt Issued / (Repaid)	42.0	38.1	35.8	3.4	119.3	97.7	116.3	(34.5)	25.1
DCF Surplus / (Shortfall)	(3.5)	(1.9)	3.9	9.0	7.4	17.6	16.4	12.9	27.8
Total Sources	**$38.5**	**$36.2**	**$2,478.1**	**$24.0**	**$2,576.8**	**$189.2**	**$223.9**	**$215.5**	**$65.6**
Debt Issued / (Repaid), net of Surplus / (Shortfall)	$42.0	$38.1	$60.8	$3.4	$144.3	$97.7	$116.3	($34.5)	$25.1
Total Equity Issued	--	--	1,601.2	11.5	1,612.7	73.9	91.2	87.1	12.6
Uses:									
CMLP Merger	$--	$--	$2,395.5	$--	$2,395.5	$--	$--	$--	$--
CMLP Transaction Fees and Expenses	--	--	25.0	--	25.0	--	--	--	--
NRGM Growth Capital Expenditures	28.8	26.6	29.7	16.3	101.4	84.6	150.5	142.6	2.0
CMLP Growth Capital Expenditures	--	--	6.3	6.8	13.1	63.1	31.8	31.7	23.3
CMM Growth Capital Expenditures	--	--	21.5	5.5	27.0	45.0	40.0	40.0	40.0
Other	9.7	9.6	0.2	(4.6)	14.8	(3.5)	1.5	1.2	0.3
Total Uses	**$38.5**	**$36.2**	**$2,478.1**	**$24.0**	**$2,576.8**	**$189.2**	**$223.9**	**$215.5**	**$65.6**
Pro Forma Credit Statistics									
Debt / Adjusted EBITDA					4.3x	3.8x	3.4x	3.0x	2.8x
Net Debt / Adjusted EBITDA					4.3	3.8	3.4	3.0	2.8
Standalone NRGM Credit Statistics									
Debt / Adjusted EBITDA					4.0x	3.6x	3.9x	3.7x	3.3x
Net Debt / Adjusted EBITDA					4.0	3.6	3.9	3.7	3.3
Standalone CMLP Credit Statistics									
Debt / Adjusted EBITDA					4.8x	4.4x	3.7x	3.4x	3.2x
Net Debt / Adjusted EBITDA					4.8	4.4	3.7	3.4	3.2
Capital Structure									
Cash	$--	$--	$--	$--	$--	$--	$--	$--	$--
Total Debt	712.1	750.2	1,617.9	1,621.3	1,621.3	1,719.1	1,835.4	1,800.9	1,826.0
Net Debt	$712.1	$750.2	$1,617.9	$1,621.3	$1,621.3	$1,719.1	$1,835.4	$1,800.9	$1,826.0

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Summary Pro Forma Impact

Pro Forma Impact – CMLP Unitholder – Management Financial Projections

CMLP Accretion / (Dilution)

	For the Quarter Ending		For the Years Ending December 31,					CAGR
	9/30/13E	12/31/13E	2013E	2014E	2015E	2016E	2017E	2014E - 2017E
CMLP Accretion / (Dilution):								
DCF / LP Unit - Standalone	$0.50	$0.52	$1.99	$2.14	$2.51	$2.78	$2.98	*11.6%*
DCF / LP Unit - Pro Forma	$0.47	$0.49	$1.92	$2.04	$2.24	$2.36	$2.49	*6.9%*
Accretion / (Dilution) - $	**($0.03)**	**($0.03)**	**($0.06)**	**($0.11)**	**($0.28)**	**($0.41)**	**($0.49)**	
Accretion / (Dilution) - %	**(6.7%)**	**(5.7%)**	**(3.2%)**	**(5.0%)**	**(11.0%)**	**(14.9%)**	**(16.5%)**	
Distribution / LP Unit - Standalone	$0.52	$0.53	$2.07	$2.15	$2.37	$2.60	$2.86	*10.0%*
Distribution / LP Unit - Pro Forma	$0.45	$0.45	$1.93	$1.97	$2.18	$2.32	$2.40	*6.7%*
Accretion / (Dilution) - $	**($0.07)**	**($0.08)**	**($0.14)**	**($0.18)**	**($0.19)**	**($0.28)**	**($0.47)**	
Accretion / (Dilution) - %	**(12.8%)**	**(14.4%)**	**(6.9%)**	**(8.2%)**	**(7.8%)**	**(10.9%)**	**(16.3%)**	
Standalone Distribution Coverage - NRGM	0.94x	0.95x	0.93x	0.99x	1.09x	1.10x	1.06x	
Pro Forma Distribution Coverage - CMLP	1.05	1.12	1.03	1.05	1.04	1.03	1.06	
Standalone Debt/EBITDA			4.8x	4.4x	3.7x	3.4x	3.2x	
Pro Forma Debt/EBITDA			4.3	3.8	3.4	3.0	2.8	
Standalone Distirbution Per CMLP Unitholder			$2.07	$2.15	$2.37	$2.60	$2.86	
CMLP Current Yield			8.6%	8.6%	8.6%	8.6%	8.6%	
CMLP Standalone Projected Unit Price - Current Yield (Less $1.03 per Unit Cash Consideration)			$23.17	$24.12	$26.64	$29.41	$32.45	
Pro Forma Distribution per CMLP Unitholder			$1.93	$1.97	$2.18	$2.32	$2.40	
NRGM Yield Necessary to Achieve CMLP Standalone Projected Unit Price (Breakeven Yield)			8.3%	8.2%	8.2%	7.9%	7.4%	

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Summary Pro Forma Impact

Pro Forma Impact – NRGM Unitholder – Management Financial Projections

NRGM Accretion / (Dilution)

For the Quarter Ending For the Years Ending December 31, CAGR

9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

NRGM Accretion / (Dilution):

DCF / LP Unit Standalone $0.42 $0.44 $1.62 $1.77 $1.83 $1.89 $1.96 3.6%

DCF / LP Unit Pro Forma $0.44 $0.45 $1.65 $1.90 $2.09 $2.21 $2.32 6.9%

Accretion / (Dilution) $ $0.02 $0.02 $0.04 $0.14 $0.26 $0.32 $0.36

Accretion / (Dilution) % 4.8% 3.5% 2.2% 7.8% 14.1% 16.8% 18.5%

Distribution / LP Unit Standalone $0.41 $0.41 $1.61 $1.72 $1.79 $1.86 $1.89 3.2%

Distribution / LP Unit Pro Forma 0.42 0.42 1.64 1.85 2.04 2.17 2.24 6.7%

Accretion / (Dilution) $ $0.02 $0.01 $0.03 $0.13 $0.25 $0.31 $0.35

Accretion / (Dilution) % 4.7% 3.4% 2.0% 7.6% 13.9% 16.7% 18.7%

Standalone Distribution Coverage NRGM 1.05x 1.13x 1.01x 1.07x 1.04x 1.03x 1.06x

Pro Forma Distribution Coverage NRGM 1.05 1.12 1.03 1.05 1.04 1.03 1.06

Standalone Debt/EBITDA 4.0x 3.6x 3.9x 3.7x 3.3x

Pro Forma Debt/EBITDA 4.3 3.8 3.4 3.0 2.8

Confidential

Summary Pro Forma Impact

Pro Forma Impact – CMLP Unitholder – Management Sensitivity Case

CMLP Accretion / (Dilution)

For the Quarter Ending For the Years Ending December 31, CAGR

9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

CMLP Accretion / (Dilution):

DCF / LP Unit Standalone $0.50 $ 0.52 $1.99 $1.94 $2.02 $2.09 $2.14 3.3%

DCF / LP Unit Pro Forma $0.46 $ 0.48 $1.90 $1.89 $1.94 $1.94 $1.90 0.3%

Accretion / (Dilution) $($0.05)($0.04)($0.08)($0.06)($0.08)($0.14)($0.24)

Accretion / (Dilution) %(9.2%)(7.3%)(4.2%)(3.0%)(3.9%)(6.8%)(11.0%)

Distribution / LP Unit Standalone $0.51 $ 0.51 $2.04 $2.04 $2.04 $2.04 $2.08 0.6%

Distribution / LP Unit Pro Forma $0.45 $ 0.45 $1.93 $1.84 $1.90 $1.99 $2.07 4.1%

Accretion / (Dilution) $($0.06)($0.06)($0.11)($0.20)($0.14)($0.05)($0.01)

Accretion / (Dilution) %(11.1%)(11.1%)(5.6%)(9.9%)(6.8%)(2.4%)(0.3%)

Standalone Distribution Coverage NRGM 0.97x 1.02x 0.96x 0.92x 0.98x 1.04x 1.05x

Pro Forma Distribution Coverage CMLP 1.01 1.09 1.00 1.05 1.03 0.96 0.87

Standalone Debt/EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x

Pro Forma Debt/EBITDA 4.4 4.0 3.8 3.5 3.7

Standalone Distirbution Per CMLP Unitholder $2.04 $2.04 $2.04 $2.04 $2.08

CMLP Current Yield 8.6% 8.6% 8.6% 8.6% 8.6%

CMLP Standalone Projected Unit Price Current Yield (Less $1.03 per Unit Cash Consideration) $22.82 $22.82 $22.82 $22.82 $23.26

Pro Forma Distribution per CMLP Unitholder $1.93 $1.84 $1.90 $1.99 $2.07

NRGM Yield Necessary to Achieve CMLP Standalone Projected Unit Price (Breakeven Yield) 8.4% 8.1% 8.3% 8.7% 8.9%

Confidential

Summary Pro Forma Impact

Pro Forma Impact – NRGM Unitholder – Management Sensitivity Case

NRGM Accretion / (Dilution)

For the Quarter Ending For the Years Ending December 31, CAGR

9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

NRGM Accretion / (Dilution):

DCF / LP Unit Standalone $0.40 $0.43 $1.58 $1.68 $1.68 $1.62 $1.51(3.5%)

DCF / LP Unit Pro Forma $0.43 $0.45 $1.62 $1.76 $1.81 $1.82 $1.78 0.3%

Accretion / (Dilution) $ $0.03 $0.02 $0.05 $0.08 $0.13 $0.20 $0.27

Accretion / (Dilution) % 7.3% 4.8% 3.1% 5.0% 7.7% 12.4% 18.1%

Distribution / LP Unit Standalone $0.40 $0.40 $1.58 $1.63 $1.65 $1.65 $1.65 0.4%

Distribution / LP Unit Pro Forma 0.42 0.42 1.64 1.72 1.78 1.86 1.94 4.1%

Accretion / (Dilution) $ $0.03 $0.03 $0.05 $0.09 $0.13 $0.21 $0.28

Accretion / (Dilution) % 7.3% 6.3% 3.4% 5.2% 7.6% 12.6% 17.2%

Standalone Distribution Coverage NRGM 1.01x 1.13x 0.99x 1.07x 1.03x 0.96x 0.87x

Pro Forma Distribution Coverage NRGM 1.01 1.09 1.00 1.05 1.03 0.96 0.87

Standalone Debt/EBITDA 4.2x 3.7x 3.7x 3.4x 3.7x

Pro Forma Debt/EBITDA 4.4 4.0 3.8 3.5 3.7

Confidential

Summary Pro Forma Impact MLP Yield Determinants

The following charts set forth the yield for all MLPs excluding variable rate and upstream MLPs relative to: (i) near-term distribution growth; (ii) long-term distribution growth; (iii) size, as reflected by equity market capitalization; (iv) distribution coverage and diversification as measured by the number of business lines in which each MLP participates

Near-Term Distribution Growth Long-Term Distribution Growth

14.0% 14.0%

R² = 0.5092

12.0% R² = 0.5518

12.0%

10.0% 10.0% Yield 8.0% Yield 8.0%

6.0% urrent 6.0%

Current C

4.0% 4.0%

2.0% 2.0%

0.0% 0.0%

0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2013E-2014E IBES Consensus Distribution Growth Rate 3-Year IBES Consensus Distribution Growth Rate

CMLP NRGM CMLP NRGM

Size Distribution Coverage Diversification

14.0% 14.0% 14.0%

R² = 0.0652 R² = 0.0084 R² = 0.0883

12.0% 12.0% 12.0%

10.0% 10.0% 10.0%

ld Yield 8.0%

8.0% Yield 8.0%

Yie

en t ent

6.0% 6.0%

Current 6.0% urr rr

C Cu 4.0%

4.0% 4.0%

2.0%

2.0% 2.0%

0.0%

0.0%

0.0% 0.50 x 0.75 x 1.00 x 1.25 x 1.50 x 1.75 x 5.0 10.0 15.0

$0.0 $10,000.0 $20,000.0 $30,000.0 $40,000.0 $50,000.0 $60,000.0

Equity Value Distribution Coverage Diversification

CMLP NRGM CMLP NRGM CMLP NRGM

Confidential

Summary Pro Forma Impact

MLPs by Near-Term Distribution Growth (2013E – 2014E IBES Consensus)

($ in millions)

$R^2 = 0.5092$

Partnership	Equity Value	Current Distribution Yield	Near Term Distribution Growth	Long Term Distribution Growth	2013E Distribution Coverage
MPLX LP	$2,859.6	2.8%	19.8%	16.8%	1.14x
Tesoro Logistics LP	2,940.2	3.1%	19.6%	16.4%	1.10x
EQT Midstream Partners, LP	1,641.3	3.0%	19.5%	19.5%	1.29x
Blueknight Energy Partners, L.P.	467.4	5.3%	16.2%	15.4%	1.06x
Sunoco Logistics Partners, L.P.	6,405.7	3.6%	15.3%	11.9%	1.45x
Seadrill Partners LLC	1,265.2	5.6%	15.2%	0.0%	1.10x
Rose Rock Midstream, L.P.	900.7	3.9%	14.8%	0.0%	1.10x
Access Midstream Partners, L.P.	8,214.5	4.2%	14.7%	12.0%	1.23x
Western Gas Partners, LP	6,406.3	3.6%	14.7%	12.4%	1.10x
Oiltanking Partners, L.P.	1,983.1	3.1%	13.7%	0.0%	1.15x
Atlas Pipeline Partners, L.P.	2,403.1	6.4%	12.9%	9.4%	1.15x
Pro Forma NRGM	**3,710.3**	**TBD**	**12.3%**	**9.7%**	**1.03x**
SunCoke Energy Partners, L.P.	706.3	7.5%	12.3%	11.5%	1.15x
Susser Petroleum Partners LP	667.3	5.7%	12.3%	10.0%	1.45x
NGL Energy Partners LP	1,625.2	6.5%	12.3%	10.4%	1.50x
Inergy, L.P.	2,937.8	5.2%	12.2%	0.0%	1.34x
Magellan Midstream Partners, L.P.	11,796.4	3.8%	11.1%	11.4%	1.20x
Genesis Energy, L.P.	4,139.0	4.1%	10.6%	10.6%	1.20x
MarkWest Energy Partners, L.P.	9,049.7	5.4%	10.5%	9.7%	1.23x
Targa Resources Partners LP	4,843.3	5.8%	10.4%	8.6%	1.25x
Hi-Crush Partners LP	489.4	10.6%	10.4%	0.0%	0.82x
Calumet Specialty Products Partners, L.P.	2,576.9	7.1%	9.9%	6.0%	1.43x
Delek Logistics Partners, LP	818.9	4.6%	8.7%	12.1%	1.24x
Plains All American Pipeline, L.P.	19,706.1	3.9%	8.7%	8.4%	1.03x
Crosstex Energy, L.P.	1,795.5	7.0%	8.6%	6.1%	1.30x
Inergy Midstream, L.P.	**2,108.9**	**6.4%**	**8.3%**	**0.0%**	**1.10x**
Summit Midstream Partners, LP	1,367.9	6.0%	8.0%	8.0%	1.20x
ONEOK Partners, L.P.	11,477.5	5.6%	8.0%	7.7%	1.12x
Copano Energy, L.L.C.	3,143.4	5.8%	7.9%	6.2%	1.19x
Alliance Resource Partners, L.P.	2,777.3	6.0%	7.9%	6.0%	1.30x
DCP Midstream Partners, LP	2,973.3	5.7%	7.9%	7.7%	1.19x
USA Compression Partners, LP	644.3	7.8%	7.6%	7.0%	1.15x
TransMontaigne Partners L.P.	680.8	5.5%	7.5%	0.0%	1.30x
Global Partners LP	958.2	6.6%	7.5%	0.0%	1.32x
Williams Partners L.P.	21,670.6	6.4%	6.9%	5.7%	1.00x

Partnership	Equity Value	Current Distribution Yield	Near Term Distribution Growth	Long Term Distribution Growth	2013E Distribution Coverage
Lehigh Gas Partners LP	$367.0	7.3%	6.8%	0.0%	1.20x
Holly Energy Partners, L.P.	1,073.1	5.1%	6.4%	0.0%	1.03x
Enterprise Products Partners L.P.	54,940.4	4.3%	6.4%	6.9%	1.18x
Compressco Partners LP	351.6	7.6%	5.9%	0.0%	1.29x
Kinder Morgan Energy Partners, L.P.	33,764.4	5.9%	5.7%	4.5%	1.01x
Energy Transfer Partners, L.P.	14,655.6	7.5%	5.5%	0.0%	1.04x
El Paso Pipeline Partners, L.P.	9,381.0	5.8%	5.1%	4.4%	1.06x
Teekay Offshore Partners	2,320.7	6.6%	4.7%	6.5%	1.14x
Spectra Energy Partners, LP	4,064.1	5.3%	4.7%	5.6%	1.16x
Eagle Rock Energy Partners, L.P.	1,291.5	10.0%	4.5%	3.3%	1.38x
Amerigas Partners, L.P.	4,319.8	7.0%	4.4%	4.2%	1.41x
Crestwood Midstream Partners LP	**1,456.5**	**8.6%**	**4.1%**	**4.4%**	**1.02x**
Regency Energy Partners LP	5,251.4	7.2%	4.0%	4.9%	1.06x
Exterran Partners, L.P.	1,308.4	6.8%	3.8%	2.9%	1.29x
Teekay LNG Partners L.P.	3,051.2	6.3%	3.0%	4.2%	1.20x
Buckeye Partners, L.P.	6,988.5	6.3%	2.9%	2.7%	1.03x
Suburban Propane Partners, L.P.	2,783.2	7.2%	2.8%	2.8%	1.06x
PVR Partners, L.P.	3,239.3	8.7%	2.7%	2.1%	1.10x
Enbridge Energy Partners, L.P.	9,419.9	7.4%	2.3%	3.1%	1.00x
Southcross Energy Partners, L.P.	538.8	7.4%	2.2%	6.3%	1.15x
TC PipeLines, LP	2,349.5	7.2%	1.9%	1.1%	1.25x
Boardwalk Pipeline Partners, LP	7,121.9	7.0%	1.4%	2.4%	1.04x
Martin Midstream Partners L.P.	1,129.1	7.4%	1.3%	2.5%	1.01x
PAA Natural Gas Storage, L.P.	1,589.0	6.5%	1.0%	2.4%	1.08x
Golar LNG Partners LP	1,907.6	6.0%	0.7%	0.0%	1.10x
Niska Gas Storage Partners LLC	531.7	9.3%	0.3%	3.8%	1.36x
Cheniere Energy Partners, L.P.	7,405.9	6.3%	0.0%	0.0%	1.04x
NuStar Energy LP	3,901.5	8.9%	0.0%	1.1%	0.79x
Natural Resource Partners L.P.	2,359.1	9.9%	0.0%	2.9%	0.97x
Rhino Resource Partners LP	395.4	12.8%	0.0%	0.0%	1.40x
Ferrellgas Partners, L.P.	1,609.2	10.0%	0.0%	0.0%	1.02x
Capital Products Partners L.P.	785.1	10.3%	0.0%	0.0%	1.20x
Navios Maritime Partners	1,000.8	11.7%	0.0%	0.0%	1.25x
American Midstream Partners, LP	168.6	9.6%	0.0%	3.3%	1.05x
Stonemor Partners L.P.	571.7	8.9%	0.0%	0.0%	1.07x

EVERCORE PARTNERS

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Summary Pro Forma Impact

MLPs by Long-Term Distribution Growth (3-Year IBES Consensus)

($ in millions)

$R^2 = 0.5518$

Partnership	Equity Value	Current Distribution Yield	Near Term Distribution Growth	Long Term Distribution Growth	2013E Distribution Coverage
EQT Midstream Partners, LP	$1,641.3	3.0%	19.5%	19.5%	1.29x
MPLX LP	2,859.6	2.8%	19.8%	16.8%	1.14x
Tesoro Logistics LP	2,940.2	3.1%	19.6%	16.4%	1.10x
Blueknight Energy Partners, L.P.	467.4	5.3%	16.2%	15.4%	1.06x
Western Gas Partners, LP	6,406.3	3.6%	14.7%	12.4%	1.10x
Delek Logistics Partners, LP	818.9	4.6%	8.7%	12.1%	1.24x
Access Midstream Partners, L.P.	8,214.5	4.2%	14.7%	12.0%	1.23x
Sunoco Logistics Partners, L.P.	6,405.7	3.6%	15.3%	11.9%	1.45x
SunCoke Energy Partners, L.P.	706.3	7.5%	12.3%	11.5%	1.15x
Magellan Midstream Partners, L.P.	11,796.4	3.8%	11.1%	11.4%	1.20x
Genesis Energy, L.P.	4,139.0	4.1%	10.6%	10.6%	1.20x
NGL Energy Partners LP	1,625.2	6.5%	12.3%	10.4%	1.50x
Susser Petroleum Partners LP	667.3	5.7%	12.3%	10.0%	1.45x
MarkWest Energy Partners, L.P.	9,049.7	5.4%	10.5%	9.7%	1.23x
Pro Forma NRGM	**3,710.3**	**TBD**	**12.3%**	**9.7%**	**1.03x**
Atlas Pipeline Partners, L.P.	$2,403.1	6.4%	12.9%	9.4%	1.15x
Targa Resources Partners LP	4,843.3	5.8%	10.4%	8.6%	1.25x
Plains All American Pipeline, L.P.	19,706.1	3.9%	8.7%	8.4%	1.03x
Summit Midstream Partners, LP	1,367.9	6.0%	8.0%	8.0%	1.20x
ONEOK Partners, L.P.	11,477.5	5.6%	8.0%	7.7%	1.12x
DCP Midstream Partners, LP	2,973.3	5.7%	7.9%	7.7%	1.19x
USA Compression Partners, LP	644.3	7.8%	7.6%	7.0%	1.15x
Enterprise Products Partners L.P.	54,940.4	4.3%	6.4%	6.9%	1.18x
Teekay Offshore Partners	2,320.7	6.6%	4.7%	6.5%	1.14x
Southcross Energy Partners, L.P.	538.8	7.4%	2.2%	6.3%	1.15x
Copano Energy, L.L.C.	3,143.4	5.8%	7.9%	6.2%	1.19x
Crosstex Energy, L.P.	1,795.5	7.0%	8.6%	6.1%	1.30x
Alliance Resource Partners, L.P.	2,777.3	6.0%	7.9%	6.0%	1.30x
Calumet Specialty Products Partners, L.P.	2,576.9	7.1%	9.9%	6.0%	1.43x
Williams Partners L.P.	21,670.6	6.4%	6.9%	5.7%	1.00x
Spectra Energy Partners, LP	4,064.1	5.3%	4.7%	5.6%	1.16x
Regency Energy Partners LP	$5,251.4	7.2%	4.0%	4.9%	1.06x
Kinder Morgan Energy Partners, L.P.	33,764.4	5.9%	5.7%	4.5%	1.01x
Crestwood Midstream Partners LP	**1,456.5**	**8.6%**	**4.1%**	**4.4%**	**1.02x**
El Paso Pipeline Partners, L.P.	9,381.0	5.8%	5.1%	4.4%	1.06x

Partnership	Equity Value	Current Distribution Yield	Near Term Distribution Growth	Long Term Distribution Growth	2013E Distribution Coverage
Teekay LNG Partners L.P.	$3,051.2	6.3%	3.0%	4.2%	1.20x
Amerigas Partners, L.P.	4,319.8	7.0%	4.4%	4.2%	1.41x
Niska Gas Storage Partners LLC	531.7	9.3%	0.3%	3.8%	1.36x
Eagle Rock Energy Partners, L.P.	1,291.5	10.0%	4.5%	3.3%	1.38x
American Midstream Partners, LP	168.6	9.6%	0.0%	3.3%	1.05x
Enbridge Energy Partners, L.P.	9,419.9	7.4%	2.3%	3.1%	1.00x
Natural Resource Partners L.P.	2,359.1	9.9%	0.0%	2.9%	0.97x
Exterran Partners, L.P.	1,308.4	6.8%	3.8%	2.9%	1.29x
Suburban Propane Partners, L.P.	2,783.2	7.2%	2.8%	2.8%	1.06x
Buckeye Partners, L.P.	6,988.5	6.3%	2.9%	2.7%	1.03x
Martin Midstream Partners L.P.	1,129.1	7.4%	1.3%	2.5%	1.01x
Boardwalk Pipeline Partners, LP	7,121.9	7.0%	1.4%	2.4%	1.04x
PAA Natural Gas Storage, L.P.	1,589.0	6.5%	1.0%	2.4%	1.08x
PVR Partners, L.P.	3,239.3	8.7%	2.7%	2.1%	1.10x
NuStar Energy LP	3,901.5	8.9%	0.0%	1.1%	0.79x
TC PipeLines, LP	2,349.5	7.2%	1.9%	1.1%	1.25x
Cheniere Energy Partners, L.P.	7,405.9	6.3%	0.0%	0.0%	1.04x
Compressco Partners LP	351.6	7.6%	5.9%	0.0%	1.29x
Energy Transfer Partners, L.P.	14,655.6	7.5%	5.5%	0.0%	1.04x
Global Partners LP	958.2	6.6%	7.5%	0.0%	1.32x
Holly Energy Partners, L.P.	1,073.1	5.1%	6.4%	0.0%	1.03x
Inergy Midstream, L.P.	**2,108.9**	**6.4%**	**8.3%**	**0.0%**	**1.10x**
Lehigh Gas Partners LP	367.0	7.3%	6.8%	0.0%	1.20x
Rose Rock Midstream, L.P.	900.7	3.9%	14.8%	0.0%	1.10x
TransMontaigne Partners L.P.	680.8	5.5%	7.5%	0.0%	1.30x
Rhino Resource Partners LP	395.4	12.8%	0.0%	0.0%	1.40x
Ferrellgas Partners, L.P.	1,609.2	10.0%	0.0%	0.0%	1.02x
Hi-Crush Partners LP	489.4	10.6%	10.4%	0.0%	0.82x
Inergy, L.P.	2,937.8	5.2%	12.2%	0.0%	1.34x
Seadrill Partners LLC	1,265.2	5.6%	15.2%	0.0%	1.10x
Capital Products Partners L.P.	785.1	10.3%	0.0%	0.0%	1.20x
Golar LNG Partners LP	1,907.6	6.0%	0.7%	0.0%	1.10x
Navios Maritime Partners	1,000.8	11.7%	0.0%	0.0%	1.25x
Oiltanking Partners, L.P.	1,983.1	3.1%	13.7%	0.0%	1.15x
Stonemor Partners L.P.	571.7	8.9%	0.0%	0.0%	1.07x

Evercore Partners
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Summary Pro Forma Impact

MLPs by Equity Value – As of May 3, 2013

($ in millions)

$R^2 = 0.0652$

Partnership	Equity Value	Current Distribution Yield	Near Term Distribution Growth	Long Term Distribution Growth	2013E Distribution Coverage
Enterprise Products Partners L.P.	$54,940.4	4.3%	6.4%	6.9%	1.18x
Kinder Morgan Energy Partners, L.P.	33,764.4	5.9%	5.7%	4.5%	1.01x
Williams Partners L.P.	21,670.6	6.4%	6.9%	5.7%	1.00x
Plains All American Pipeline, L.P.	19,706.1	3.9%	8.7%	8.4%	1.03x
Energy Transfer Partners, L.P.	14,655.6	7.5%	5.5%	0.0%	1.04x
Magellan Midstream Partners, L.P.	11,796.4	3.8%	11.1%	11.4%	1.20x
ONEOK Partners, L.P.	11,477.5	5.6%	8.0%	7.7%	1.12x
Enbridge Energy Partners, L.P.	9,419.9	7.4%	2.3%	3.1%	1.00x
El Paso Pipeline Partners, L.P.	9,381.0	5.8%	5.1%	4.4%	1.06x
MarkWest Energy Partners, L.P.	9,049.7	5.4%	10.5%	9.7%	1.23x
Access Midstream Partners, L.P.	8,214.5	4.2%	14.7%	12.0%	1.23x
Cheniere Energy Partners, L.P.	7,405.9	6.3%	0.0%	0.0%	1.04x
Boardwalk Pipeline Partners, LP	7,121.9	7.0%	1.4%	2.4%	1.04x
Buckeye Partners, L.P.	6,988.5	6.3%	2.9%	2.7%	1.03x
Western Gas Partners, LP	6,406.3	3.6%	14.7%	12.4%	1.10x
Sunoco Logistics Partners, L.P.	6,405.7	3.6%	15.3%	11.9%	1.45x
Regency Energy Partners LP	5,251.4	7.2%	4.0%	4.9%	1.06x
Targa Resources Partners LP	4,843.3	5.8%	10.4%	8.6%	1.25x
Amerigas Partners, L.P.	4,319.8	7.0%	4.4%	4.2%	1.41x
Genesis Energy, L.P.	4,139.0	4.1%	10.6%	10.6%	1.20x
Spectra Energy Partners, LP	4,064.1	5.3%	4.7%	5.6%	1.16x
NuStar Energy LP	3,901.5	8.9%	0.0%	1.1%	0.79x
Pro Forma NRGM	**3,710.3**	**TBD**	**12.3%**	**9.7%**	**1.03x**
PVR Partners, L.P.	3,239.3	8.7%	2.7%	2.1%	1.10x
Copano Energy, L.L.C.	3,143.4	5.8%	7.9%	6.2%	1.19x
Teekay LNG Partners L.P.	3,051.2	6.3%	3.0%	4.2%	1.20x
DCP Midstream Partners, LP	2,973.3	5.7%	7.9%	7.7%	1.19x
Tesoro Logistics LP	2,940.2	3.1%	19.6%	16.4%	1.10x
Inergy, L.P.	2,937.8	5.2%	12.2%	0.0%	1.34x
MPLX LP	2,859.6	2.8%	19.8%	16.8%	1.14x
Suburban Propane Partners, L.P.	2,783.2	7.2%	2.8%	2.8%	1.06x
Alliance Resource Partners, L.P.	2,777.3	6.0%	7.9%	6.0%	1.30x
Calumet Specialty Products Partners, L.P.	2,576.9	7.1%	9.9%	6.0%	1.43x
Atlas Pipeline Partners, L.P.	2,403.1	6.4%	12.9%	9.4%	1.15x
Natural Resource Partners L.P.	2,359.1	9.9%	0.0%	2.9%	0.97x

Partnership	Equity Value	Current Distribution Yield	Near Term Distribution Growth	Long Term Distribution Growth	2013E Distribution Coverage
TC PipeLines, LP	$2,349.5	7.2%	1.9%	1.1%	1.25x
Teekay Offshore Partners	2,320.7	6.6%	4.7%	6.5%	1.14x
Inergy Midstream, L.P.	**2,108.9**	**6.4%**	**8.3%**	**0.0%**	**1.10x**
Oiltanking Partners, L.P.	1,983.1	3.1%	13.7%	0.0%	1.15x
Golar LNG Partners LP	1,907.6	6.0%	0.7%	0.0%	1.10x
Crosstex Energy, L.P.	1,795.5	7.0%	8.6%	6.1%	1.30x
EQT Midstream Partners, LP	1,641.3	3.0%	19.5%	19.5%	1.29x
NGL Energy Partners LP	1,625.2	6.5%	12.3%	10.4%	1.50x
Ferrellgas Partners, L.P.	1,609.2	10.0%	0.0%	0.0%	1.02x
PAA Natural Gas Storage, L.P.	1,589.0	6.5%	1.0%	2.4%	1.08x
Crestwood Midstream Partners LP	**1,456.5**	**8.6%**	**4.1%**	**4.4%**	**1.02x**
Summit Midstream Partners, LP	1,367.9	6.0%	8.0%	8.0%	1.20x
Exterran Partners, L.P.	1,308.4	6.8%	3.8%	2.9%	1.29x
Eagle Rock Energy Partners, L.P.	1,291.5	10.0%	4.5%	3.3%	1.38x
Seadrill Partners LLC	1,265.2	5.6%	15.2%	0.0%	1.10x
Martin Midstream Partners L.P.	1,129.1	7.4%	1.3%	2.5%	1.01x
Holly Energy Partners, L.P.	1,073.1	5.1%	6.4%	0.0%	1.03x
Navios Maritime Partners	1,000.8	11.7%	0.0%	0.0%	1.25x
Global Partners LP	958.2	6.6%	7.5%	0.0%	1.32x
Rose Rock Midstream, L.P.	900.7	3.9%	14.8%	0.0%	1.10x
Delek Logistics Partners, LP	818.9	4.6%	8.7%	12.1%	1.24x
Capital Products Partners L.P.	785.1	10.3%	0.0%	0.0%	1.20x
SunCoke Energy Partners, L.P.	706.3	7.5%	12.3%	11.5%	1.15x
TransMontaigne Partners L.P.	680.8	5.5%	7.5%	0.0%	1.30x
Susser Petroleum Partners LP	667.3	5.7%	12.3%	10.0%	1.45x
USA Compression Partners, LP	644.3	7.8%	7.6%	7.0%	1.15x
Stonemor Partners L.P.	571.7	8.9%	0.0%	0.0%	1.07x
Southcross Energy Partners, L.P.	538.8	7.4%	2.2%	6.3%	1.15x
Niska Gas Storage Partners LLC	531.7	9.3%	0.3%	3.8%	1.36x
Hi-Crush Partners LP	489.4	10.6%	10.4%	0.0%	0.82x
Blueknight Energy Partners, L.P.	467.4	5.3%	16.2%	15.4%	1.06x
Rhino Resource Partners LP	395.4	12.8%	0.0%	0.0%	1.40x
Lehigh Gas Partners LP	367.0	7.3%	6.8%	0.0%	1.20x
Compressco Partners LP	351.6	7.6%	5.9%	0.0%	1.29x
American Midstream Partners, LP	168.6	9.6%	0.0%	3.3%	1.05x

Evercore Partners

107

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Confidential

Summary Pro Forma Impact

MLPs by 2013E Distribution Coverage

($ in millions)

$R^2 = 0.0084$

Partnership	Equity Value	Current Distribution Yield	Near Term Distribution Growth	Long Term Distribution Growth	2013E Distribution Coverage
NGL Energy Partners LP	$1,625.2	6.5%	12.3%	10.4%	1.50x
Sunoco Logistics Partners, L.P.	6,405.7	3.6%	15.3%	11.9%	1.45x
Susser Petroleum Partners LP	667.3	5.7%	12.3%	10.0%	1.45x
Calumet Specialty Products Partners, L.P.	2,576.9	7.1%	9.9%	6.0%	1.43x
Amerigas Partners, L.P.	4,319.8	7.0%	4.4%	4.2%	1.41x
Rhino Resource Partners LP	395.4	12.8%	0.0%	0.0%	1.40x
Eagle Rock Energy Partners, L.P.	1,291.5	10.0%	4.5%	3.3%	1.38x
Niska Gas Storage Partners LLC	531.7	9.3%	0.3%	3.8%	1.36x
Inergy, L.P.	2,937.8	5.2%	12.2%	0.0%	1.34x
Global Partners LP	958.2	6.6%	7.5%	0.0%	1.32x
Crosstex Energy, L.P.	1,795.5	7.0%	8.6%	6.1%	1.30x
TransMontaigne Partners L.P.	680.8	5.5%	7.5%	0.0%	1.30x
Alliance Resource Partners, L.P.	2,777.3	6.0%	7.9%	6.0%	1.30x
Exterran Partners, L.P.	1,308.4	6.8%	3.8%	2.9%	1.29x
Compressco Partners LP	351.6	7.6%	5.9%	0.0%	1.29x
EQT Midstream Partners, LP	1,641.3	3.0%	19.5%	19.5%	1.29x
Targa Resources Partners LP	4,843.3	5.8%	10.4%	8.6%	1.25x
TC PipeLines, LP	2,349.5	7.2%	1.9%	1.1%	1.25x
Navios Maritime Partners	1,000.8	11.7%	0.0%	0.0%	1.25x
Delek Logistics Partners, LP	818.9	4.6%	8.7%	12.1%	1.24x
Access Midstream Partners, L.P.	8,214.5	4.2%	14.7%	12.0%	1.23x
MarkWest Energy Partners, L.P.	9,049.7	5.4%	10.5%	9.7%	1.23x
Genesis Energy, L.P.	4,139.0	4.1%	10.6%	10.6%	1.20x
Lehigh Gas Partners LP	367.0	7.3%	6.8%	0.0%	1.20x
Magellan Midstream Partners, L.P.	11,796.4	3.8%	11.1%	11.4%	1.20x
Summit Midstream Partners, LP	1,367.9	6.0%	8.0%	8.0%	1.20x
Capital Products Partners L.P.	785.1	10.3%	0.0%	0.0%	1.20x
Teekay LNG Partners L.P.	3,051.2	6.3%	3.0%	4.2%	1.20x
Copano Energy, L.L.C.	3,143.4	5.8%	7.9%	6.2%	1.19x
DCP Midstream Partners, LP	2,973.3	5.7%	7.9%	7.7%	1.19x
Enterprise Products Partners L.P.	54,940.4	4.3%	6.4%	6.9%	1.18x
Spectra Energy Partners, LP	4,064.1	5.3%	4.7%	5.6%	1.16x
Atlas Pipeline Partners, L.P.	2,403.1	6.4%	12.9%	9.4%	1.15x
Southcross Energy Partners, L.P.	538.8	7.4%	2.2%	6.3%	1.15x
SunCoke Energy Partners, L.P.	706.3	7.5%	12.3%	11.5%	1.15x

Partnership	Equity Value	Current Distribution Yield	Near Term Distribution Growth	Long Term Distribution Growth	2013E Distribution Coverage
Oiltanking Partners, L.P.	$1,983.1	3.1%	13.7%	0.0%	1.15x
USA Compression Partners, LP	644.3	7.8%	7.6%	7.0%	1.15x
MPLX LP	2,859.6	2.8%	19.8%	16.8%	1.14x
Teekay Offshore Partners	2,320.7	6.6%	4.7%	6.5%	1.14x
ONEOK Partners, L.P.	11,477.5	5.6%	8.0%	7.7%	1.12x
Inergy Midstream, L.P.	**2,108.9**	**6.4%**	**8.3%**	**0.0%**	**1.10x**
Rose Rock Midstream, L.P.	900.7	3.9%	14.8%	0.0%	1.10x
Tesoro Logistics LP	2,940.2	3.1%	19.6%	16.4%	1.10x
Western Gas Partners, LP	6,406.3	3.6%	14.7%	12.4%	1.10x
PVR Partners, L.P.	3,239.3	8.7%	2.7%	2.1%	1.10x
Seadrill Partners LLC	1,265.2	5.6%	15.2%	0.0%	1.10x
Golar LNG Partners LP	1,907.6	6.0%	0.7%	0.0%	1.10x
PAA Natural Gas Storage, L.P.	1,589.0	6.5%	1.0%	2.4%	1.08x
Stonemor Partners L.P.	571.7	8.9%	0.0%	0.0%	1.07x
Blueknight Energy Partners, L.P.	467.4	5.3%	16.2%	15.4%	1.06x
El Paso Pipeline Partners, L.P.	9,381.0	5.8%	5.1%	4.4%	1.06x
Regency Energy Partners LP	5,251.4	7.2%	4.0%	4.9%	1.06x
Suburban Propane Partners, L.P.	2,783.2	7.2%	2.8%	2.8%	1.06x
American Midstream Partners, LP	168.6	9.6%	0.0%	3.3%	1.05x
Energy Transfer Partners, L.P.	14,655.6	7.5%	5.5%	0.0%	1.04x
Boardwalk Pipeline Partners, LP	7,121.9	7.0%	1.4%	2.4%	1.04x
Cheniere Energy Partners, L.P.	7,405.9	6.3%	0.0%	0.0%	1.04x
Pro Forma NRGM	**3,710.3**	**TBD**	**12.3%**	**9.7%**	**1.03x**
Buckeye Partners, L.P.	6,988.5	6.3%	2.9%	2.7%	1.03x
Holly Energy Partners, L.P.	1,073.1	5.1%	6.4%	0.0%	1.03x
Plains All American Pipeline, L.P.	19,706.1	3.9%	8.7%	8.4%	1.03x
Crestwood Midstream Partners LP	**1,456.5**	**8.6%**	**4.1%**	**4.4%**	**1.02x**
Ferrellgas Partners, L.P.	1,609.2	10.0%	0.0%	0.0%	1.02x
Kinder Morgan Energy Partners, L.P.	33,764.4	5.9%	5.7%	4.5%	1.01x
Martin Midstream Partners L.P.	1,129.1	7.4%	1.3%	2.5%	1.01x
Enbridge Energy Partners, L.P.	9,419.9	7.4%	2.3%	3.1%	1.00x
Williams Partners L.P.	21,670.6	6.4%	6.9%	5.7%	1.00x
Natural Resource Partners L.P.	2,359.1	9.9%	0.0%	2.9%	0.97x
Hi-Crush Partners LP	489.4	10.6%	10.4%	0.0%	0.82x
NuStar Energy LP	3,901.5	8.9%	0.0%	1.1%	0.79x

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Confidential

Summary Pro Forma Impact

MLPs by Diversification (Number of Business Lines)

$R^2 = 0.0883$

	Natural Gas					Natural Gas Liquids			LNG	Refined Products			Crude Oil			Coal		Petrochemicals		Other Qualifying						Total	Yield
MLP	FERC Pipelines	Intrastate Pipelines	Storage	Gathering, Processing and Treating	Contract Compression	Transport	Storage	Fractionation	Storage/ Regasification	Pipelines	Terminals	Refining	Gathering/ Trucking/ CO2	Storage	Pipelines	Mining	Royalties	Storage	Transport	Asphalt, Bulk and Other Terminals	Barges	Aggregates/ Frac Sand/Salt	Timber	Retail Propane	E&P	# of Business Lines	Current Yield
Enterprise Products Partners L.P.	■	■	■	■		■	■	■		■	■			■	■				■		■					13	4.3%
Plains All American Pipeline, L.P.			■	■		■	■	■		■	■		■	■	■					■						11	3.9%
Kinder Morgan Energy Partners, L.P.	■	■	■	■		■				■	■				■					■					■	10	5.9%
Martin Midstream Partners L.P.	■			■		■	■	■			■									■	■					8	7.4%
MarkWest Energy Partners, L.P.	■	■		■		■	■	■							■											7	5.4%
ONEOK Partners, L.P.	■	■	■	■		■	■	■																		7	5.6%
Williams Partners L.P.	■	■	■	■		■	■	■																		7	6.4%
DCP Midstream Partners, LP	■	■		■		■	■	■																		6	5.7%
NuStar Energy LP										■	■	■		■	■					■						6	8.9%
Oiltanking Partners, L.P.						■	■		■		■	■		■												6	3.1%
Targa Resources Partners LP				■		■	■	■										■			■					6	5.8%
Pro Forma NRGM		■	■	■		■	■															■				**6**	**TBD**
Buckeye Partners, L.P.			■			■				■	■								■							5	6.3%
Crosstex Energy, L.P.		■		■		■	■	■																		5	7.0%
Enbridge Energy Partners, L.P.		■		■									■	■	■											5	7.4%
Energy Transfer Partners, L.P.	■	■	■	■																				■		5	7.5%
Genesis Energy, L.P.											■		■	■	■						■					5	4.1%
Holly Energy Partners, L.P.											■	■	■	■	■											5	5.1%
Southcross Energy Partners, L.P.	■	■		■		■		■																		5	7.4%
Sunoco Logistics Partners, L.P.										■	■		■	■	■											5	3.6%
Tesoro Logistics LP										■	■		■	■	■											5	3.1%
Inergy Midstream, L.P.		■	■			■	■															■				**5**	**6.4%**
American Midstream Partners, LP	■	■		■	■																					4	9.6%
Blueknight Energy Partners, L.P.													■	■	■					■						4	5.3%
Eagle Rock Energy Partners, L.P.		■		■				■																	■	4	10.0%
Penn Virginia Resource Partners, L.P.			■														■					■	■			4	8.7%
Regency Energy Partners LP	■	■		■	■																					4	7.2%
Western Gas Partners, LP	■			■		■		■																		4	3.6%
Magellan Midstream Partners, L.P.										■	■			■	■											4	3.8%
Copano Energy, L.L.C.		■		■				■																		3	5.8%
El Paso Pipeline Partners, L.P.	■		■						■																	3	5.8%
NGL Energy Partners LP						■	■																	■		3	6.5%
Rose Rock Midstream, L.P.													■	■	■											3	3.9%
Spectra Energy Partners, LP	■	■	■																							3	5.3%
TransMontaigne Partners L.P.										■	■									■						3	5.5%
Boardwalk Pipeline Partners, LP	■		■	■																						3	7.0%
Access Midstream Partners, L.P.				■	■																					2	4.2%
Calumet Specialty Products Partners, L.P.											■	■														2	7.1%
Cheniere Energy Partners, L.P.	■								■																	2	6.3%
Crestwood Midstream Partners LP				■		■																				**2**	**8.6%**
Natural Resource Partners L.P.																	■					■				2	9.9%
Oxford Resource Partners, LP																■	■									2	NA
Rhino Resource Partners LP																■	■									2	12.8%
Alliance Resource Partners, L.P.																■										1	6.0%
Amerigas Partners, L.P.																								■		1	7.0%
Atlas Pipeline Partners, L.P.				■																						1	6.4%
Compressco Partners LP					■																					1	7.6%
EQT Midstream Partners, LP																							■			1	3.0%
Exterran Partners, L.P.					■																					1	6.8%
Ferrellgas Partners, L.P.																								■		1	10.0%
Global Partners LP											■															1	6.6%
Golar LNG Partners LP									■																	1	6.0%
Hi-Crush Partners LP																						■				1	10.6%
Niska Gas Storage Partners LLC			■																							1	9.3%
PAA Natural Gas Storage, L.P.			■																							1	6.5%
Suburban Propane Partners, L.P.																								■		1	7.2%
Summit Midstream Partners, LP				■																						1	6.0%
TC PipeLines, LP	■																									1	7.2%

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Appendix

A. Weighted Average Cost of Capital

Confidential

Weighted Average Cost of Capital

CAPM WACC Analysis – CMLP

($ in millions, except per unit amounts)

Equity Cost of Capital

Partnership	Unit Price 5/3/2013	Market Equity Value	Total Debt and Preferred Stock	Total Debt / Total Capitalization	Adjusted Beta [1]	Unlevered Beta [2]
American Midstream Partners, LP	$18.01	$169	$203	54.7%	0.59	0.33
Atlas Pipeline Partners, L.P.	36.48	2,403	1,180	32.9%	1.05	0.80
Access Midstream Partners, L.P.	42.48	8,215	2,500	23.3%	0.66	0.55
Crosstex Energy, L.P.	18.78	1,795	1,036	36.6%	0.87	0.64
DCP Midstream Partners, LP	48.06	2,973	1,620	35.3%	0.69	0.51
MarkWest Energy Partners, L.P.	60.70	9,050	2,523	21.8%	0.75	0.64
Regency Energy Partners LP	25.54	5,251	2,830	35.0%	0.70	0.52
Southcross Energy Partners, L.P.	21.61	539	450	45.5%	0.64	0.41
Summit Midstream Partners, LP	27.46	1,368	199	12.7%	1.07	0.98
Targa Resources Partners LP	46.63	4,843	2,393	33.1%	0.72	0.54
Western Gas Partners, LP	59.73	6,406	1,927	23.1%	0.73	0.61
			Mean [3]	**28.2%**	**0.80**	**0.64**
			Median [3]	**32.9%**	**0.73**	**0.61**

WACC

	WACC
Risk-free Rate [4]	1.6%
Unlevered Beta	0.64
Debt and Preferred / Total Capitalization	28.2%
Adjusted Levered Equity Beta	0.81
Market Risk Premium [5]	6.6%
Small Company Risk Premium [5]	1.8%
Equity Cost of Capital [6]	8.8%
Pre-Tax Cost of Debt	8.0%
After-Tax Cost of Debt	5.2%
WACC	**7.8%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) Excludes American Midstream Partners, LP and Southcross Energy Partners, L.P. due to relatively new partnerships with a non-comparable size
(4) 10-year Treasury as of May 3, 2013
(5) Source: Ibbotson Associates
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium

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Confidential

Weighted Average Cost of Capital

Total Expected Market Return WACC Analysis – CMLP

Current Distribution Total

Partnership Yield Growth Return

American Midstream Partners, LP 9.6% 2.6% 12.2%

Atlas Pipeline Partners, L.P. 6.4% 8.5% 14.9%

Access Midstream Partners, L.P. 4.2% 11.3% 15.5%

Crosstex Energy, L.P. 7.0% 5.6% 12.6%

DCP Midstream Partners, LP 5.7% 8.4% 14.2%

MarkWest Energy Partners, L.P. 5.4% 9.2% 14.6%

Regency Energy Partners LP 7.2% 4.3% 11.5%

Total Return Southcross Energy Partners, L.P. 7.4% 6.3% 13.7%

Summit Midstream Partners, LP 6.0% 8.0% 14.0%

Targa Resources Partners LP 5.8% 8.5% 14.3%

Western Gas Partners, LP 3.6% 11.6% 15.2%

Mean(1) 14.1%

Median(1) 14.3%

WACC

Debt and Preferred / Total Capitalization 28.2%

WACC Market Required Equity Return 14.3%

Pre-Tax Cost of Debt 8.0%

After-Tax Cost of Debt 5.2%

WACC 11.7%

(1) Excludes American Midstream Partners, LP and Southcross Energy Partners, L.P. due to relatively new partnerships with a non-comparable size

Confidential

Weighted Average Cost of Capital

CAPM WACC Analysis – NRGM

($ in millions, except per unit amounts)

Equity Cost of Capital

Partnership	Unit Price 5/3/2013	Market Equity Value	Total Debt and Preferred Stock	Total Debt / Total Capitalization	Adjusted Beta [(1)]	Unlevered Beta [(2)]
Boardwalk Pipeline Partners, LP	$30.27	$7,121.9	$3,539.2	33.2%	0.72	0.54
El Paso Pipeline Partners, L.P.	42.50	9,381.0	4,338.0	31.6%	0.62	0.48
EQT Midstream Partners, LP	46.38	1,641.3	0.0	0.0%	1.16	1.16
Niska Gas Storage Partners LLC	15.11	531.7	400.0	42.9%	0.81	0.54
PAA Natural Gas Storage, L.P.	21.90	1,589.0	582.1	26.8%	0.79	0.64
Spectra Energy Partners, LP	37.35	4,064.1	1,149.3	22.0%	0.74	0.62
TC PipeLines, LP	43.06	2,349.5	691.0	22.7%	0.57	0.48
Mean[(3)]				**29.9%**	**0.71**	**0.55**
Median[(3)]				**29.2%**	**0.73**	**0.54**

WACC

	WACC
Risk-free Rate [(4)]	1.6%
Unlevered Beta	0.55
Debt and Preferred / Total Capitalization	29.9%
Adjusted Levered Equity Beta	0.70
Market Risk Premium [(5)]	6.6%
Small Company Risk Premium [(5)]	1.8%
Equity Cost of Capital [(6)]	8.1%
Pre-Tax Cost of Debt	6.0%
After-Tax Cost of Debt	3.9%
WACC	**6.8%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) Excludes EQT Midstream, LP due to non-comparable capitalization
(4) 10-year Treasury as of May 3, 2013
(5) Source: Ibbotson Associates
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium

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Weighted Average Cost of Capital

Total Expected Market Return WACC Analysis – NRGM

Unit Price Market Equity Current Distribution Total

Partnership 5/3/2013 Value Yield Growth Return

Boardwalk Pipeline Partners, LP $30.27 $7,121.9 7.0% 2.4% 9.4%

El Paso Pipeline Partners, L.P. 42.50 9,381.0 5.8% 6.1% 11.9%

EQT Midstream Partners, LP 46.38 1,641.3 3.0% 38.2% 41.2%

Niska Gas Storage Partners LLC 15.11 531.7 9.3% 2.9% 12.2%

Total Return PAA Natural Gas Storage, L.P. 21.90 1,589.0 6.5% 2.4% 8.9%

Spectra Energy Partners, LP 37.35 4,064.1 5.3% 5.2% 10.5%

TC PipeLines, LP 43.06 2,349.5 7.2% 1.2% 8.4%

Mean(1) 10.2%

Median(1) 10.0%

WACC

Debt and Preferred / Total Capitalization 29.9%

WACC Market Required Equity Return 10.2%

Pre-Tax Cost of Debt 6.0%

After-Tax Cost of Debt 3.9%

WACC 8.3%

(1) Excludes EQT Midstream, LP due to non-comparable capitalization

B. CMLP Management Sensitivity Case

Confidential

CMLP Management Sensitivity Case

CMLP Management Sensitivity Case – Assumptions

CMLP management provided Evercore with the CMLP Management Sensitivity Case, which incorporates the following assumptions:

– Operating and financial projections for the year ending December 31, 2013 assumed to equal the operating and financial projections in the CMLP Management Financial Projections

– Rich natural gas volumes from the Barnett, Granite Wash and Avalon are assumed to equal those projected in the CMLP Management Financial Projections

Expected to grow at a 5-year CAGR of 3.6%

Natural gas processing volumes from the Barnett and Granite Wash are assumed to equal those projected in the CMLP Management Financial Projections

– Marcellus rich natural gas volume 5-year CAGR of 14.4% in the CMLP Management Financial Projections decreased to 3.6% in the CMLP Management Sensitivity Case based on an assumed deceleration of Antero’s drilling schedule

Marcellus compression volume 5-year CAGR of 24.4% in the CMLP Management Financial Projections decreased to 12.8% in the CMLP Management Sensitivity Case due to the lower gathering volumes assumed

– Dry natural gas volumes 5-year CAGR of 11.6% in the CMLP Management Financial Projections decreased to (2.4%) in the CMLP Management Sensitivity Case

– Operations and maintenance expenses were derived from a bottom-up forecast provided by CMLP operations managers

2013E includes full-year expenses for CMM, West Johnson County and Enerven assets and a partial year of expenses for new Marcellus compressor stations in addition to the incremental costs of 18 new full time employees

Fixed costs assumed to increase at 3.0% per year after 2013E

– General and administrative expenses are assumed to equal those projected in the CMLP Management Financial Projections

General and administrative expenses assumed to increase at 4.0% per annum after 2013E

Confidential

CMLP Management Sensitivity Case

CMLP Management Sensitivity Case – Assumptions (cont’d)

– Five year maintenance capital expenditures adjusted from the CMLP Management Financial Projections based on compressor overhauls necessary in the CMLP Management Sensitivity Case given decreased Marcellus volumes

– Five year growth capital expenditures based on forecasted well connections and associated pipeline capital projects, as well as additional Marcellus compressor stations and Fayetteville and Granite Wash facility expansions

– Excludes potential other growth capital expenditure opportunities, including:

The potential acquisition of RKI’s 50.0% non-operating interest in the Jackalope Gas Gathering System in the Niobrara Basin, and the further development of that system for $199.1 million in 2013E

The MarkWest Marcellus Bolt-On Acquisition for $125.0 million

The Antero Western AOD Acquisition for $250.0 million

– Growth capital expenditures to be financed with revolver borrowings at an interest rate of 3.60%, 3.75%, 4.50%, 5.00% and 5.50% in 2013E, 2014E, 2015E, 2016E and 2017E, respectively

– Assumes CMLP’s Class D Unit distribution is paid in-kind with additional Class D Units until conversion into 6.8 million CMLP common units in March 2014 on a one-for-one basis

Distributions paid in-kind assume CMLP yield of 9.0% in the first quarter of 2013E and 8.5% in the second, third and fourth quarter of 2013E, respectively

– CMLP projected unit price assumes CMLP yield of 9.0% in the first quarter of 2013E and 8.5% in each quarter of the forecast period thereafter as opposed to 9.0%, 8.5%, 8.0% in the first, second and third quarter of 2013E, respectively and 7.5% in all periods thereafter

– $200.0 million senior note offering on June 30, 2015 assumed to be issued at an 8.0% interest rate with proceeds utilized to reduce borrowings from CMLP’s revolving credit facility

– Distribution per LP unit remains constant until target coverage of 1.05x is reached

Distribution per LP unit of $2.04 in each of 2013E, 2014E, 2015E and 2016E, respectively

– No interest income on cash balances

Confidential

CMLP Management Sensitivity Case

CMLP Management Sensitivity Case

- The following sets forth selected operating projections provided by CMLP management utilized in deriving the CMLP Management Sensitivity Case herein:

	For the Year Ended December 31,			For the Years Ending December 31,					CAGR
	2010A	2011A	2012A	2013E	2014E	2015E	2016E	2017E	2013E - 2017E
Gathering Volumes (MMcfd)									
Barnett Rich	129.5	143.9	163.5	216.1	211.6	210.6	212.9	215.9	(0.0%)
Granite Wash	--	16.6	17.6	29.7	46.1	58.4	66.4	72.1	24.8%
Avalon	--	11.5	9.0	6.8	5.2	4.3	3.6	3.1	(17.4%)
Marcellus	--	--	227.2	457.1	468.7	486.6	513.3	526.0	3.6%
Total Rich Gathering Volumes	129.5	172.0	417.2	709.7	731.5	759.9	796.2	817.1	3.6%
Barnett Dry	213.8	329.7	268.4	234.9	225.2	212.8	205.4	200.3	(3.9%)
Fayetteville	--	85.2	86.7	97.9	105.7	109.4	112.8	116.4	4.4%
Haynesville	--	60.1	50.5	33.6	20.5	18.4	17.0	16.0	(17.0%)
Total Dry Gathering Volumes	213.8	475.0	405.6	366.4	351.4	340.6	335.2	332.7	(2.4%)
Total Gathering	343.3	647.0	822.8	1,076.1	1,082.9	1,100.5	1,131.4	1,149.8	1.7%
Processing Volumes (MMcfd)									
Barnett	127.8	131.8	155.7	207.0	202.6	201.6	203.8	206.8	(0.0%)
Granite Wash	--	12.3	17.5	29.4	45.6	57.8	65.7	71.3	24.8%
Total Processing Volumes	127.8	144.1	173.2	236.4	248.2	259.4	269.6	278.1	4.1%
Compression Volumes (MMcfd)									
Marcellus	--	--	6.4	331.8	448.4	497.5	524.8	537.5	12.8%
Well Connections									
Barnett Rich	NA	NA	43.0	60.0	68.0	68.0	68.0	68.0	
Granite Wash	NA	NA	5.0	10.0	16.0	16.0	15.0	15.0	
Avalon	NA	NA	--	--	--	--	--	--	
Marcellus	NA	NA	60.0	65.0	43.0	43.0	42.0	41.0	
Total Rich Well Connections	NA	NA	108.0	135.0	127.0	127.0	125.0	124.0	
Barnett Dry	NA	NA	23.0	8.0	10.0	10.0	10.0	10.0	
Fayetteville	NA	NA	18.0	23.0	24.0	21.0	21.0	21.0	
Haynesville	NA	NA	1.0	--	--	--	--	--	
Total Dry Well Connections	NA	NA	42.0	31.0	34.0	31.0	31.0	31.0	
Total Well Connections	NA	NA	150.0	166.0	161.0	158.0	156.0	155.0	

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CMLP Management Sensitivity Case

CMLP Management Sensitivity Case (cont'd)

($ in millions)

- The following sets forth the CMLP Management Sensitivity Case utilized by Evercore in its analysis herein:

	For the Years Ending December 31,					CAGR
	2013E	2014E	2015E	2016E	2017E	2013E - 2017E
Revenue, Less Purchases:						
Barnett Rich	$90.5	$93.7	$101.5	$108.4	$115.1	
Granite Wash	5.9	10.2	14.0	16.5	18.4	
Avalon	0.4	0.3	0.3	0.2	0.2	
Marcellus	69.9	81.7	89.2	96.8	101.6	
Total Rich Natural Gas Revenue	$166.7	$185.9	$204.9	$221.9	$235.3	9.0%
Barnett Dry	49.5	46.7	46.8	46.6	46.7	
Fayetteville	30.6	33.6	36.6	39.2	41.8	
Haynesville	5.3	3.1	2.8	2.5	2.4	
Total Dry Natural Gas Revenue	$85.4	$83.4	$86.2	$88.4	$90.9	1.6%
Total Revenue, Less Purchases	$252.1	$269.3	$291.1	$310.3	$326.2	6.7%
Operating Expense:						
CMLP Operating Expense	$42.9	$43.9	$45.0	$46.2	$47.4	
CMM Operating Expense	7.9	9.8	10.5	10.8	11.1	
Total Operating Expense	$50.8	$53.8	$55.5	$57.0	$58.5	3.6%
General and Administrative Expense:						
CMLP General and Administrative Expense	$25.4	$26.4	$27.4	$28.5	$29.7	
CMM General and Administrative Expense	2.9	3.0	3.2	3.3	3.4	
Total General and Administrative Expense	28.3	29.4	30.6	31.8	33.1	4.0%
Plus: Other Corporate Adjustments	0.3	--	--	--	--	
Adjusted EBITDA	**$173.3**	**$186.1**	**$205.0**	**$221.4**	**$234.6**	7.9%

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CMLP Management Sensitivity Case

CMLP Management Sensitivity Case (cont’d)($ in millions, except per unit amounts)

The following sets forth the CMLP Management Sensitivity Case utilized by Evercore in its analysis herein:

For the Years Ending December 31, CAGR

2013E 2014E 2015E 2016E 2017E 2013E 2017E

Distributable Cash Flow

Adjusted EBITDA $173.3 $186.1 $205.0 $221.4 $234.6 7.9%

Less: Cash Interest Expense, net(43.0)(47.9)(57.4)(64.8)(68.6)

Less: Maintenance Capital Expenditures(9.3)(7.2)(7.7)(8.9)(11.8)

Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2

Distributable Cash Flow $124.8 $135.6 $144.6 $152.7 $159.4 6.3%

Distributed Cash Flow

Common Units (Public) $69.5 $69.5 $69.5 $69.5 $70.8

Common Units (Crestwood Holdings) 40.1 54.1 54.1 54.1 55.1

GP 20.6 23.6 23.6 23.6 25.9

Total $130.3 $147.2 $147.2 $147.2 $151.8 3.9%

% to GP 15.8% 16.0% 16.0% 16.0% 17.0%

GP IDRs $18.6 $21.1 $21.1 $21.1 $23.3

Weighted Average LP Units Outstanding 60.2 60.6 60.6 60.6 60.6

DCF / LP Unit $1.99 $1.94 $2.02 $2.09 $2.14 1.9%

Distribution / LP Unit $2.04 $2.04 $2.04 $2.04 $2.08 0.5%

LP Coverage 0.97x 0.95x 0.99x 1.02x 1.03x

Total Coverage 0.96x 0.92x 0.98x 1.04x 1.05x

Distributable Cash Flow Surplus / (Shortfall)($5.5)($11.7)($2.7) $5.5 $7.6

Confidential

CMLP Management Sensitivity Case

CMLP Management Sensitivity Case (cont’d)($ in millions)

The following sets forth the funding assumptions utilized in the CMLP Management Sensitivity Case and CMLP’s resulting capital structure and credit statistics

For the Years Ending December 31,

2013E 2014E 2015E 2016E 2017E

Sources:

Equity Issued (Public) $119.0 $ $ $ $

Equity Issued (Crestwood Holdings)

GP Contribution (Crestwood Holdings)

Class D Units Issued for Acquisition of 65.0% of CMM 129.0

Revolver Draw for Acquisition of 65.0% of CMM 129.0

CMM Debt Issued 32.1 19.0 24.9 23.0 22.5

CMLP Debt Issued/(Repaid), net of Surplus/(Shortfall) 46.5 68.3 19.5 11.3 4.1

DCF Surplus / (Shortfall)(5.5)(11.7)(2.7) 5.5 7.6

Contribution from CMLP to CMM 50.0

Less: Financing Fees(0.5)

Total Funding $499.6 $75.7 $41.7 $39.8 $34.1

Debt Issued/(Repaid), net of Surplus/(Shortfall) $89.1 $87.3 $44.4 $34.3 $26.5

Total Equity Issued 248.0

Uses:

Acquisition of 65.0% of CMM $258.0 $ $ $ $

Debt Paydown from 5.175 MM Units Issuance 118.5

(Increase) / Decrease in Working Capital(3.7) 2.2

Growth Capital Expenditures 126.8 73.5 41.7 39.8 34.1

Total Uses $499.6 $75.7 $41.7 $39.8 $34.1

Credit Statistics

Debt / Adjusted EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x

Net Debt / Adjusted EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x

Capital Structure

Cash $0.0 $0.0 $0.0 $0.0 $0.0

Total Debt 822.8 910.1 954.5 988.8 1,015.3

Net Debt $822.8 $910.1 $954.5 $988.8 $1,015.3

Confidential

CMLP Management Sensitivity Case

CMLP Management Sensitivity Case (cont'd)

($ in millions)

CMLP Management Financial Projections

	For the Years Ending December 31,					CAGR
	2013E	2014E	2015E	2016E	2017E	2013E - 2017E
Distributable Cash Flow						
Adjusted EBITDA	$173.3	$214.8	$270.3	$307.9	$340.6	18.4%
Less: Cash Interest Expense, net	(43.0)	(52.5)	(62.8)	(67.6)	(72.8)	
Less: Maintenance Capital Expenditures	(9.3)	(7.2)	(7.7)	(8.9)	(11.8)	
Plus: Non-Cash Equity Compensation	3.8	4.5	4.7	4.9	5.2	
Distributable Cash Flow	$124.7	$159.6	$204.4	$236.3	$261.1	20.3%
DCF / LP Unit	$1.99	$2.14	$2.51	$2.78	$2.98	10.7%
Distribution / LP Unit	$2.07	$2.15	$2.37	$2.60	$2.86	8.4%
LP Coverage	0.96x	1.00x	1.06x	1.07x	1.04x	
Total Coverage	0.93	0.99	1.09	1.10	1.06	
Distributable Cash Flow Surplus / (Shortfall)	($8.7)	($1.0)	$17.7	$20.9	$14.2	

CMLP Management Sensitivity Case

	For the Years Ending December 31,					CAGR	Difference versus CMLP Management Financial Projections				
	2013E	2014E	2015E	2016E	2017E	2013E - 2017E	2013E	2014E	2015E	2016E	2017E
Distributable Cash Flow											
Adjusted EBITDA	$173.3	$186.1	$205.0	$221.4	$234.6	7.9%	$--	($28.7)	($65.3)	($86.4)	($106.0)
Less: Cash Interest Expense, net	(43.0)	(47.9)	(57.4)	(64.8)	(68.6)		0.0	4.6	5.4	2.8	4.2
Less: Maintenance Capital Expenditures	(9.3)	(7.2)	(7.7)	(8.9)	(11.8)		--	--	--	--	--
Plus: Non-Cash Equity Compensation	3.8	4.5	4.7	4.9	5.2		--	--	--	--	--
Distributable Cash Flow	$124.8	$135.6	$144.6	$152.7	$159.4	6.3%	$0.0	($24.0)	($59.9)	($83.6)	($101.8)
DCF / LP Unit	$1.99	$1.94	$2.02	$2.09	$2.14	1.9%	$0.00	($0.20)	($0.49)	($0.69)	($0.84)
Distribution / LP Unit	$2.04	$2.04	$2.04	$2.04	$2.08	0.5%	($0.03)	($0.11)	($0.33)	($0.56)	($0.79)
LP Coverage	0.97x	0.95x	0.99x	1.02x	1.03x						
Total Coverage	0.96	0.92	0.98	1.04	1.05						
Distributable Cash Flow Surplus / (Shortfall)	($5.5)	($11.7)	($2.7)	$5.5	$7.6						

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Confidential

CMLP Management Sensitivity Case

Comparison of CMLP Management Provided Financial Projections to Wall Street Research Estimates

($ in millions, except per unit amounts)

- The following sets forth a comparison of the CMLP Management Financial Projections, the CMLP Management Sensitivity Case and Wall Street Research consensus estimates

EBITDA


$500.0
$400.0
$300.0
$200.0
$100.0
$--
$173.3
$173.3
$179.1
$214.8
$186.1
$229.5
$270.3
$205.0
$296.3
$307.9
$221.4
$370.1
$340.6
$234.6
$446.5
2013E
2014E
2015E
2016E
2017E
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Wall Street Research

DCF per LP Unit


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$--
$1.99
$1.99
$2.06
$2.14
$1.94
$2.25
$2.51
$2.02
$2.65
$2.78
$2.09
$2.94
$2.98
$2.14
$3.19
2013E
2014E
2015E
2016E
2017E
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Wall Street Research

Distribution per LP Unit


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$--
$2.07
$2.04
$2.07
$2.15
$2.04
$2.15
$2.37
$2.04
$2.26
$2.60
$2.04
$2.35
$2.86
$2.08
$2.43
2013E
2014E
2015E
2016E
2017E
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Wall Street Research

Distribution Coverage


1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
--
0.93x
0.96x
0.99x
0.99x
0.92x
1.07x
1.09x
0.98x
1.27x
1.10x
1.04x
1.38x
1.06x
1.05x
1.47x
2013E
2014E
2015E
2016E
2017E
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Wall Street Research

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C. NRGM Management Sensitivity Case

Confidential

NRGM Management Sensitivity Case

NRGM Management Sensitivity Case – Assumptions

The NRGM Management Sensitivity Case as provided by CMLP management and utilized herein by Evercore are based off the NRGM Management Sensitivity Case and adjusted by the following assumptions:

– Firm storage is re-contracted at an average rate of $0.085 per maximum storage quantity per month with a $0.01 increase each year beginning in fiscal 2015E

– Hub Services EBITDA remains flat at $11.0 million following 2013E

– A reduction of 100 MMcfd of Marc I unsubscribed firm transportation volume at $0.192/Dekatherm beginning the third quarter of fiscal 2013E through the end of fiscal 2014E

Assumes 50.0% of 100 Mcfd capacity is utilized beginning in 2015E and thereafter

– All COLT contracts roll to mid-2016E at current take-or-pay rates

COLT contracts roll to volumetric recovery upon expiration at 60.0% utilization thereafter

– Elimination of the Seneca Lake Gas Storage Expansion project in 2015E and associated growth capital expenditures

– Delay of Watkins-Glen NGL storage by one quarter from Q4 2013 to Q1 2014

– Elimination of COLT Hub Phase II project in 2015E and associated growth capital expenditures, while COLT Hub Phase I is assumed to secure long-term take-or-pay contracts at current projected rates

– Elimination of the Commonwealth Pipeline expansion project in 2016E and associated growth capital expenditures

– Assumes the same total distribution coverage that was assumed in the NRGM Management Financial Projections

Confidential

NRGM Management Sensitivity Case

NRGM Management Sensitivity Case

($ in millions)

- The following sets forth selected operating and financial projections provided by CMLP management to derive the NRGM Management Sensitivity Case utilized herein:

	For the Fiscal Years Ending September 30,					CAGR
	2013E	2014E	2015E	2016E	2017E	2013E - 2017E
Growth Capital Expenditures						
Commonwealth Pipeline		--	--	--	--	
Seneca Lake Gas Storage Expansion		--	--	--	--	
Watkins Glen NGL Expansion		(10.7)	--	--	--	
COLT Hub		--	--	--	--	
COLT Hub Expansion I		(28.5)	--	--	--	
COLT Hub Expansion II		--	--	--	--	
Other NRGM Growth		(2.0)	(2.0)	(2.0)	(2.0)	
Total	($116.0)	($41.2)	($2.0)	($2.0)	($2.0)	
Revenue						
Firm Storage	$101.4	$104.7	$101.3	$99.4	$99.4	(0.5%)
Transportation	44.9	53.2	56.7	58.2	62.6	8.6%
Hub Services	11.0	11.0	11.0	11.0	11.0	0.0%
Salt	48.1	50.3	51.4	51.4	51.4	1.7%
Crude and Other	41.5	78.7	84.9	81.9	72.0	14.8%
Total Revenue	$247.0	$297.9	$305.4	$302.0	$296.5	4.7%
Cost of Sales/Service						
Storage	($7.4)	($4.7)	($4.9)	($5.1)	($5.1)	(9.0%)
Transportation	(7.7)	(10.5)	(10.5)	(11.9)	(16.1)	20.3%
Salt	(29.0)	(29.5)	(30.0)	(30.0)	(30.0)	0.8%
Crude and Other	(5.6)	(8.4)	(9.1)	(9.4)	(9.6)	14.4%
Total Cost of Sales/Service	($49.7)	($53.0)	($54.5)	($56.4)	($60.7)	5.1%
Gross Profit						
Storage & Transportation	$142.3	$153.7	$153.6	$151.6	$151.8	1.6%
Salt	19.1	20.8	21.5	21.5	21.5	2.9%
Crude and Other	35.9	70.3	75.8	72.5	62.4	14.8%
Total Gross Profit	$197.3	$244.9	$250.9	$245.6	$235.8	4.5%
Less: Total Operating Expenses	(31.1)	(33.8)	(34.9)	(36.3)	(37.8)	
Plus: Minority Interest and Other Expense	0.0	--	--	--	--	
Adjusted EBITDA	**$166.3**	**$211.1**	**$216.0**	**$209.3**	**$198.0**	**4.5%**

Note: Bold text represents those line items that differ from the NRGM Management Financial Projections

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Confidential

NRGM Management Sensitivity Case

NRGM Management Sensitivity Case (cont’d)($ in millions, except per unit amounts)

The following sets forth the NRGM Management Sensitivity Case utilized by Evercore in its analysis herein:

For the Fiscal Years Ending September 30, CAGR

2013E 2014E 2015E 2016E 2017E 2014E 2017E

Adjusted EBITDA $166.3 $211.1 $216.0 $209.3 $198.0(2.1%)

Less: Maintenance Capital Expenditures(4.5)(7.0)(7.8)(8.2)(8.6)

Less: Interest Expense(34.7)(42.3)(46.6)(44.4)(42.7)

Other 4.6(0.3) 2.7 1.3(1.3)

Distributable Cash Flow $131.7 $161.5 $164.2 $157.9 $145.3(3.5%)

Distributed Cash Flow

Common Units Public $46.5 $47.7 $48.8 $51.1 $58.1

Common Units NRGY 88.8 91.2 93.2 93.2 93.2

General Partner 8.2 11.8 14.8 15.1 15.8

Distributed Cash Flow $143.5 $150.7 $156.8 $159.3 $167.1 3.5%

% to GP 5.7% 7.8% 9.4% 9.4% 9.4%

GP IDRs $8.2 $11.8 $14.8 $15.1 $15.8 10.3%

Weighted Average LP Units Outstanding 85.9 85.9 85.9 87.3 91.5

DCF / LP Unit $1.49 $1.68 $1.70 $1.64 $1.53(3.0%)

Distribution / LP Unit 1.58 1.62 1.65 1.65 1.65 0.7%

LP Coverage 0.95x 1.04x 1.03x 1.00x 0.93x

Total Coverage 0.92 1.07 1.05 0.99 0.87

Distributable Cash Flow Surplus / (Shortfall)($11.8) $10.8 $7.5($1.4)($21.8)

Confidential

NRGM Management Sensitivity Case

NRGM Management Sensitivity Case (cont’d)($ in millions)

The following sets forth the funding assumptions utilized in the NRGM Management Sensitivity Case and NRGM’s resulting capital structure and credit statistics For the Fiscal Years Ending September 30,

2013E 2014E 2015E 2016E 2017E

Sources:

Equity Issued for Growth Capital Expenditures $ $ $ $ $

Equity Issued for Rangeland Acquisition 225.0

Equity Issuance in Q4 2016E 150.0

Debt Issued / (Repaid) 353.5 21.9(3.9)(88.0) 24.2

DCF Surplus / (Shortfall)(11.8) 10.8 7.5(1.4)(21.8)

Total Sources $566.7 $32.7 $3.6 $60.6 $2.4

Debt Issued / (Repaid), net of Surplus / (Shortfall) $353.5 $21.9($3.9)($88.0) $24.2

Total Equity Issued 225.0

Uses:

Growth Capital Expenditures $116.0 $41.2 $2.0 $2.0 $2.0

Rangeland Acquisition 425.0

Rangeland Transaction Fees and Expenses 6.0

Excess Cash 57.1

Other 19.7(8.5) 1.6 1.5 0.4

Total Uses $566.7 $32.7 $3.6 $60.6 $2.4

Credit Statistics

Debt / Adjusted EBITDA 4.6x 3.8x 3.6x 3.3x 3.7x

Net Debt / Adjusted EBITDA 4.6 3.8 3.6 3.1 3.4

Capital Structure

Cash $ $ $ $57.1 $57.1

Total Debt 770.0 791.9 788.0 700.0 724.2

Net Debt $770.0 $791.9 $788.0 $642.9 $667.1

Confidential

NRGM Management Sensitivity Case

Comparison of NRGM Financial Projections to Wall Street Research Estimates

($ in millions, except per unit amounts)

- The following sets forth a comparison of the NRGM Management Financial Projections, the NRGM Management Sensitivity Case and the Wall Street Research estimates

EBITDA


$500.0
$400.0
$300.0
$200.0
$100.0
$--
$171.6 $166.3 $195.9
$223.5 $211.1 $299.6
$242.7 $216.0 $388.2
$260.9 $209.3
$287.5 $198.0
2013E
2014E
2015E
2016E
2017E
NRGM Management Financial Projections
NRGM Management Sensitivity Case
Wall Street Research

DCF per LP Unit


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$--
$1.52 $1.49 $1.63
$1.75 $1.68 $2.10
$1.82 $1.70 $2.45
$1.87 $1.64
$1.94 $1.53
2013E
2014E
2015E
2016E
2017E
NRGM Management Financial Projections
NRGM Management Sensitivity Case
Wall Street Research

Distribution per LP Unit


$2.50
$2.00
$1.50
$1.00
$0.50
$--
$1.59 $1.58 $1.66
$1.68 $1.62 $1.92
$1.77 $1.65 $2.14
$1.85 $1.65
$1.88 $1.65
2013E
2014E
2015E
2016E
2017E
NRGM Management Financial Projections
NRGM Management Sensitivity Case
Wall Street Research

Distribution Coverage


2.50x
2.00x
1.50x
1.00x
0.50x
--
0.94x 0.92x 1.66x
1.07x 1.07x 1.92x
1.05x 1.05x 2.14x
1.02x 0.99x
1.06x 0.87x
2013E
2014E
2015E
2016E
2017E
NRGM Management Financial Projections
NRGM Management Sensitivity Case
Wall Street Research

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Confidential

NRGM Management Sensitivity Case

NRGM Management Sensitivity Case Financial Projections

($ in millions, except per unit amounts)

- The following sets forth a comparison of the NRGM Management Financial Projections and the NRGM Management Sensitivity Case utilized by Evercore in its analysis herein

NRGM Management Financial Projections

	For the Fiscal Years Ending September 30,					CAGR
	2013E	2014E	2015E	2016E	2017E	2013E - 2015E
Adjusted EBITDA	$171.6	$223.5	$242.7	$260.9	$287.5	*18.9%*
Less: Maintenance Capital Expenditures	(4.5)	(7.0)	(7.8)	(8.2)	(8.6)	
Less: Interest Expense	(34.8)	(42.7)	(52.1)	(56.5)	(57.2)	
Other	4.6	(0.3)	2.7	1.3	(1.3)	
Distributable Cash Flow	$136.9	$173.5	$185.4	$197.5	$220.4	*16.4%*
DCF / LP Unit	$1.52	$1.75	$1.82	$1.87	$1.94	*9.3%*
Distribution / LP Unit	1.59	1.68	1.77	1.85	1.88	*5.5%*
LP Coverage	0.96x	1.04x	1.03x	1.01x	1.03x	
Total Coverage	0.94	1.07	1.05	1.02	1.06	
Distributable Cash Flow Surplus / (Shortfall)	($9.2)	$11.6	$8.4	$3.6	$11.6	

NRGM Management Sensitivity Case

	For the Fiscal Years Ending September 30,					CAGR	Difference versus NRGM Management Financial Projections				
	2013E	2014E	2015E	2016E	2017E	2013E - 2015E	2013E	2014E	2015E	2016E	2017E
Adjusted EBITDA	$166.3	$211.1	$216.0	$209.3	$198.0	*14.0%*	($5.3)	($12.4)	($26.7)	($51.6)	($89.6)
Less: Maintenance Capital Expenditures	(4.5)	(7.0)	(7.8)	(8.2)	(8.6)		--	--	--	--	--
Less: Interest Expense	(34.7)	(42.3)	(46.6)	(44.4)	(42.7)		0.1	0.4	5.5	12.1	14.5
Other	4.6	(0.3)	2.7	1.3	(1.3)		--	--	--	--	--
Distributable Cash Flow	$131.7	$161.5	$164.2	$157.9	$145.3	*11.7%*	($5.2)	($12.0)	($21.2)	($39.6)	($75.1)
DCF / LP Unit	$1.49	$1.68	$1.70	$1.64	$1.53	*6.6%*	($0.03)	($0.07)	($0.12)	($0.23)	($0.41)
Distribution / LP Unit	1.58	1.62	1.65	1.65	1.65	*2.4%*	(0.01)	(0.07)	(0.12)	(0.20)	(0.23)
LP Coverage	0.95x	1.04x	1.03x	1.00x	0.93x						
Total Coverage	0.92	1.07	1.05	0.99	0.87						
Distributable Cash Flow Surplus / (Shortfall)	($11.8)	$10.8	$7.5	($1.4)	($21.8)						

Source: NRGM management; Wall Street Research

EVERCORE PARTNERS

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D. Additional Pro Forma Impact Sensitivities

Confidential

Additional Pro Forma Impact Sensitivities Assumptions – Management Sensitivity Case

Evercore analyzed the pro forma impact to NRGM unitholders and CMLP unitholders from the Proposed Transaction, utilizing the CMLP Management Sensitivity Case and the NRGM Management Sensitivity Case previously reviewed herein

– NRGM acquires CMLP at a 14.4% premium to CMLP’s current unit price of $23.85 as of May 3, 2013, or $26.27 per unit, plus $0.73 in cash, representing a total enterprise value of $2.4 billion or 12.9x 2014E EBITDA

Transaction assumed to be financed with NRGM common equity issued directly to CMLP common unitholders, the $25.0 million of cash consideration financed with borrowings from NRGM’s existing revolver

Implies a 1.070x NRGM/CMLP exchange ratio, assuming a 5.0% premium to CMLP’s 20-Day VWAP of $24.46 and NRGM’s 20-Day VWAP of $24.00

– Crestwood Holdings will make an aggregate payment of $10.0 million to the CMLP unaffiliated unitholders, or $0.29 per unit, resulting in CMLP unaffiliated unitholders receiving a total value of $27.30 per unit

– CMLP’s projected total debt outstanding of $787.4 million as of July 1, 2013 assumed by NRGM, without triggering change of control provisions

– Assumes one-time integration expenses of $5.0 million are funded with borrowings from NRGM’s existing revolver

– Assumes a total distribution coverage equal to NRGM’s standalone distribution coverage pro forma for the Proposed

Transaction

– Assumes NRGM and CMLP (excluding CMM) growth capital expenditures are funded 50.0% with equity issued to the public at an all-in discount of 8.0% to the then-current projected unit price assuming NRGM’s current yield of 6.44%

– CMM growth capital expenditures are funded 100.0% with borrowings on CMM’s revolving credit facility

– Transaction fees and expenses of $20.0 million are funded with borrowings on NRGM’s existing revolver

– Per CMLP management, assumes $10.0 million and $15.0 million of annual synergies in 2013E and 2014E, respectively, and $20.0 million of annual synergies in each of 2015E, 2016E and 2017E

Confidential

Additional Pro Forma Impact Sensitivities

Transaction Economics – Management Sensitivity Case

($ in millions, except per unit amounts)

Sources and Uses

Total CMLP LP Units Outstanding [1]	60.3
Less: CMLP LP Units Owned by Crestwood Holdings [1]	(26.2)
CMLP LP Units Owned by the Public	34.1
Assumed LP Unit Price @ 14.4% Premium to $23.85	$27.30
Acquired Equity Value of Public CMLP Unitholders	$930.4
CMLP LP Units Owned by Crestwood Holdings and NRGY	26.2
Assumed LP Unit Price @ 10.1% Premium to $23.85	$26.27
Acquired Equity Value of Crestwood Holdings and NRGY Unitholders	$687.8
Total Acquired CMLP LP Equity Value	$1,618.2
Less: Cash Consideration Paid by Crestwood Holdings	(10.0)
Total CMLP LP Equity Value Acquired by NRGM	$1,608.2
Plus: Transaction Fees	20.0
Plus: One-Time Integration Expenses	5.0
Less: Cash Consideration Paid by NRGM Funded on NRGM Revolver	(25.0)
Less: Integration Expenses and Transaction Fees Funded on NRGM Revolver	(25.0)
Net NRGM Equity Issued	$1,583.2
Net NRGM LP Equity Issued	$1,583.2
NRGM Current Price	$24.55
New NRGM LP Units Issued	64.5
CMLP Pro Forma Ownership of NRGM	*42.9%*

Consideration per CMLP Unit

CMLP 20-Day VWAP	$24.46
Offer Premium to CMLP's 20-Day VWAP	5.0%
5.0% Premium Implied CMLP Price	$25.68
NRGM 20-Day VWAP	24.00
CMLP / NRGM Exchange Ratio	1.070x
NRGM Current Price	$24.55
Value of Equity Consideration	$26.27
Value of Cash Consideration	1.03
Total Consideration per Unaffiliated CMLP Unit	**$27.30**

Transaction Economics

Net NRGM Equity Issued	$1,583.2
Cash Consideration Paid by NRGM	25.0
Equity Value	$1,608.2
CMLP Net Debt Assumed as of July 1, 2013	787.4
Transaction Enterprise Value	$2,395.5

Assumed Annual Synergies:	
2013E Annual Synergies	$10.0
2014E Annual Synergies	15.0
2015E Annual Synergies	20.0

CMLP Enterprise Value as a Multiple of:	**Data**	**Multiple**
2013E EBITDA	$173.3	13.8x
2014E EBITDA	186.1	12.9
2015E EBITDA	205.0	11.7
2013E EBITDA + Synergies	$183.3	13.1x
2014E EBITDA + Synergies	201.1	11.9
2015E EBITDA + Synergies	225.0	10.6

CMLP Equity Value as a Multiple of:	**Data**	**Multiple**
2013E DCF	$124.8	12.9x
2014E DCF	135.6	11.9
2015E DCF	144.6	11.1
2013E DCF + Synergies	$134.8	11.9x
2014E DCF + Synergies	150.6	10.7
2015E DCF + Synergies	164.6	9.8

(1) Includes 6,502,016 common units from the conversion of the Class D Units outstanding as of July 1, 2013

Evercore Partners

129

Crestwood

Confidential

Additional Pro Forma Impact Sensitivities

Proposed Transaction – Management Sensitivity Case($ in millions, except per unit amounts)

Pro Forma Impact

For the Quarter Ending For the Years Ending December 31, CAGR

3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

NRGM Adjusted EBITDA $ 42.4 $ 43.9 $47.1 $53.3 $186.7 $211.8 $214.3 $206.4 $195.3

CMLP Adjusted EBITDA 45.2 45.9 91.1 186.1 205.0 221.4 234.6

Synergies 5.0 5.0 10.0 15.0 20.0 20.0 20.0

Adjusted EBITDA $ 42.4 $ 43.9 $97.3 $104.3 $287.8 $412.9 $439.3 $447.9 $449.9 2.9%

Less: NRGM Maintenance Capital Expenditures(1.3)(1.6)(1.0)(1.6)(5.5)(7.3)(7.9)(8.3)(8.5)

Less: CMLP Maintenance Capital Expenditures (3.6)(2.5)(6.1)(7.2)(7.7)(8.9)(11.8)

Less: NRGM Interest Expense(9.0)(9.5)(9.8)(10.3)(38.6)(43.7)(46.1)(44.0)(42.7)

Less: CMLP Interest Expense (11.0)(11.3)(22.2)(47.9)(57.4)(64.8)(68.6)

Less: Incremental Interest (Expense) / Savings (0.3)(0.2)(0.6) 0.5 1.7 9.5 10.0

NRGM Other Income 0.4 0.5 0.0(0.1) 0.9 0.4 2.3 0.6(1.3)

CMLP Other Income 0.9 1.0 1.9 4.5 4.7 4.9 5.2

Distributable Cash Flow $ 32.6 $ 33.3 $72.6 $79.2 $217.7 $312.3 $328.9 $337.0 $332.1 2.1%

Distributable Cash Flow

Common Units Public $ 11.0 $ 11.2 $12.8 $13.7 $48.8 $56.2 $58.8 $64.7 $69.0

Common Units NRGY 21.1 21.4 24.0 25.2 91.6 99.4 102.2 102.5 100.4

Common Units CMLP 27.4 28.8 56.2 113.6 116.9 117.1 114.8

General Partner 0.4 0.7 8.4 11.6 21.0 43.1 51.0 52.7 47.9

Distributable Cash Flow $ 32.6 $ 33.3 $72.6 $79.2 $217.7 $312.3 $328.9 $337.0 $332.1

Distributed Cash Flow

Common Units Public $ 11.7 $ 11.7 $12.8 $13.0 $49.1 $54.8 $57.7 $66.3 $75.0

Common Units NRGY 22.3 22.3 23.9 23.9 92.3 96.8 100.3 104.9 109.2

Common Units CMLP 27.3 27.3 54.6 110.7 114.6 120.0 124.9

General Partner 2.1 2.1 8.1 8.1 20.5 36.2 45.6 59.6 72.8

Distributed Cash Flow $ 36.1 $ 36.1 $72.1 $72.4 $216.7 $298.6 $318.2 $350.8 $381.9 8.5%

Confidential

Additional Pro Forma Impact Sensitivities

Proposed Transaction – Management Sensitivity Case (cont’d)($ in millions, except per unit amounts)

Pro Forma Impact

For the Quarter Ending For the Years Ending December 31, CAGR

3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

Distributed Cash Flow $36.1 $36.1 $72.1 $72.4 $216.7 $298.6 $318.2 $350.8 $381.9

% to GP 6.0% 6.0% 11.2% 11.2% 9.5% 12.1% 14.3% 17.0% 19.1%

GP IDRs $2.1 $2.1 $8.1 $8.1 $20.5 $36.2 $45.6 $59.6 $72.8 26.2%

Weighted Average LP Units Outstanding 85.9 85.9 151.0 151.7 118.6 152.8 153.3 156.5 159.6

NRGM Summary:

DCF / LP Unit Pro Forma $0.37 $0.38 $0.43 $0.45 $1.62 $1.76 $1.81 $1.82 $1.78 0.3%

Distribution / LP Unit Pro Forma 0.40 0.40 0.42 0.42 $1.64 $1.72 1.78 1.86 1.94 4.1%

CMLP Summary:

DCF / LP Unit Pro Forma $0.48 $0.49 $0.46 $0.48 $1.90 $1.89 $1.94 $1.94 $1.90 0.3%

Distribution / LP Unit Pro Forma $0.51 $0.51 $0.45 $0.45 $1.93 $1.84 $1.90 $1.99 $2.07 4.1%

LP Coverage 0.95x 0.96x 1.00x 1.05x 0.99x 1.03x 1.02x 0.98x 0.92x

Total Coverage 0.90 0.92 1.01 1.09 1.00 1.05 1.03 0.96 0.87

Distributable Cash Flow Surplus / (Shortfall)($3.5)($2.8) $0.5 $6.8 $1.0 $13.7 $10.7($13.8)($49.8)

Confidential

Additional Pro Forma Impact Sensitivities

Proposed Transaction – Management Sensitivity Case (cont’d)($ in millions)

For the Quarter Ending For the Years Ending December 31,

3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E

Sources:

Equity Issued for CMLP Acquisition $ $ $1,583.2 $ $1,583.2 $ $ $ $

Revolver Draw for Cash Consideration 25.0 25.0

CMLP Net Debt Assumed 787.4 787.4

Revolver Draw for Transaction Fees and Expenses 25.0 25.0

Equity Issued for Growth Capital Expenditures 15.6 15.6 31.3 35.9 9.4 9.4 6.8

Equity Issuance in Q4 2016E 150.0

Debt Issued / (Repaid) 42.0 33.0 36.8 9.7 121.5 37.6 25.2(102.6) 79.4

DCF Surplus / (Shortfall)(3.5)(2.8) 0.5 6.8 1.0 13.7 10.7(13.8)(49.8)

Total Sources $38.5 $30.2 $2,473.4 $32.2 $2,574.3 $87.2 $45.3 $43.0 $36.4

Debt Issued / (Repaid), net of Surplus / (Shortfall) $42.0 $33.0 $61.8 $9.7 $146.5 $37.6 $25.2($102.6) $79.4

Total Equity Issued 1,598.8 15.6 1,614.4 35.9 9.4 9.4 6.8

Uses:

CMLP Merger $ $ $2,385.5 $ $2,385.5 $ $ $ $

CMLP Transaction Fees and Expenses 25.0 25.0

NRGM Growth Capital Expenditures 28.8 20.6 25.0 24.5 98.9 17.2 2.0 2.0 2.0

CMLP Growth Capital Expenditures 6.3 6.8 13.1 54.5 16.8 16.8 11.7

CMM Growth Capital Expenditures 21.5 5.5 27.0 19.0 24.9 23.0 22.5

Other 9.7 9.6 0.2(4.6) 14.8(3.5) 1.5 1.2 0.3

Total Uses $38.5 $30.2 $2,463.4 $32.2 $2,564.3 $87.2 $45.3 $43.0 $36.4

Pro Forma Credit Statistics

Debt / Adjusted EBITDA 4.4x 4.0x 3.8x 3.5x 3.7x

Net Debt / Adjusted EBITDA 4.4 4.0 3.8 3.5 3.7

Standalone NRGM Credit Statistics

Debt / Adjusted EBITDA 4.2x 3.7x 3.7x 3.4x 3.7x

Net Debt / Adjusted EBITDA 4.2 3.7 3.7 3.1 3.4

Standalone CMLP Credit Statistics

Debt / Adjusted EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x

Net Debt / Adjusted EBITDA 4.7 4.9 4.7 4.5 4.3

Capital Structure

Cash $ $ $ $ $ $ $0.0 $0.0 $

Total Debt 712.1 745.1 1,613.8 1,623.5 1,623.5 1,661.2 1,686.4 1,583.8 1,663.1

Net Debt $712.1 $745.1 $1,613.8 $1,623.5 $1,623.5 $1,661.2 $1,686.4 $1,583.8 $1,663.1

Avb

Confidential

Additional Pro Forma Impact Sensitivities

Pro Forma Impact – CMLP Unitholder – Management Sensitivity Case

CMLP Accretion / (Dilution)

For the Quarter Ending For the Years Ending December 31, CAGR

9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

CMLP Accretion / (Dilution):

DCF / LP Unit Standalone $0.50 $ 0.52 $1.99 $1.94 $2.02 $2.09 $2.14 3.3%

DCF / LP Unit Pro Forma $0.46 $ 0.48 $1.90 $1.89 $1.94 $1.94 $1.90 0.3%

Accretion / (Dilution) $($0.05)($0.04)($0.08)($0.06)($0.08)($0.14)($0.24)

Accretion / (Dilution) %(9.2%)(7.3%)(4.2%)(3.0%)(3.9%)(6.8%)(11.0%)

Distribution / LP Unit Standalone $0.51 $ 0.51 $2.04 $2.04 $2.04 $2.04 $2.08 0.6%

Distribution / LP Unit Pro Forma $0.45 $ 0.45 $1.93 $1.84 $1.90 $1.99 $2.07 4.1%

Accretion / (Dilution) $($0.06)($0.06)($0.11)($0.20)($0.14)($0.05)($0.01)

Accretion / (Dilution) %(11.1%)(11.1%)(5.6%)(9.9%)(6.8%)(2.4%)(0.3%)

Standalone Distribution Coverage NRGM 0.97x 1.02x 0.96x 0.92x 0.98x 1.04x 1.05x

Pro Forma Distribution Coverage CMLP 1.01 1.09 1.00 1.05 1.03 0.96 0.87

Standalone Debt/EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x

Pro Forma Debt/EBITDA 4.4 4.0 3.8 3.5 3.7

Standalone Distirbution Per CMLP Unitholder $2.04 $2.04 $2.04 $2.04 $2.08

CMLP Current Yield 8.6% 8.6% 8.6% 8.6% 8.6%

CMLP Standalone Projected Unit Price Current Yield (Less $1.03 per Unit Cash Consideration) $22.82 $22.82 $22.82 $22.82 $23.26

Pro Forma Distribution per CMLP Unitholder $1.93 $1.84 $1.90 $1.99 $2.07

NRGM Yield Necessary to Achieve CMLP Standalone Projected Unit Price (Breakeven Yield) 8.4% 8.1% 8.3% 8.7% 8.9%

Confidential

Additional Pro Forma Impact Sensitivities

Pro Forma Impact – NRGM Unitholder – Management Sensitivity Case

NRGM Accretion / (Dilution)

For the Quarter Ending For the Years Ending December 31, CAGR

9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E 2017E

NRGM Accretion / (Dilution):

DCF / LP Unit Standalone $0.40 $0.43 $1.58 $1.68 $1.68 $1.62 $1.51(3.5%)

DCF / LP Unit Pro Forma $0.43 $0.45 $1.62 $1.76 $1.81 $1.82 $1.78 0.3%

Accretion / (Dilution) $ $0.03 $0.02 $0.05 $0.08 $0.13 $0.20 $0.27

Accretion / (Dilution) % 7.3% 4.8% 3.1% 5.0% 7.7% 12.4% 18.1%

Distribution / LP Unit Standalone $0.40 $0.40 $1.58 $1.63 $1.65 $1.65 $1.65 0.4%

Distribution / LP Unit Pro Forma 0.42 0.42 1.64 1.72 1.78 1.86 1.94 4.1%

Accretion / (Dilution) $ $0.03 $0.03 $0.05 $0.09 $0.13 $0.21 $0.28

Accretion / (Dilution) % 7.3% 6.3% 3.4% 5.2% 7.6% 12.6% 17.2%

Standalone Distribution Coverage NRGM 1.01x 1.13x 0.99x 1.07x 1.03x 0.96x 0.87x

Pro Forma Distribution Coverage NRGM 1.01 1.09 1.00 1.05 1.03 0.96 0.87

Standalone Debt/EBITDA 4.2x 3.7x 3.7x 3.4x 3.7x

Pro Forma Debt/EBITDA 4.4 4.0 3.8 3.5 3.7